UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2016

Date of reporting period:	9/30/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential Balanced Fund

ANNUAL REPORT	SEPTEMBER 30, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Income and long-term growth of capital

Highlights

PRUDENTIAL BALANCED FUND

•	The small-cap equities portion of the Fund, which underperformed the small-cap segment of the US equity market, detracted from performance.

•	The Fund’s quantitative approach to analyst revisions within the small-cap equities segment, and its quantitative approach to valuation factors within the large-cap equities segment, dampened results.

•

The Fund benefited from security selection within the fixed income portion of the Fund, led by its positioning in investment-grade corporate bonds, collateralized loan obligations, and agency and non-agency mortgage-backed securities. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Balanced Fund

November 15, 2016

Prudential Balanced Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	10.15	67.94	71.86
Class B	9.41	62.33	60.32
Class C	9.41	62.22	60.21
Class R	10.01	66.34	67.99
Class Z	10.57	70.60	77.06
Customized Blend Index	11.01	65.56	84.66
Bloomberg Barclays US Aggregate Bond Index	5.19	16.39	59.65
S&P 500 Index	15.41	113.29	101.03
Lipper Mixed-Asset Target Allocation Growth Funds Average	9.23	61.25	64.97

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	4.10	9.68	4.97
Class B	4.41	10.04	4.83
Class C	8.41	10.16	4.83
Class R	10.01	10.71	5.32
Class Z	10.57	11.28	5.88
Customized Blend Index	11.01	10.61	6.33
Bloomberg Barclays US Aggregate Bond Index	5.19	3.08	4.79
S&P 500 Index	15.41	16.36	7.23
Lipper Mixed-Asset Target Allocation Growth Funds Average	9.23	9.97	5.06

Average Annual Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	10.15	10.93	5.56
Class B	9.41	10.17	4.83
Class C	9.41	10.16	4.83
Class R	10.01	10.71	5.32
Class Z	10.57	11.28	5.88

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2006) and the account values at the end of the current fiscal year (September 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Balanced Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is made up of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend (MSCI EAFE ND) Index (5%). The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class under the Fund’s investment strategies.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how US investment-grade bonds have performed.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

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Lipper Mixed-Asset Target Allocation Growth Funds Average—The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/16 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	1.5
Facebook, Inc. (Class A Stock), Internet Software & Services	1.1
Johnson & Johnson, Pharmaceuticals	1.0
Amazon.com, Inc., Internet & Direct Marketing Retail	1.0
JPMorgan Chase & Co., Banks	0.9

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/16 (%)
Banks	4.1
Pharmaceuticals	3.4
Oil, Gas & Consumable Fuels	3.3
Internet Software & Services	2.8
Software	2.5

Industry weightings reflect only long-term equity investments and are subject to change.

Prudential Balanced Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Balanced Fund’s Class A shares returned 10.15% for the 12-month reporting period that ended September 30, 2016. The Fund’s Class A shares underperformed the 11.01% return of the Customized Blend Index (the Index) and outperformed the 9.23% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What were market conditions?

•

When the reporting period began, the equity markets were dominated by anxiety about the potential of a Federal Reserve (Fed) rate hike, the health of the Chinese economy, and China’s unexpected devaluation of its currency, the yuan. The fixed income markets, meanwhile, reflected investor uncertainty about weaker global economic growth, the Fed’s rate hiking schedule, record new issuance, and steep declines in energy and commodity prices. In mid-December, the Fed raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016 although its forecasts for US economic growth, inflation, and unemployment were little changed from December. (A dovish tone tends to imply lower interest rates.)

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. Although the Brexit decision raised considerable uncertainty, the macroeconomic fallout appeared to be manageable, if not limited. However, Switzerland, Spain, and Ireland have significant banking system exposure to the UK. The Fed left short-term rates unchanged, with some policymakers suggesting there would be just a single rate hike in 2016. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter and through the end of the period, global central bank monetary policy remained accommodative, providing support to the world’s bond markets. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed amid stability in energy prices as well as a general search for yield in the low interest-rate environment. Equity markets appeared to shrug off the

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drama of Brexit as volatility was generally kept in check, with the exception of a brief sell-off in the US on fears that the Fed might raise rates by the end of 2016.

What worked?

•	The portion of the Fund invested in bonds outperformed the Bloomberg Barclays US Aggregate Index by 1.27% during the reporting period.

•

Security selection within fixed income was a positive contributor to performance, highlighted by positioning within investment-grade corporate bonds, collateralized loan obligations, and agency and non-agency mortgage-backed securities.

•	Sector allocation within the bond market also added to performance, with overweight positions in high yield corporate bonds and commercial mortgage-backed securities contributing positively.

•

The large-cap equity portion of the Fund outperformed the large-cap segment of the US equity market. Analyst revisions and quality, two quantitative factors used by QMA, were the strongest-performing factors.

•	Within the small-cap equities portion of the Fund, QMA’s valuation factor and quality factor added value.

•	The Fund maintained, on average, a small overweight in equities, which bolstered performance as equities generally outperformed bonds during the period.

What didn’t work?

•	The small-cap equities portion of the Fund underperformed the small-cap segment of the US equity market. Among factors, analyst revisions lagged.

•	Within the large-cap equities portion of the Fund, the valuation factor detracted from results.

•	The Fund’s underweight in fixed income and its overweight in cash hurt performance as the broad bond market generated a positive return during the period.

•	While a sector allocation to high-yield bonds was positive, individual positions in high-yield bonds dampened the Fund’s returns.

Did the Fund use derivatives and how did they affect performance?

•

The Fund uses derivatives, such as futures contracts on major market indexes and interest rate swaps, to gain exposure to different types of investments, provide liquidity for cash flows, adjust exposure to interest rate risk, or for other purposes intended to help the Fund meet its objective.

•	During the reporting period, exposure to derivatives did not have a material impact on Fund performance.

Prudential Balanced Fund	9

Strategy and Performance Overview (continued)

Current Outlook

•

Overall, the global environment is characterized by low real interest rates, sluggish demand, slow economic growth, and subpar inflation. (The real interest rate is the rate of interest one may receive after allowing for inflation.)

•	Quantitative Management Associates LLC (QMA) believes global economic growth will have difficulty exceeding 3%, a far cry from the growth of between 4% and 5% before the 2008-2009 financial crisis.

•	In the developed markets, QMA thinks economic growth is likely to remain lackluster, given headwinds from demographics and poor productivity growth.

•

The structural reforms necessary to help reinvigorate growth may be hampered by elevated political risks around the globe, including Brexit, the US elections, Italy’s referendum on constitutional reform, and German and French elections in 2017.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2016, at the beginning of the period, and held through the six-month period ended September 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Balanced Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Balanced Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,046.00	1.23%	$6.29
	Hypothetical	$1,000.00	$1,018.85	1.23%	$6.21
Class B	Actual	$1,000.00	$1,042.10	1.93%	$9.85
	Hypothetical	$1,000.00	$1,015.35	1.93%	$9.72
Class C	Actual	$1,000.00	$1,042.10	1.93%	$9.85
	Hypothetical	$1,000.00	$1,015.35	1.93%	$9.72
Class R	Actual	$1,000.00	$1,044.90	1.43%	$7.31
	Hypothetical	$1,000.00	$1,017.85	1.43%	$7.21
Class Z	Actual	$1,000.00	$1,047.90	0.93%	$4.76
	Hypothetical	$1,000.00	$1,020.35	0.93%	$4.70

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2016, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended September 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.25	1.23
B	1.95	1.93
C	1.95	1.93
R	1.70	1.43
Z	0.95	0.93

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Balanced Fund	13

Portfolio of Investments

as of September 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.9%

COMMON STOCKS 59.0%

Aerospace & Defense 1.5%
AAR Corp.	900	$28,188
Airbus Group SE (France)	1,073	65,079
BAE Systems PLC (United Kingdom)	5,767	39,176
Boeing Co. (The)	10,100	1,330,574
BWX Technologies, Inc.	24,500	940,065
Cobham PLC (United Kingdom)	3,049	6,633
Engility Holdings, Inc.*	3,700	116,550
Esterline Technologies Corp.*	300	22,812
General Dynamics Corp.	2,500	387,900
Huntington Ingalls Industries, Inc.	9,500	1,457,490
Leonardo-Finmeccanica SpA (Italy)*	776	8,796
Meggitt PLC (United Kingdom)	1,504	8,778
Moog, Inc. (Class A Stock)*	500	29,770
Northrop Grumman Corp.	2,000	427,900
Rolls-Royce Holdings PLC (United Kingdom)*	3,349	31,245
Safran SA (France)	570	40,996
Singapore Technologies Engineering Ltd. (Singapore)	3,100	7,374
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	19,300	859,622
Textron, Inc.	22,700	902,325
Thales SA (France)	192	17,680
United Technologies Corp.	4,700	477,520
Vectrus, Inc.*	900	13,707
Wesco Aircraft Holdings, Inc.*	7,100	95,353
Zodiac Aerospace (France)	394	9,589

		7,325,122

Air Freight & Logistics 0.2%
Bollore SA (France)	1,391	4,842
Deutsche Post AG (Germany)	1,767	55,323
FedEx Corp.	5,000	873,400
Royal Mail PLC (United Kingdom)	1,545	9,804
Yamato Holdings Co. Ltd. (Japan)	700	16,317

		959,686

Airlines 0.5%
Allegiant Travel Co.	410	54,149
ANA Holdings, Inc. (Japan)	2,300	6,248
Cathay Pacific Airways Ltd. (Hong Kong)	2,000	2,796
Deutsche Lufthansa AG (Germany)	458	5,106
easyJet PLC (United Kingdom)	281	3,664
International Consolidated Airlines Group SA (United Kingdom)	1,421	7,373

See Notes to Financial Statements.

Prudential Balanced Fund	15

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Airlines (cont’d.)
Japan Airlines Co. Ltd. (Japan)	100	$2,940
Qantas Airways Ltd. (Australia)	795	1,909
Singapore Airlines Ltd. (Singapore)	1,000	7,726
Southwest Airlines Co.	41,100	1,598,379
United Continental Holdings, Inc.*	14,200	745,074

		2,435,364

Auto Components 0.4%
Aisin Seiki Co. Ltd. (Japan)	350	16,035
Bridgestone Corp. (Japan)	1,200	44,213
Cie Generale des Etablissements Michelin (France)	330	36,543
Continental AG (Germany)	200	42,141
Cooper Tire & Rubber Co.	500	19,010
Cooper-Standard Holding, Inc.*	1,600	158,080
Dana, Inc.	7,200	112,248
Denso Corp. (Japan)	950	37,909
GKN PLC (United Kingdom)	3,030	12,573
Koito Manufacturing Co. Ltd. (Japan)	200	9,734
Lear Corp.	8,500	1,030,370
Metaldyne Performance Group, Inc.	1,100	17,435
NGK Spark Plug Co. Ltd. (Japan)	400	7,068
NHK Spring Co. Ltd. (Japan)	500	4,847
NOK Corp. (Japan)	200	4,376
Nokian Renkaat OYJ (Finland)	207	7,547
Stanley Electric Co. Ltd. (Japan)	300	8,111
Sumitomo Electric Industries Ltd. (Japan)	1,400	19,791
Sumitomo Rubber Industries Ltd. (Japan)	300	4,538
Tenneco, Inc.*	3,100	180,637
Toyoda Gosei Co. Ltd. (Japan)	150	3,488
Toyota Industries Corp. (Japan)	300	13,925
Valeo SA (France)	438	25,566
Yokohama Rubber Co. Ltd. (The) (Japan)	200	3,201

		1,819,386

Automobiles 0.8%
Bayerische Motoren Werke AG (Germany)	603	50,770
Daimler AG (Germany)	1,779	125,469
Ferrari NV (Italy)	242	12,576
Fiat Chrysler Automobiles NV (United Kingdom)	1,718	10,920
Ford Motor Co.	89,000	1,074,230
Fuji Heavy Industries Ltd. (Japan)	1,100	41,271
General Motors Co.	58,800	1,868,076

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Automobiles (cont’d.)
Honda Motor Co. Ltd. (Japan)	3,000	$86,581
Isuzu Motors Ltd. (Japan)	1,050	12,360
Mazda Motor Corp. (Japan)	1,060	16,262
Mitsubishi Motors Corp. (Japan)	1,470	6,867
Nissan Motor Co. Ltd. (Japan)	4,600	45,121
Peugeot SA (France)*	861	13,148
Renault SA (France)	350	28,794
Suzuki Motor Corp. (Japan)	700	23,447
Thor Industries, Inc.	1,500	127,050
Toyota Motor Corp. (Japan)	5,004	290,264
Volkswagen AG (Germany)	64	9,267
Yamaha Motor Co. Ltd. (Japan)	500	10,102

		3,852,575

Banks 4.0%
1st Source Corp.	400	14,278
ABN AMRO Group NV-CVA (Netherlands), 144A	417	8,622
Aozora Bank Ltd. (Japan)	2,100	7,238
Australia & New Zealand Banking Group Ltd. (Australia)	5,372	114,432
BancFirst Corp.	600	43,506
Banco Bilbao Vizcaya Argentaria SA (Spain)	12,121	73,339
Banco de Sabadell SA (Spain)	9,392	12,032
Banco Espirito Santo SA (Portugal)*(a)(b)	4,022	—
Banco Popular Espanol SA (Spain)	5,959	7,375
Banco Santander SA (Spain)	26,545	117,763
Bank Hapoalim BM (Israel)	1,878	10,664
Bank Leumi Le-Israel BM (Israel)*	2,683	10,211
Bank of America Corp.	221,900	3,472,735
Bank of East Asia Ltd. (The) (Hong Kong)	2,000	8,163
Bank of Ireland (Ireland)*	48,627	10,167
Bank of Kyoto Ltd. (The) (Japan)	600	4,392
Bank of Queensland Ltd. (Australia)	623	5,457
Bank of the Ozarks, Inc.	400	15,360
Bankia SA (Spain)	8,144	6,683
Bankinter SA (Spain)	1,157	8,232
Barclays PLC (United Kingdom)	31,208	67,659
Bendigo & Adelaide Bank Ltd. (Australia)	813	6,743
Berkshire Hills Bancorp, Inc.	3,200	88,672
BNP Paribas SA (France)	1,951	100,347
BOC Hong Kong Holdings Ltd. (Hong Kong)	7,000	23,817
Brookline Bancorp, Inc.	1,200	14,628
Bryn Mawr Bank Corp.	300	9,597

See Notes to Financial Statements.

Prudential Balanced Fund	17

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
CaixaBank SA (Spain)	6,013	$15,195
Camden National Corp.	600	28,644
Central Pacific Financial Corp.	2,800	70,532
Chiba Bank Ltd. (The) (Japan)	1,500	8,519
Chugoku Bank Ltd. (The) (Japan)	300	3,659
Citigroup, Inc.	65,770	3,106,317
Commerzbank AG (Germany)	1,919	12,399
Commonwealth Bank of Australia (Australia)	3,254	181,454
Community Trust Bancorp, Inc.	820	30,430
Concordia Financial Group Ltd. (Japan)	2,200	9,599
Credit Agricole SA (France)	1,930	19,037
Customers Bancorp, Inc.*	2,300	57,868
Danske Bank A/S (Denmark)	1,286	37,623
DBS Group Holdings Ltd. (Singapore)	3,307	37,524
DNB ASA (Norway)	1,775	23,336
Enterprise Financial Services Corp.	1,500	46,875
Erste Group Bank AG (Austria)*	554	16,405
FCB Financial Holdings, Inc. (Class A Stock)*	1,300	49,959
Fidelity Southern Corp.	1,600	29,424
Financial Institutions, Inc.	1,500	40,665
First Bancorp	900	17,811
First Busey Corp.	1,700	38,420
First Citizens BancShares, Inc. (Class A Stock)	310	91,106
First Community Bancshares, Inc.	1,600	39,680
First Financial Corp.	700	28,476
First Interstate BancSystem, Inc. (Class A Stock)	900	28,359
First Merchants Corp.	300	8,025
First Midwest Bancorp, Inc.	600	11,616
First NBC Bank Holding Co.*	2,000	18,880
Fukuoka Financial Group, Inc. (Japan)	1,700	7,066
Great Southern Bancorp, Inc.	800	32,560
Great Western Bancorp, Inc.	1,700	56,644
Hachijuni Bank Ltd. (The) (Japan)	800	4,167
Hancock Holding Co.	3,000	97,290
Hang Seng Bank Ltd. (Hong Kong)	1,400	25,132
Hanmi Financial Corp.	2,400	63,216
Heartland Financial USA, Inc.	1,700	61,319
Hilltop Holdings, Inc.*	7,600	170,696
Hiroshima Bank Ltd. (The) (Japan)	1,000	4,148
Hope Bancorp, Inc.	3,500	60,795
Horizon Bancorp	850	24,973
HSBC Holdings PLC (United Kingdom)	37,004	278,149
IBERIABANK Corp.	2,300	154,376

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Independent Bank Group, Inc.	900	$39,753
ING Groep NV-CVA (Netherlands)	7,148	88,247
International Bancshares Corp.	1,700	50,626
Intesa Sanpaolo SpA (Italy)	23,841	52,930
Intesa Sanpaolo SpA-RSP (Italy)	1,491	3,128
Iyo Bank Ltd. (The) (Japan)	600	3,633
Japan Post Bank Co. Ltd. (Japan)	500	5,941
JPMorgan Chase & Co.	66,430	4,423,574
KBC Groep NV (Belgium)*	458	26,736
Kyushu Financial Group, Inc. (Japan)	1,000	6,813
Lloyds Banking Group PLC (United Kingdom)	116,986	82,652
MainSource Financial Group, Inc.	2,700	67,365
Mebuki Financial Group, Inc. (Japan)	1,404	5,030
Mediobanca SpA (Italy)	962	6,261
MidWestOne Financial Group, Inc.	400	12,148
Mitsubishi UFJ Financial Group, Inc. (Japan)	23,500	119,053
Mizrahi Tefahot Bank Ltd. (Israel)	203	2,582
Mizuho Financial Group, Inc. (Japan)	44,060	74,260
National Australia Bank Ltd. (Australia)	4,857	104,406
Natixis SA (France)	1,762	8,221
Nordea Bank AB (Sweden)	5,575	55,362
OFG Bancorp (Puerto Rico)	1,600	16,176
Oversea-Chinese Banking Corp. Ltd. (Singapore)	5,727	36,499
Peapack Gladstone Financial Corp.	1,100	24,651
PNC Financial Services Group, Inc. (The)	21,000	1,891,890
Preferred Bank	500	17,875
Prosperity Bancshares, Inc.	3,300	181,137
Raiffeisen Bank International AG (Austria)*	186	2,831
Resona Holdings, Inc. (Japan)	4,200	17,664
Royal Bank of Scotland Group PLC (United Kingdom)*	6,423	14,870
Seven Bank Ltd. (Japan)	1,200	3,843
Shinsei Bank Ltd. (Japan)	3,200	4,853
Shizuoka Bank Ltd. (The) (Japan)	1,100	8,813
Simmons First National Corp. (Class A Stock)	1,200	59,880
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	2,863	28,777
Societe Generale SA (France)	1,395	48,259
Standard Chartered PLC (United Kingdom)*	5,970	48,582
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,467	83,334
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	618	20,191
SunTrust Banks, Inc.	12,300	538,740
Suruga Bank Ltd. (Japan)	400	9,588
Svenska Handelsbanken AB (Sweden) (Class A Stock)	2,727	37,486
Swedbank AB (Sweden) (Class A Stock)	1,649	38,746

See Notes to Financial Statements.

Prudential Balanced Fund	19

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Texas Capital Bancshares, Inc.*	1,200	$65,904
Umpqua Holdings Corp.	1,300	19,565
UniCredit SpA (Italy)	9,673	22,547
Union Bankshares Corp.	1,400	37,478
Unione di Banche Italiane SpA (Italy)	1,584	3,651
United Community Banks, Inc.	4,400	92,488
United Overseas Bank Ltd. (Singapore)	2,404	33,353
Wells Fargo & Co.	31,741	1,405,492
West Bancorporation, Inc.	800	15,680
Westpac Banking Corp. (Australia)	6,129	139,448
Yamaguchi Financial Group, Inc. (Japan)	400	4,264

		19,623,756

Beverages 1.2%
Anheuser-Busch InBev SA/NV (Belgium)	1,486	195,422
Asahi Group Holdings Ltd. (Japan)	750	27,320
Carlsberg A/S (Denmark) (Class B Stock)	195	18,637
Coca-Cola Amatil Ltd. (Australia)	1,132	8,926
Coca-Cola Co. (The)	14,700	622,104
Coca-Cola European Partners PLC (United Kingdom)	384	15,291
Coca-Cola HBC AG (Switzerland)*	342	7,945
Diageo PLC (United Kingdom)	4,637	132,820
Dr. Pepper Snapple Group, Inc.	15,400	1,406,174
Heineken Holding NV (Netherlands)	176	14,100
Heineken NV (Netherlands)	420	36,919
Kirin Holdings Co. Ltd. (Japan)	1,500	24,930
National Beverage Corp.*	800	35,240
PepsiCo, Inc.	29,900	3,252,223
Pernod Ricard SA (France)	387	45,834
Remy Cointreau SA (France)	40	3,413
SABMiller PLC (United Kingdom)	1,771	103,159
Suntory Beverage & Food Ltd. (Japan)	300	12,972
Treasury Wine Estates Ltd. (Australia)	1,368	11,610

		5,975,039

Biotechnology 2.1%
Acorda Therapeutics, Inc.*	800	16,704
Actelion Ltd. (Switzerland)*	187	32,451
Amgen, Inc.	15,900	2,652,279
Applied Genetic Technologies Corp.*	1,800	17,604
Biogen, Inc.*	6,100	1,909,483
BioSpecifics Technologies Corp.*	1,400	63,938

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Celgene Corp.*	20,300	$2,121,959
Cepheid, Inc.*	2,400	126,456
Chimerix, Inc.*(c)	9,000	49,860
Concert Pharmaceuticals, Inc.*	3,200	32,352
CSL Ltd. (Australia)	843	69,320
Emergent BioSolutions, Inc.*	4,500	141,885
Exelixis, Inc.*	11,900	152,201
FibroGen, Inc.*	3,900	80,730
Genmab A/S (Denmark)*	101	17,286
Genomic Health, Inc.*	4,700	135,924
Gilead Sciences, Inc.	29,000	2,294,480
Grifols SA (Spain)	581	12,524
ImmunoGen, Inc.*(c)	5,500	14,740
Myriad Genetics, Inc.*	4,400	90,552
PDL BioPharma, Inc.	14,700	49,245
Shire PLC	1,658	107,211
Spectrum Pharmaceuticals, Inc.*	7,700	35,959
Vanda Pharmaceuticals, Inc.*	9,000	149,760
Xencor, Inc.*	700	17,143

		10,392,046

Building Products 0.1%
American Woodmark Corp.*	200	16,114
Asahi Glass Co. Ltd. (Japan)	1,900	12,285
Assa Abloy AB (Sweden) (Class B Stock)	1,825	37,062
Cie de Saint-Gobain (France)	912	39,462
Continental Building Products, Inc.*	4,900	102,851
Daikin Industries Ltd. (Japan)	450	41,992
Geberit AG (Switzerland)	69	30,246
Gibraltar Industries, Inc.*	1,000	37,150
Insteel Industries, Inc.	1,200	43,488
LIXIL Group Corp. (Japan)	500	10,712
NCI Building Systems, Inc.*	2,600	37,934
Patrick Industries, Inc.*	900	55,728
TOTO Ltd. (Japan)	250	9,452
Universal Forest Products, Inc.	1,800	177,282

		651,758

Capital Markets 1.1%
3i Group PLC (United Kingdom)	1,771	14,932
Aberdeen Asset Management PLC (United Kingdom)	1,874	7,910
Ameriprise Financial, Inc.	9,200	917,884

See Notes to Financial Statements.

Prudential Balanced Fund	21

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Associated Capital Group, Inc. (Class A Stock)	500	$17,730
ASX Ltd. (Australia)	347	12,856
Credit Suisse Group AG (Switzerland)*	3,386	44,501
Daiwa Securities Group, Inc. (Japan)	3,000	16,891
Deutsche Bank AG (Germany)*	2,512	32,740
Deutsche Boerse AG (Germany)*	351	28,490
Evercore Partners, Inc. (Class A Stock)	900	46,359
Gain Capital Holdings, Inc.	3,300	20,394
GAMCO Investors, Inc. (Class A Stock)	600	17,082
Goldman Sachs Group, Inc. (The)	12,915	2,082,802
Hargreaves Lansdown PLC (United Kingdom)	491	8,085
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,100	55,577
ICAP PLC (United Kingdom)	1,110	6,685
INTL FCStone, Inc.*	1,300	50,505
Investec PLC (South Africa)	1,088	6,632
Japan Exchange Group, Inc. (Japan)	500	7,818
Julius Baer Group Ltd. (Switzerland)*	418	17,039
KCG Holdings, Inc. (Class A Stock)*	7,100	110,263
London Stock Exchange Group PLC (United Kingdom)	554	20,075
Macquarie Group Ltd. (Australia)	558	35,291
Morgan Stanley	11,300	362,278
Nomura Holdings, Inc. (Japan)	6,800	30,474
Partners Group Holding AG (Switzerland)	31	15,662
Piper Jaffray Cos.*	2,100	101,430
Platinum Asset Management Ltd. (Australia)	372	1,440
Raymond James Financial, Inc.	18,100	1,053,601
SBI Holdings, Inc. (Japan)	480	5,733
Schroders PLC (United Kingdom)	241	8,416
Singapore Exchange Ltd. (Singapore)	1,600	8,727
UBS Group AG (Switzerland)	6,661	90,992
Westwood Holdings Group, Inc.	400	21,244

		5,278,538

Chemicals 1.2%
Air Liquide SA (France)	716	76,782
Air Products & Chemicals, Inc.	8,600	1,292,924
Air Water, Inc. (Japan)	300	5,665
Akzo Nobel NV (Netherlands)	446	30,168
Arkema SA (France)	115	10,647
Asahi Kasei Corp. (Japan)	2,300	18,329
BASF SE (Germany)	1,692	144,879
Celanese Corp. (Series A)	15,600	1,038,336

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Chr Hansen Holding A/S (Denmark)	170	$10,126
Covestro AG (Germany), 144A	126	7,456
Croda International PLC (United Kingdom)	233	10,514
Daicel Corp. (Japan)	600	7,582
Ecolab, Inc.	2,400	292,128
EMS-Chemie Holding AG (Switzerland)	16	8,600
Evonik Industries AG (Germany)	300	10,156
GCP Applied Technologies, Inc.*	5,800	164,256
Givaudan SA (Switzerland)	17	34,658
Hitachi Chemical Co. Ltd. (Japan)	200	4,595
Incitec Pivot Ltd. (Australia)	3,447	7,492
Innospec, Inc.	400	24,324
Israel Chemicals Ltd. (Israel)	996	3,880
Johnson Matthey PLC (United Kingdom)	352	15,014
JSR Corp. (Japan)	350	5,501
K+S AG (Germany)	354	6,722
Kaneka Corp. (Japan)	500	3,959
Kansai Paint Co. Ltd. (Japan)	400	8,768
Koninklijke DSM NV (Netherlands)	329	22,219
Koppers Holdings, Inc.*	2,400	77,232
Kuraray Co. Ltd. (Japan)	700	10,385
LANXESS AG (Germany)	175	10,893
Linde AG (Germany)	338	57,433
LyondellBasell Industries NV (Class A Stock)	19,900	1,605,134
Mitsubishi Chemical Holdings Corp. (Japan)	2,400	15,047
Mitsubishi Gas Chemical Co., Inc. (Japan)	450	6,443
Mitsui Chemicals, Inc. (Japan)	1,600	7,611
Nippon Paint Holdings Co. Ltd. (Japan)	300	10,039
Nitto Denko Corp. (Japan)	300	19,484
Novozymes A/S (Denmark) (Class B Stock)	432	19,054
OCI NV (Netherlands)*	232	3,419
Orica Ltd. (Australia)	716	8,388
PolyOne Corp.	300	10,143
Rayonier Advanced Materials, Inc.	3,300	44,121
Shin-Etsu Chemical Co. Ltd. (Japan)	700	48,841
Sika AG (Switzerland)	4	19,488
Solvay SA (Belgium)	131	15,179
Stepan Co.	500	36,330
Sumitomo Chemical Co. Ltd. (Japan)	2,800	12,442
Symrise AG (Germany)	225	16,500
Syngenta AG (Switzerland)	169	74,012
Taiyo Nippon Sanso Corp. (Japan)	300	3,130
Teijin Ltd. (Japan)	380	7,372

See Notes to Financial Statements.

Prudential Balanced Fund	23

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Toray Industries, Inc. (Japan)	2,800	$27,271
Trecora Resources*	1,500	17,130
Tredegar Corp.	2,100	39,039
Trinseo SA	2,800	158,368
Umicore SA (Belgium)	172	10,800
Yara International ASA (Norway)	318	10,597

		5,667,005

Commercial Services & Supplies 0.2%
Aggreko PLC (United Kingdom)	453	5,585
Babcock International Group PLC (United Kingdom)	446	5,971
Brady Corp. (Class A Stock)	300	10,383
Brambles Ltd. (Australia)	2,876	26,510
Brink’s Co. (The)	3,900	144,612
Dai Nippon Printing Co. Ltd. (Japan)	1,100	10,790
Deluxe Corp.	1,600	106,912
Edenred (France)	375	8,763
Ennis, Inc.	2,900	48,865
G4S PLC (United Kingdom)	2,663	7,852
Herman Miller, Inc.	2,000	57,200
ISS A/S (Denmark)	297	12,342
Knoll, Inc.	6,300	143,955
Secom Co. Ltd. (Japan)	400	29,870
Securitas AB (Sweden) (Class B Stock)	628	10,517
Societe BIC SA (France)	55	8,132
Steelcase, Inc. (Class A Stock)	9,700	134,733
Toppan Printing Co. Ltd. (Japan)	1,100	9,929
West Corp.	4,800	105,984

		888,905

Communications Equipment 0.6%
Cisco Systems, Inc.	54,266	1,721,318
Digi International, Inc.*	2,300	26,220
F5 Networks, Inc.*	4,100	511,024
Ixia*	7,800	97,500
Juniper Networks, Inc.	6,400	153,984
NETGEAR, Inc.*	3,200	193,568
Nokia OYJ (Finland)	10,749	62,305
Plantronics, Inc.	2,900	150,684
ShoreTel, Inc.*	1,900	15,200
Sonus Networks, Inc.*	1,200	9,336
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	5,569	40,210

		2,981,349

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	340	$10,278
Argan, Inc.	2,400	142,056
Boskalis Westminster (Netherlands)	180	6,406
Bouygues SA (France)	377	12,503
CIMIC Group Ltd. (Australia)	169	3,743
Comfort Systems USA, Inc.	700	20,517
Eiffage SA (France)	100	7,772
EMCOR Group, Inc.	3,300	196,746
Ferrovial SA (Spain)	886	18,865
Hochtief AG (Germany)	37	5,222
JGC Corp. (Japan)	400	6,963
Kajima Corp. (Japan)	1,600	11,197
KBR, Inc.	20,500	310,165
Obayashi Corp. (Japan)	1,200	11,903
Shimizu Corp. (Japan)	1,200	10,725
Skanska AB (Sweden) (Class B Stock)	602	14,064
Taisei Corp. (Japan)	1,900	14,254
Vinci SA (France)	930	71,218

		874,597

Construction Materials
Boral Ltd. (Australia)	1,235	6,425
CRH PLC (Ireland)	1,577	52,366
Fletcher Building Ltd. (New Zealand)	1,258	9,852
Headwaters, Inc.*	1,400	23,688
HeidelbergCement AG (Germany)	259	24,494
Imerys SA (France)	75	5,417
James Hardie Industries PLC (Ireland)	843	13,198
LafargeHolcim Ltd. (Switzerland)*	829	44,903
Taiheiyo Cement Corp. (Japan)	2,500	7,194
United States Lime & Minerals, Inc.	500	33,000

		220,537

Consumer Finance 0.4%
Acom Co. Ltd. (Japan)*	1,000	4,714
AEON Financial Service Co. Ltd. (Japan)	200	3,501
Capital One Financial Corp.	8,600	617,738
Credit Saison Co. Ltd. (Japan)	300	4,981
Discover Financial Services	10,800	610,740
Encore Capital Group, Inc.*(c)	2,100	47,208
Enova International, Inc.*	4,100	39,688
Nelnet, Inc. (Class A Stock)	2,900	117,073

See Notes to Financial Statements.

Prudential Balanced Fund	25

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Consumer Finance (cont’d.)
Provident Financial PLC (United Kingdom)	252	$9,895
Synchrony Financial	22,000	616,000

		2,071,538

Containers & Packaging 0.3%
Amcor Ltd. (Australia)	2,178	25,368
Crown Holdings, Inc.*	16,800	959,112
Greif, Inc. (Class A Stock)	3,400	168,606
Owens-Illinois, Inc.*	23,100	424,809
Toyo Seikan Group Holdings Ltd. (Japan)	300	5,304

		1,583,199

Distributors
Jardine Cycle & Carriage Ltd. (Singapore)	200	6,317

Diversified Consumer Services 0.1%
American Public Education, Inc.*	1,300	25,753
Benesse Holdings, Inc. (Japan)	150	3,831
Bright Horizons Family Solutions, Inc.*	200	13,378
Capella Education Co.	1,000	58,040
Graham Holdings Co. (Class B Stock)	700	336,959
Grand Canyon Education, Inc.*	700	28,273

		466,234

Diversified Financial Services 0.7%
AMP Ltd. (Australia)	5,413	22,006
Berkshire Hathaway, Inc. (Class B Stock)*	20,800	3,004,976
Challenger Ltd. (Australia)	1,153	9,029
Eurazeo SA (France)	66	3,829
EXOR SpA (Italy)	190	7,693
First Pacific Co. Ltd. (Hong Kong)	4,000	2,857
Groupe Bruxelles Lambert SA (Belgium)	138	12,249
Industrivarden AB (Sweden) (Class C Stock)	317	5,867
Investor AB (Sweden) (Class B Stock)	830	30,349
Kinnevik AB (Sweden) (Class B Stock)	416	10,610
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	900	4,130
ORIX Corp. (Japan)	2,440	35,997
Pargesa Holding SA (Switzerland)	80	5,481
Wendel SA (France)	47	5,485

		3,160,558

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services 1.8%
AT&T, Inc.	103,874	$4,218,323
ATN International, Inc.	200	13,008
Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	3,777	7,126
BT Group PLC (United Kingdom)	15,421	77,588
Cincinnati Bell, Inc.*	4,900	19,992
Deutsche Telekom AG (Germany)	5,960	100,132
Elisa OYJ (Finland)	252	9,287
HKT Trust & HKT Ltd. (Hong Kong)	4,720	6,637
IDT Corp. (Class B Stock)	2,100	36,204
Iliad SA (France)	46	9,657
Inmarsat PLC (United Kingdom)	772	7,038
Inteliquent, Inc.	4,800	77,472
Koninklijke KPN NV (Netherlands)	6,539	21,695
Nippon Telegraph & Telephone Corp. (Japan)	1,300	59,457
Orange SA (France)	3,668	57,469
PCCW Ltd. (Hong Kong)	7,400	4,558
Proximus SADP (Belgium)	275	8,227
SFR Group SA (France)	209	6,156
Singapore Telecommunications Ltd. (Singapore)	14,800	43,288
Spark New Zealand Ltd. (New Zealand)	3,547	9,332
Swisscom AG (Switzerland)	49	23,308
TDC A/S (Denmark)*	1,587	9,346
Telecom Italia SpA (Italy)*	17,952	14,916
Telecom Italia SpA-RSP (Italy)	10,793	7,327
Telefonica Deutschland Holding AG (Germany)	1,276	5,145
Telefonica SA (Spain)	8,155	82,472
Telenor ASA (Norway)	1,380	23,730
TeliaSonera AB (Sweden)	4,593	20,572
Telstra Corp. Ltd. (Australia)	8,022	31,985
TPG Telecom Ltd. (Australia)	611	4,055
Verizon Communications, Inc.	74,950	3,895,901
Vocus Communications Ltd. (Australia)	927	4,446

		8,915,849

Electric Utilities 0.9%
American Electric Power Co., Inc.	24,900	1,598,829
AusNet Services (Australia)	2,739	3,452
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	1,300	11,212
Chubu Electric Power Co., Inc. (Japan)	1,200	17,461
Chugoku Electric Power Co., Inc. (The) (Japan)	600	7,545
CLP Holdings Ltd. (Hong Kong)	3,000	31,071
Contact Energy Ltd. (New Zealand)	1,133	4,159

See Notes to Financial Statements.

Prudential Balanced Fund	27

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
EDP - Energias de Portugal SA (Portugal)	4,217	$14,152
El Paso Electric Co.	1,400	65,478
Electricite de France SA (France)	455	5,538
Endesa SA (Spain)	621	13,314
Enel SpA (Italy)	13,886	61,886
Entergy Corp.	12,400	951,452
Exelon Corp.	2,600	86,554
Fortum OYJ (Finland)	785	12,686
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong), 144A	6,000	5,883
Hokuriku Electric Power Co. (Japan)	300	3,656
Iberdrola SA (Spain)	10,363	70,463
Kansai Electric Power Co., Inc. (The) (Japan)*	1,400	12,736
Kyushu Electric Power Co., Inc. (Japan)	800	7,509
Mercury NZ Ltd. (New Zealand)	1,083	2,402
Portland General Electric Co.	2,300	97,957
Power Assets Holdings Ltd. (Hong Kong)	2,500	24,464
PPL Corp.	39,700	1,372,429
Red Electrica Corp. SA (Spain)	812	17,520
Shikoku Electric Power Co., Inc. (Japan)	400	3,956
SSE PLC (United Kingdom)	1,832	37,200
Terna Rete Elettrica Nazionale SpA (Italy)	2,745	14,149
Tohoku Electric Power Co., Inc. (Japan)	800	10,433
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	2,800	12,129

		4,577,675

Electrical Equipment 0.5%
ABB Ltd. (Switzerland)*	3,583	80,754
Allied Motion Technologies, Inc.	400	7,564
AZZ, Inc.	1,700	110,959
Babcock & Wilcox Enterprises, Inc.*	14,150	233,475
Eaton Corp. PLC	11,900	781,949
Emerson Electric Co.	19,400	1,057,494
Fuji Electric Co. Ltd. (Japan)	1,000	4,596
Legrand SA (France)	501	29,534
Mabuchi Motor Co. Ltd. (Japan)	100	5,549
Mitsubishi Electric Corp. (Japan)	3,500	44,858
Nidec Corp. (Japan)	450	41,595
OSRAM Licht AG (Germany)	179	10,516
Prysmian SpA (Italy)	383	10,029
Regal-Beloit Corp.	1,400	83,286
Schneider Electric SE (France)	1,030	71,651
Vestas Wind Systems A/S (Denmark)	408	33,702

		2,607,511

See Notes to Financial Statements.

28

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 0.3%
Alps Electric Co. Ltd. (Japan)	300	$7,241
Anixter International, Inc.*	2,400	154,800
ePlus, Inc.*	1,000	94,410
Hamamatsu Photonics KK (Japan)	300	9,230
Hexagon AB (Sweden) (Class B Stock)	471	20,569
Hirose Electric Co. Ltd. (Japan)	152	19,985
Hitachi High-Technologies Corp. (Japan)	150	6,005
Hitachi Ltd. (Japan)	8,800	41,242
Ingenico Group SA (France)	96	8,394
Insight Enterprises, Inc.*	2,600	84,630
Itron, Inc.*	2,200	122,672
Keyence Corp. (Japan)	66	48,357
Kyocera Corp. (Japan)	600	28,832
Murata Manufacturing Co. Ltd. (Japan)	350	45,687
Nippon Electric Glass Co. Ltd. (Japan)	900	4,660
Omron Corp. (Japan)	400	14,398
PC Connection, Inc.	1,900	50,198
Plexus Corp.*	300	14,034
Sanmina Corp.*	6,100	173,667
ScanSource, Inc.*	500	18,250
Shimadzu Corp. (Japan)	500	7,631
SYNNEX Corp.	1,700	193,987
TDK Corp. (Japan)	250	16,750
Yaskawa Electric Corp. (Japan)	500	7,478
Yokogawa Electric Corp. (Japan)	400	5,329

		1,198,436

Energy Equipment & Services 0.2%
Archrock, Inc.	7,300	95,484
Diamond Offshore Drilling, Inc.	6,500	114,465
Ensco PLC (Class A Stock)	85,100	723,350
Matrix Service Co.*	3,100	58,156
McDermott International, Inc.*(c)	17,700	88,677
Petrofac Ltd. (United Kingdom)	519	6,007
Saipem SpA (Italy)*	11,091	4,699
Technip SA (France)	188	11,557
Tenaris SA (Luxembourg)	858	12,221

		1,114,616

Equity Real Estate Investment Trusts (REITs) 1.6%
American Assets Trust, Inc.	3,500	151,830
American Tower Corp.	6,300	713,979

See Notes to Financial Statements.

Prudential Balanced Fund	29

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Apple Hospitality REIT, Inc.	5,600	$103,656
Ascendas Real Estate Investment Trust (Singapore)	4,000	7,406
Ashford Hospitality Trust, Inc.	12,800	75,392
British Land Co. PLC (The) (United Kingdom)	1,781	14,588
Brixmor Property Group, Inc.	10,200	283,458
CapitaLand Commercial Trust (Singapore)	4,000	4,678
CapitaLand Mall Trust (Singapore)	4,700	7,488
Chatham Lodging Trust	5,000	96,250
Chesapeake Lodging Trust	6,200	141,980
Crown Castle International Corp.	10,900	1,026,889
Dexus Property Group (Australia)	1,711	12,026
DiamondRock Hospitality Co.	6,400	58,240
First Potomac Realty Trust	1,500	13,725
Fonciere Des Regions (France)	70	6,523
Forest City Realty Trust, Inc. (Class A Stock)	30,900	714,717
Franklin Street Properties Corp.	11,400	143,640
Gecina SA (France)	73	11,504
General Growth Properties, Inc.	10,500	289,800
GEO Group, Inc. (The)	6,800	161,704
Goodman Group (Australia)	3,397	19,039
GPT Group (The) (Australia)	3,161	12,309
Hammerson PLC (United Kingdom)	1,375	10,465
HCP, Inc.	21,200	804,540
Hudson Pacific Properties, Inc.	5,000	164,350
ICADE (France)	67	5,228
Independence Realty Trust, Inc.	900	8,100
InfraREIT, Inc.	2,700	48,978
Intu Properties PLC (United Kingdom)	1,688	6,472
Japan Prime Realty Investment Corp. (Japan)	2	9,030
Japan Real Estate Investment Corp. (Japan)	2	11,960
Japan Retail Fund Investment Corp. (Japan)	5	12,332
Klepierre (France)	401	18,407
Land Securities Group PLC (United Kingdom)	1,398	19,158
Lexington Realty Trust	12,600	129,780
Link REIT (Hong Kong)	4,000	29,528
Mirvac Group (Australia)	6,353	10,952
Nexpoint Residential Trust, Inc.	1,200	23,592
Nippon Building Fund, Inc. (Japan)	3	19,007
Nippon Prologis REIT, Inc. (Japan)	3	7,588
NorthStar Realty Finance Corp.	10,900	143,553
Paramount Group, Inc.	4,500	73,755
Prologis, Inc.	16,600	888,764
RLJ Lodging Trust	5,000	105,150

See Notes to Financial Statements.

30

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Ryman Hospitality Properties, Inc.	3,100	$149,296
Scentre Group (Australia)	9,696	35,004
Segro PLC (United Kingdom)	1,419	8,337
Stockland (Australia)	4,302	15,756
Summit Hotel Properties, Inc.	10,900	143,444
Suntec Real Estate Investment Trust (Singapore)	4,000	5,044
Unibail-Rodamco SE (France)	180	48,534
United Urban Investment Corp. (Japan)	6	10,913
VEREIT, Inc.	46,100	478,057
Vicinity Centres (Australia)	6,128	14,945
Westfield Corp. (Australia)	3,595	26,900
Xenia Hotels & Resorts, Inc.	8,400	127,512

		7,685,252

Food & Staples Retailing 1.0%
Aeon Co. Ltd. (Japan)	1,200	17,754
Carrefour SA (France)	1,005	26,058
Casino Guichard Perrachon SA (France)	107	5,208
Colruyt SA (Belgium)	134	7,442
CVS Health Corp.	2,100	186,879
Distribuidora Internacional de Alimentacion SA (Spain)	1,105	6,843
FamilyMart UNY Holdings Co. Ltd. (Japan)	100	6,676
ICA Gruppen AB (Sweden)	166	5,483
Ingles Markets, Inc. (Class A Stock)	2,200	86,988
J Sainsbury PLC (United Kingdom)	3,021	9,622
Jeronimo Martins SGPS SA (Portugal)	494	8,562
Koninklijke Ahold Delhaize NV (Netherlands)	2,332	53,114
Kroger Co. (The)	48,200	1,430,576
Lawson, Inc. (Japan)	100	7,900
METRO AG (Germany)	337	10,031
Seven & i Holdings Co. Ltd. (Japan)	1,350	63,822
SpartanNash Co.	1,100	31,812
SUPERVALU, Inc.*	5,300	26,447
Tesco PLC (United Kingdom)*	14,826	35,114
Village Super Market, Inc. (Class A Stock)	700	22,407
Wal-Mart Stores, Inc.	36,400	2,625,168
Weis Markets, Inc.	400	21,200
Wesfarmers Ltd. (Australia)	2,096	71,057
WM Morrison Supermarkets PLC (United Kingdom)	3,808	10,752
Woolworths Ltd. (Australia)	2,360	42,253

		4,819,168

See Notes to Financial Statements.

Prudential Balanced Fund	31

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food Products 1.4%
Ajinomoto Co., Inc. (Japan)	1,000	$22,297
Aryzta AG (Switzerland)*	173	7,695
Associated British Foods PLC (United Kingdom)	671	22,609
Barry Callebaut AG (Switzerland)*	4	5,324
Bunge Ltd.	17,800	1,054,294
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	2	11,566
ConAgra Foods, Inc.	26,700	1,257,837
Danone SA (France)	1,091	81,010
Fresh Del Monte Produce, Inc.	2,700	161,730
General Mills, Inc.	12,100	772,948
Golden Agri-Resources Ltd. (Singapore)	11,000	2,876
J.M. Smucker Co. (The)	5,200	704,808
Kerry Group PLC (Ireland) (Class A Stock)	307	25,569
Kikkoman Corp. (Japan)	300	9,608
Lancaster Colony Corp.	270	35,664
Marine Harvest ASA (Norway)*	679	12,180
MEIJI Holdings Co. Ltd. (Japan)	200	19,858
Nestle SA (Switzerland)	5,857	462,493
NH Foods Ltd. (Japan)	300	7,247
Nisshin Seifun Group, Inc. (Japan)	605	9,222
Nissin Foods Holdings Co. Ltd. (Japan)	100	6,078
Orkla ASA (Norway)	1,444	14,953
Sanderson Farms, Inc.	1,700	163,761
Seaboard Corp.*	12	41,280
Tate & Lyle PLC (United Kingdom)	890	8,639
Toyo Suisan Kaisha Ltd. (Japan)	200	8,485
Tyson Foods, Inc. (Class A Stock)	23,000	1,717,410
WH Group Ltd. (Hong Kong), 144A	10,000	8,082
Wilmar International Ltd. (Singapore)	3,600	8,547
Yakult Honsha Co. Ltd. (Japan)	250	11,299
Yamazaki Baking Co. Ltd. (Japan)	200	4,918

		6,680,287

Gas Utilities 0.2%
APA Group (Australia)	1,976	12,946
Chesapeake Utilities Corp.	1,100	67,166
Enagas SA (Spain)	413	12,424
Gas Natural SDG SA (Spain)	611	12,561
Hong Kong & China Gas Co. Ltd. (Hong Kong)	13,990	26,564
New Jersey Resources Corp.	2,000	65,720
Osaka Gas Co. Ltd. (Japan)	3,400	14,260
Snam SpA (Italy)	4,616	25,595

See Notes to Financial Statements.

32

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Gas Utilities (cont’d.)
Southwest Gas Corp.	2,400	$167,664
Toho Gas Co. Ltd. (Japan)	800	7,492
Tokyo Gas Co. Ltd. (Japan)	4,000	17,796
UGI Corp.	13,100	592,644

		1,022,832

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	8,000	338,320
Atrion Corp.	190	81,054
Baxter International, Inc.	32,800	1,561,280
Becton Dickinson and Co.	6,500	1,168,245
Boston Scientific Corp.*	27,500	654,500
C.R. Bard, Inc.	2,200	493,416
Cantel Medical Corp.	2,100	163,758
Cochlear Ltd. (Australia)	98	10,623
Coloplast A/S (Denmark) (Class B Stock)	215	16,721
Cyberdyne, Inc. (Japan)*	200	3,132
Essilor International SA (France)	374	48,245
Exactech, Inc.*	600	16,218
Getinge AB (Sweden) (Class B Stock)	367	7,115
Glaukos Corp.*	1,500	56,610
Halyard Health, Inc.*	3,600	124,776
Hologic, Inc.*	33,900	1,316,337
Hoya Corp. (Japan)	700	28,159
ICU Medical, Inc.*	610	77,092
Intuitive Surgical, Inc.*	600	434,898
Lemaitre Vascular, Inc.	2,200	43,648
Masimo Corp.*	3,500	208,215
Medtronic PLC	2,800	241,920
NxStage Medical, Inc.*	3,600	89,964
Olympus Corp. (Japan)	580	20,254
Orthofix International NV*	2,800	119,756
Smith & Nephew PLC (United Kingdom)	1,631	26,305
Sonova Holding AG (Switzerland)	106	15,030
SurModics, Inc.*	900	27,081
Sysmex Corp. (Japan)	300	22,258
Terumo Corp. (Japan)	600	23,079
William Demant Holding A/S (Denmark)*	205	4,184

		7,442,193

Health Care Providers & Services 1.6%
Alfresa Holdings Corp. (Japan)	400	8,470
Anthem, Inc.	13,000	1,629,030

See Notes to Financial Statements.

Prudential Balanced Fund	33

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
CorVel Corp.*	300	$11,520
Express Scripts Holding Co.*	24,900	1,756,197
Fresenius Medical Care AG & Co. KGaA (Germany)	399	34,907
Fresenius SE & Co. KGaA (Germany)	745	59,512
Healthscope Ltd. (Australia)	3,531	8,340
Magellan Health, Inc.*	2,100	112,833
McKesson Corp.	4,800	800,400
Mediclinic International PLC (South Africa)	668	8,010
Medipal Holdings Corp. (Japan)	300	5,200
Miraca Holdings, Inc. (Japan)	100	4,986
Molina Healthcare, Inc.*	2,300	134,136
National HealthCare Corp.	1,000	65,990
PharMerica Corp.*	900	25,263
Ramsay Health Care Ltd. (Australia)	250	15,212
Ryman Healthcare Ltd. (New Zealand)	734	5,153
Select Medical Holdings Corp.*	7,400	99,900
Sonic Healthcare Ltd. (Australia)	739	12,514
Suzuken Co. Ltd. (Japan)	165	5,449
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	800	17,544
UnitedHealth Group, Inc.	20,900	2,926,000

		7,746,566

Health Care Technology
Cotiviti Holdings, Inc.*	2,200	73,766
HMS Holdings Corp.*	3,500	77,595
M3, Inc. (Japan)	300	10,269
Quality Systems, Inc.	5,500	62,260

		223,890

Hotels, Restaurants & Leisure 0.8%
Accor SA (France)	313	12,420
Aristocrat Leisure Ltd. (Australia)	930	11,315
Biglari Holdings, Inc.*	110	47,962
BJ’s Restaurants, Inc.*	900	31,995
Bloomin’ Brands, Inc.	8,300	143,092
Bojangles’, Inc.*	700	11,172
Boyd Gaming Corp.*	1,100	21,758
Carnival PLC	334	16,296
Compass Group PLC (United Kingdom)	2,994	57,983
Crown Resorts Ltd. (Australia)	735	7,414
Denny’s Corp.*	1,900	20,311
DineEquity, Inc.	400	31,676

See Notes to Financial Statements.

34

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Domino’s Pizza Enterprises Ltd. (Australia)	109	$5,906
Extended Stay America, Inc.	56,000	795,200
Flight Centre Travel Group Ltd. (Australia)	85	2,380
Galaxy Entertainment Group Ltd. (Hong Kong)	4,400	16,732
Genting Singapore PLC (Singapore)	12,000	6,631
InterContinental Hotels Group PLC (United Kingdom)	336	13,848
International Speedway Corp. (Class A Stock)	1,900	63,498
Marcus Corp. (The)	1,000	25,040
McDonald’s Corp.	17,568	2,026,644
McDonald’s Holdings Co. Japan Ltd. (Japan)	200	5,891
Melco Crown Entertainment Ltd. (Hong Kong), ADR(c)	338	5,445
Merlin Entertainments PLC (United Kingdom), 144A	1,367	7,782
MGM China Holdings Ltd. (Macau)	1,600	2,798
Monarch Casino & Resort, Inc.*	700	17,619
Oriental Land Co. Ltd. (Japan)	400	24,359
Paddy Power Betfair PLC (Ireland)	139	15,718
Papa John’s International, Inc.	1,100	86,735
Ruth’s Hospitality Group, Inc.	700	9,884
Sands China Ltd. (Hong Kong)	4,800	21,039
Shangri-La Asia Ltd. (Hong Kong)	2,000	2,198
SJM Holdings Ltd. (Hong Kong)	3,000	2,223
Sodexo SA (France)	172	20,489
Tabcorp Holdings Ltd. (Australia)	1,358	5,200
Tatts Group Ltd. (Australia)	2,841	7,985
Texas Roadhouse, Inc.	3,900	152,217
TUI AG (Germany)	856	12,164
Whitbread PLC (United Kingdom)	332	16,850
William Hill PLC (United Kingdom)	1,603	6,324
Wynn Macau Ltd. (Macau)	2,500	4,173

		3,796,366

Household Durables 0.4%
Barratt Developments PLC (United Kingdom)	1,720	11,011
Berkeley Group Holdings PLC (United Kingdom)	223	7,451
Casio Computer Co. Ltd. (Japan)	400	5,600
D.R. Horton, Inc.	42,500	1,283,500
Electrolux AB (Sweden) Series B	444	11,121
Flexsteel Industries, Inc.	700	36,204
Husqvarna AB (Sweden) (Class B Stock)	849	7,410
iRobot Corp.*	800	35,184
La-Z-Boy, Inc. (Class Z Stock)	4,800	117,888
Lennar Corp. (Class A Stock)	2,400	101,616

See Notes to Financial Statements.

Prudential Balanced Fund	35

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables (cont’d.)
NACCO Industries, Inc. (Class A Stock)	400	$27,184
Nikon Corp. (Japan)	600	8,961
Panasonic Corp. (Japan)	4,100	41,006
Persimmon PLC (United Kingdom)	598	14,060
Rinnai Corp. (Japan)	70	6,517
Sekisui Chemical Co. Ltd. (Japan)	800	11,506
Sekisui House Ltd. (Japan)	1,100	18,740
Sharp Corp. (Japan)*	2,800	3,714
Sony Corp. (Japan)	2,300	76,200
Taylor Morrison Home Corp. (Class A Stock)*	4,300	75,680
Taylor Wimpey PLC (United Kingdom)	6,358	12,682
Techtronic Industries Co. Ltd. (Hong Kong)	3,000	11,752
TRI Pointe Group, Inc.*	11,900	156,842

		2,081,829

Household Products 1.2%
Colgate-Palmolive Co.	27,800	2,061,092
Henkel AG & Co. KGaA (Germany)	189	22,044
Kimberly-Clark Corp.	14,100	1,778,574
Procter & Gamble Co. (The)	18,975	1,703,007
Reckitt Benckiser Group PLC (United Kingdom)	1,158	109,019
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	1,103	32,738
Unicharm Corp. (Japan)	800	20,758

		5,727,232

Independent Power & Renewable Electricity Producers 0.2%
AES Corp. (The)	72,000	925,200
Electric Power Development Co. Ltd. (Japan)	300	7,210
Meridian Energy Ltd. (New Zealand)	2,764	5,240
Ormat Technologies, Inc.	1,800	87,138

		1,024,788

Industrial Conglomerates 1.3%
3M Co.	7,900	1,392,217
Carlisle Cos., Inc.	7,300	748,761
CK Hutchison Holdings Ltd. (Hong Kong)	4,857	62,083
DCC PLC (United Kingdom)	157	14,264
General Electric Co.	41,570	1,231,304
Honeywell International, Inc.	20,100	2,343,459
Jardine Matheson Holdings Ltd. (Hong Kong)	400	24,244
Keihan Holdings Co. Ltd. (Japan)	1,000	6,994
Keppel Corp. Ltd. (Singapore)	2,900	11,542

See Notes to Financial Statements.

36

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
Koninklijke Philips NV (Netherlands)	1,742	$51,545
NWS Holdings Ltd. (Hong Kong)	2,900	4,860
Sembcorp Industries Ltd. (Singapore)	1,500	2,871
Siemens AG (Germany)	1,407	164,986
Smiths Group PLC (United Kingdom)	732	13,895
Toshiba Corp. (Japan)*	7,700	25,667

		6,098,692

Insurance 1.3%
Admiral Group PLC (United Kingdom)	374	9,926
Aegon NV (Netherlands)	3,452	13,167
Aflac, Inc.	18,700	1,343,969
Ageas (Belgium)	347	12,688
AIA Group Ltd. (Hong Kong)	22,100	148,617
Allianz SE (Germany)	842	125,130
Allstate Corp. (The)	22,200	1,535,796
Ambac Financial Group, Inc.*	600	11,034
American Equity Investment Life Holding Co.	9,000	159,570
Assicurazioni Generali SpA (Italy)	2,127	25,958
Assured Guaranty Ltd.	7,800	216,450
Aviva PLC (United Kingdom)	7,373	42,071
AXA SA (France)	3,594	76,417
Baloise Holding AG (Switzerland)	92	11,140
CNP Assurances (France)	354	5,948
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	2,027	27,809
Direct Line Insurance Group PLC (United Kingdom)	2,369	11,190
FBL Financial Group, Inc. (Class A Stock)	700	44,779
Gjensidige Forsikring ASA (Norway)	420	7,855
Hannover Rueck SE (Germany)	104	11,148
HCI Group, Inc.	1,500	45,540
Insurance Australia Group Ltd. (Australia)	4,536	19,103
Japan Post Holdings Co. Ltd. (Japan)	500	6,286
Legal & General Group PLC (United Kingdom)	10,834	30,704
Mapfre SA (Spain)	2,291	6,410
Medibank Pvt Ltd. (Australia)	4,868	9,274
MetLife, Inc.	13,800	613,134
MS&AD Insurance Group Holdings, Inc. (Japan)	890	24,805
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	301	56,217
National General Holdings Corp.	3,100	68,944
National Western Life Group, Inc. (Class A Stock)	130	26,698
NN Group NV (Netherlands)	567	17,407
Old Mutual PLC (United Kingdom)	8,993	23,573

See Notes to Financial Statements.

Prudential Balanced Fund	37

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
Poste Italiane SpA (Italy), 144A	927	$6,360
Prudential PLC (United Kingdom)	4,685	83,049
QBE Insurance Group Ltd. (Australia)	2,470	17,674
RSA Insurance Group PLC (United Kingdom)	1,746	12,331
Sampo OYJ (Finland) (Class A Stock)	814	36,164
SCOR SE (France)	290	9,018
Selective Insurance Group, Inc.	400	15,944
Sompo Holdings, Inc. (Japan)	675	20,005
Sony Financial Holdings, Inc. (Japan)	300	4,132
St. James’s Place PLC (United Kingdom)	964	11,833
Standard Life PLC (United Kingdom)	3,588	15,984
Suncorp Group Ltd. (Australia)	2,385	22,251
Swiss Life Holding AG (Switzerland)*	63	16,337
Swiss Re AG (Switzerland)	608	54,914
T&D Holdings, Inc. (Japan)	1,200	13,537
Tokio Marine Holdings, Inc. (Japan)	1,300	49,855
Tryg A/S (Denmark)	184	3,697
UnipolSai SpA (Italy)	1,762	2,869
United Insurance Holdings Corp.	1,600	27,168
XL Group Ltd. (Ireland)	23,600	793,668
Zurich Insurance Group AG (Switzerland)*	277	71,437

		6,076,984

Internet & Direct Marketing Retail 1.0%
1-800-Flowers.com, Inc. (Class A Stock)*	3,100	28,427
Amazon.com, Inc.*	5,500	4,605,205
FTD Cos., Inc.*	4,300	88,451
Liberty Interactive Corp. QVC Group (Class A Stock)*	6,900	138,069
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	4,700	102,695
Nutrisystem, Inc.	700	20,783
Rakuten, Inc. (Japan)	1,710	22,321
Start Today Co. Ltd. (Japan)	300	5,162
Zalando SE (Germany), 144A*	157	6,560

		5,017,673

Internet Software & Services 2.8%
Alphabet, Inc. (Class A Stock)*	3,400	2,733,804
Alphabet, Inc. (Class C Stock)*	4,115	3,198,548
Auto Trader Group PLC (United Kingdom), 144A	1,777	9,342
Bankrate, Inc.*	11,400	96,672
Bazaarvoice, Inc.*	3,700	21,867
Brightcove, Inc.*	900	11,745

See Notes to Financial Statements.

38

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
EarthLink Holdings Corp.	1,400	$8,680
eBay, Inc.*	49,600	1,631,840
Endurance International Group Holdings, Inc.*(c)	1,500	13,125
Facebook, Inc. (Class A Stock)*	40,000	5,130,800
j2 Global, Inc.	2,500	166,525
LogMeIn, Inc.	1,000	90,390
Mixi, Inc. (Japan)	100	3,623
NIC, Inc.	5,600	131,600
RetailMeNot, Inc.*	5,400	53,406
Shutterstock, Inc.*	600	38,220
SPS Commerce, Inc., Common Stock*	1,400	102,774
United Internet AG (Germany)	215	9,522
Yahoo Japan Corp. (Japan)	2,656	10,594

		13,463,077

IT Services 1.6%
Accenture PLC (Class A Stock)	18,700	2,284,579
Amadeus IT Holding SA (Spain) (Class A Stock)	799	39,881
Atos SE (France)	156	16,795
CACI International, Inc. (Class A Stock)*	1,200	121,080
Capgemini SA (France)	298	29,217
Cardtronics PLC (Class A Stock)*	3,500	156,100
Cognizant Technology Solutions Corp. (Class A Stock)*	28,700	1,369,277
Computershare Ltd. (Australia)	941	7,463
EVERTEC, Inc. (Puerto Rico)	900	15,102
First Data Corp. (Class A Stock)*	66,900	880,404
Fiserv, Inc.*	2,900	288,463
Fujitsu Ltd. (Japan)	3,500	18,836
Mastercard, Inc. (Class A Stock)	23,200	2,361,064
Nomura Research Institute Ltd. (Japan)	220	7,593
NTT Data Corp. (Japan)	229	11,437
Otsuka Corp. (Japan)	90	4,275
Science Applications International Corp.	1,400	97,118
Travelport Worldwide Ltd.	4,000	60,120
Virtusa Corp.*	300	7,404
Worldpay Group PLC (United Kingdom), 144A	3,330	12,768

		7,788,976

Leisure Products 0.1%
Bandai Namco Holdings, Inc. (Japan)	400	12,243
Johnson Outdoors, Inc. (Class A Stock)	300	10,911
Sankyo Co. Ltd. (Japan)	50	1,708

See Notes to Financial Statements.

Prudential Balanced Fund	39

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Leisure Products (cont’d.)
Sega Sammy Holdings, Inc. (Japan)	400	$5,706
Shimano, Inc. (Japan)	100	14,852
Smith & Wesson Holding Corp.*(c)	5,700	151,563
Sturm Ruger & Co., Inc.	1,900	109,744
Yamaha Corp. (Japan)	300	9,712

		316,439

Life Sciences Tools & Services 0.2%
Lonza Group AG (Switzerland)*	99	18,948
PRA Health Sciences, Inc.*	3,100	175,181
QIAGEN NV*	380	10,478
Thermo Fisher Scientific, Inc.	4,800	763,488

		968,095

Machinery 1.0%
Alamo Group, Inc.	200	13,178
Alfa Laval AB (Sweden)	519	8,137
Alstom SA (France)*	263	6,959
Amada Holdings Co. Ltd. (Japan)	600	6,241
ANDRITZ AG (Austria)	139	7,564
Atlas Copco AB (Sweden) (Class A Stock)	1,223	36,818
Atlas Copco AB (Sweden) (Class B Stock)	734	20,057
CNH Industrial NV (United Kingdom)	1,805	12,925
Cummins, Inc.	2,600	333,190
FANUC Corp. (Japan)	340	57,431
FreightCar America, Inc.	2,300	33,074
GEA Group AG (Germany)	348	19,348
Global Brass & Copper Holdings, Inc.	2,900	83,781
Harsco Corp.	9,200	91,356
Hino Motors Ltd. (Japan)	500	5,342
Hitachi Construction Machinery Co. Ltd. (Japan)	200	3,988
Hoshizaki Corp. (Japan)	100	9,126
Hyster-Yale Materials Handling, Inc.	800	48,104
IHI Corp. (Japan)	2,700	7,847
Illinois Tool Works, Inc.	5,200	623,168
IMI PLC (United Kingdom)	481	6,694
Ingersoll-Rand PLC	14,000	951,160
JTEKT Corp. (Japan)	400	6,008
Kadant, Inc.	300	15,633
Kawasaki Heavy Industries Ltd. (Japan)	2,600	8,055
Komatsu Ltd. (Japan)	1,700	38,997
Kone OYJ (Finland) (Class B Stock)	614	31,171

See Notes to Financial Statements.

40

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
Kubota Corp. (Japan)	1,900	$28,758
Kurita Water Industries Ltd. (Japan)	200	4,752
Lydall, Inc.*	2,000	102,260
Makita Corp. (Japan)	200	14,250
MAN SE (Germany)	66	6,961
Metso OYJ (Finland)	227	6,624
Minebea Co. Ltd. (Japan)	1,000	9,458
Mitsubishi Heavy Industries Ltd. (Japan)	6,000	25,099
Mueller Industries, Inc.	1,900	61,598
Nabtesco Corp. (Japan)	200	5,666
NGK Insulators Ltd. (Japan)	500	10,390
NSK Ltd. (Japan)	1,000	10,253
Rexnord Corp.*	5,700	122,037
Sandvik AB (Sweden)	1,942	21,369
Schindler Holding AG (Switzerland)	40	7,576
Schindler Holding AG (Switzerland) (Part. Cert.)	81	15,210
SembCorp. Marine Ltd. (Singapore)	1,300	1,253
SKF AB (Sweden) (Class B Stock)	730	12,607
SMC Corp. (Japan)	150	43,310
SPX Corp.*	2,800	56,392
SPX Flow, Inc.*	3,300	102,036
Standex International Corp.	600	55,722
Stanley Black & Decker, Inc.	11,800	1,451,164
Sumitomo Heavy Industries Ltd. (Japan)	1,200	5,929
Supreme Industries, Inc. (Class A Stock)	1,700	32,810
THK Co. Ltd. (Japan)	250	4,918
TriMas Corp.*	500	9,305
Volvo AB (Sweden) (Class B Stock)	2,808	32,061
Wabash National Corp.*	9,900	140,976
Wartsila OYJ Abp (Finland)	289	13,011
Weir Group PLC (The) (United Kingdom)	437	9,625
Yangzijiang Shipbuilding Holdings Ltd. (China)	2,700	1,494
Zardoya Otis SA (Spain)	359	3,454

		4,913,680

Marine
A.P. Moeller - Maersk A/S (Denmark) (Class A Stock)	7	9,835
A.P. Moeller - Maersk A/S (Denmark) (Class B Stock)	12	17,651
Kuehne + Nagel International AG (Switzerland)	100	14,532
Matson, Inc.	3,600	143,568
Mitsui OSK Lines Ltd. (Japan)	2,200	5,116
Nippon Yusen K.K. (Japan)	2,900	5,430

		196,132

See Notes to Financial Statements.

Prudential Balanced Fund	41

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media 1.2%
Altice NV (Netherlands) (Class A Stock)*	662	$11,856
Altice NV (Netherlands) (Class B Stock)*	173	3,109
Axel Springer SE (Germany)	71	3,638
Comcast Corp. (Class A Stock)	40,000	2,653,600
Dentsu, Inc. (Japan)	400	20,359
Discovery Communications, Inc. (Class C Stock)*	8,300	218,373
Eutelsat Communications SA (France)	301	6,230
Hakuhodo DY Holdings, Inc. (Japan)	460	5,391
ITV PLC (United Kingdom)	6,442	15,627
JCDecaux SA (France)	120	3,880
Lagardere SCA (France)	229	5,832
New Media Investment Group, Inc.	3,100	48,050
Pearson PLC (United Kingdom)	1,496	14,624
Publicis Groupe SA (France)	341	25,803
REA Group Ltd. (Australia)	83	3,610
RTL Group SA (Luxembourg)	79	6,563
Schibsted ASA (Norway) (Class A Stock)	119	3,504
Schibsted ASA (Norway) (Class B Stock)	194	5,205
SES SA (Luxembourg)	663	16,280
Sinclair Broadcast Group, Inc. (Class A Stock)	2,500	72,200
Singapore Press Holdings Ltd. (Singapore)	3,000	8,408
Sky PLC (United Kingdom)	1,825	21,152
TEGNA, Inc.	16,700	365,062
Telenet Group Holding NV (Belgium)*	110	5,746
Time Warner, Inc.	2,700	214,947
Time, Inc.	6,200	89,776
Toho Co. Ltd. (Japan)	200	6,644
Twenty-First Century Fox, Inc. (Class A Stock)	28,600	692,692
Twenty-First Century Fox, Inc. (Class B Stock)	5,500	136,070
Vivendi SA (France)	2,118	42,747
Walt Disney Co. (The)	12,100	1,123,606
WPP PLC (United Kingdom)	2,358	55,426

		5,906,010

Metals & Mining 0.7%
Alumina Ltd. (Australia)	4,251	4,786
Anglo American PLC (United Kingdom)*	2,632	32,823
Antofagasta PLC (Chile)	849	5,751
ArcelorMittal (Luxembourg)*	3,544	21,613
BHP Billiton Ltd. (Australia)	5,928	102,688
BHP Billiton PLC (Australia)	3,846	57,838
Boliden AB (Sweden)	543	12,763

See Notes to Financial Statements.

42

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
Fortescue Metals Group Ltd. (Australia)	2,835	$10,851
Fresnillo PLC (Mexico)	403	9,456
Glencore PLC (Switzerland)*	22,283	61,014
Hitachi Metals Ltd. (Japan)	400	4,921
JFE Holdings, Inc. (Japan)	1,000	14,618
Kobe Steel Ltd. (Japan)*	610	5,533
Maruichi Steel Tube Ltd. (Japan)	100	3,458
Mitsubishi Materials Corp. (Japan)	210	5,744
Newcrest Mining Ltd. (Australia)	1,396	23,565
Newmont Mining Corp.	36,800	1,445,872
Nippon Steel & Sumitomo Metal Corp. (Japan)	1,517	31,129
Norsk Hydro ASA (Norway)	2,673	11,557
Olympic Steel, Inc.	2,600	57,460
Randgold Resources Ltd. (United Kingdom)	170	17,038
Rio Tinto Ltd. (United Kingdom)	803	31,944
Rio Tinto PLC (United Kingdom)	2,279	75,745
South32 Ltd. (Australia)	9,696	18,066
Steel Dynamics, Inc.	46,500	1,162,035
Sumitomo Metal Mining Co. Ltd. (Japan)	900	12,431
thyssenkrupp AG (Germany)	650	15,530
voestalpine AG (Austria)	201	6,949
Worthington Industries, Inc.	4,600	220,938

		3,484,116

Mortgage Real Estate Investment Trusts (REITs) 0.2%
AG Mortgage Investment Trust, Inc.	1,500	23,625
Ares Commercial Real Estate Corp.	2,900	36,540
Chimera Investment Corp.	23,800	379,610
Colony Capital, Inc. (Class A Stock)	1,000	18,230
Invesco Mortgage Capital, Inc.	10,900	166,007
Ladder Capital Corp.	4,236	56,085
PennyMac Mortgage Investment Trust	5,800	90,364
Redwood Trust, Inc.	3,700	52,392
Resource Capital Corp.	2,750	35,227

		858,080

Multiline Retail 0.6%
Dollar General Corp.	12,200	853,878
Don Quijote Holdings Co. Ltd. (Japan)	200	7,337
Harvey Norman Holdings Ltd. (Australia)	1,203	4,816
Isetan Mitsukoshi Holdings Ltd. (Japan)	700	6,892
J. Front Retailing Co. Ltd. (Japan)	450	5,892

See Notes to Financial Statements.

Prudential Balanced Fund	43

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
Macy’s, Inc.	40,500	$1,500,525
Marks & Spencer Group PLC (United Kingdom)	2,801	12,017
Marui Group Co. Ltd. (Japan)	400	5,284
Next PLC (United Kingdom)	267	16,527
Takashimaya Co. Ltd. (Japan)	500	4,105
Target Corp.	8,000	549,440

		2,966,713

Multi-Utilities 0.3%
AGL Energy Ltd. (Australia)	1,310	19,179
Avista Corp.	1,100	45,969
Centrica PLC (United Kingdom)	10,125	29,937
DTE Energy Co.	6,400	599,488
DUET Group (Australia)	4,103	7,900
E.ON SE (Germany)	3,644	25,900
Engie SA (France)	2,661	41,258
National Grid PLC (United Kingdom)	6,822	96,345
NorthWestern Corp.	800	46,024
Public Service Enterprise Group, Inc.	16,600	695,042
RWE AG (Germany)*	865	14,938
Suez (France)	578	9,552
Veolia Environnement SA (France)	821	18,917

		1,650,449

Oil, Gas & Consumable Fuels 3.3%
Adams Resources & Energy, Inc.	300	11,796
Alon USA Energy, Inc.	11,900	95,914
BP PLC (United Kingdom)	34,959	203,766
Caltex Australia Ltd. (Australia)	492	13,008
Chevron Corp.	7,700	792,484
ConocoPhillips	24,300	1,056,321
Energen Corp.	10,800	623,376
Eni SpA (Italy)	4,733	68,204
EOG Resources, Inc.	16,300	1,576,373
Exxon Mobil Corp.	45,354	3,958,497
Galp Energia SGPS SA (Portugal)	794	10,848
Idemitsu Kosan Co. Ltd. (Japan)	140	2,899
Inpex Corp. (Japan)	1,781	16,194
JX Holdings, Inc. (Japan)	3,810	15,421
Kinder Morgan, Inc.	68,400	1,582,092
Koninklijke Vopak NV (Netherlands)	138	7,238
Lundin Petroleum AB (Sweden)*	327	5,985

See Notes to Financial Statements.

44

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Marathon Petroleum Corp.	27,900	$1,132,461
Neste OYJ (Finland)	239	10,195
Oil Search Ltd. (Australia)	2,395	13,190
OMV AG (Austria)	281	8,091
Origin Energy Ltd. (Australia)	3,105	13,095
Panhandle Oil and Gas, Inc. (Class A Stock)	900	15,777
PBF Energy, Inc. (Class A Stock)	22,300	504,872
Phillips 66	21,700	1,747,935
Repsol SA (Spain)	2,020	27,440
Rice Energy, Inc.*	3,500	91,385
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	7,875	195,912
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	6,896	178,783
Santos Ltd. (Australia)	2,965	8,357
Scorpio Tankers, Inc. (Monaco)	14,800	68,524
Showa Shell Sekiyu KK (Japan)	400	3,718
Statoil ASA (Norway)	2,103	35,306
Tesoro Corp.	17,200	1,368,432
TonenGeneral Sekiyu KK (Japan)	500	5,070
TOTAL SA (France)	4,118	195,855
Valero Energy Corp.	3,300	174,900
Western Refining, Inc.	6,700	177,282
Woodside Petroleum Ltd. (Australia)	1,401	31,064

		16,048,060

Paper & Forest Products 0.1%
Clearwater Paper Corp.*	1,400	90,538
KapStone Paper and Packaging Corp.	6,200	117,304
Mondi PLC (South Africa)	674	14,161
Oji Holdings Corp. (Japan)	1,500	5,945
Schweitzer-Mauduit International, Inc.	900	34,704
Stora Enso OYJ (Finland) (Class R Stock)	1,123	9,976
UPM-Kymmene OYJ (Finland)	996	21,030

		293,658

Personal Products 0.1%
Avon Products, Inc.	28,100	159,046
Beiersdorf AG (Germany)	184	17,368
Kao Corp. (Japan)	950	53,711
L’Oreal SA (France)	468	88,457
Medifast, Inc.	1,000	37,790
Shiseido Co. Ltd. (Japan)	700	18,540
Unilever NV-CVA (United Kingdom)	2,992	137,852

See Notes to Financial Statements.

Prudential Balanced Fund	45

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Personal Products (cont’d.)
Unilever PLC (United Kingdom)	2,369	$112,101
USANA Health Sciences, Inc.*	400	55,340

		680,205

Pharmaceuticals 3.4%
Allergan PLC*	10,100	2,326,131
Amphastar Pharmaceuticals, Inc.*	3,800	72,086
Astellas Pharma, Inc. (Japan)	3,900	60,914
AstraZeneca PLC (United Kingdom)	2,329	150,806
Bayer AG (Germany)	1,530	153,659
Bristol-Myers Squibb Co.	21,300	1,148,496
Catalent, Inc.*	5,300	136,952
Chugai Pharmaceutical Co. Ltd. (Japan)	400	14,458
Daiichi Sankyo Co. Ltd. (Japan)	1,100	26,431
Eisai Co. Ltd. (Japan)	500	31,272
Galenica AG (Switzerland)	7	7,444
GlaxoSmithKline PLC (United Kingdom)	8,969	191,026
Heska Corp.*	1,500	81,645
Hikma Pharmaceuticals PLC (Jordan)	255	6,661
Hisamitsu Pharmaceutical Co., Inc. (Japan)	200	10,810
Jazz Pharmaceuticals PLC*	6,000	728,880
Johnson & Johnson	39,800	4,701,574
Kyowa Hakko Kirin Co. Ltd. (Japan)	500	7,898
Mallinckrodt PLC*	19,600	1,367,688
Merck & Co., Inc.	7,700	480,557
Merck KGaA (Germany)	233	25,133
Mitsubishi Tanabe Pharma Corp. (Japan)	400	8,567
Novartis AG (Switzerland)	4,144	327,046
Novo Nordisk A/S (Denmark) (Class B Stock)	3,522	146,792
Ono Pharmaceutical Co. Ltd. (Japan)	800	22,336
Orion OYJ (Finland) (Class B Stock)	177	6,978
Otsuka Holdings Co. Ltd. (Japan)	800	36,466
Pfizer, Inc.	93,019	3,150,553
Phibro Animal Health Corp. (Class A Stock)	1,100	29,898
Prestige Brands Holdings, Inc.*	3,400	164,118
Roche Holding AG (Switzerland)	1,298	322,551
Sanofi (France)	2,162	164,639
Santen Pharmaceutical Co. Ltd. (Japan)	750	11,075
SciClone Pharmaceuticals, Inc.*	2,100	21,525
Shionogi & Co. Ltd. (Japan)	500	25,617
Sucampo Pharmaceuticals, Inc. (Class A Stock)*	5,700	70,167
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	300	5,811

See Notes to Financial Statements.

46

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Supernus Pharmaceuticals, Inc.*	4,600	$113,758
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	30	3,075
Takeda Pharmaceutical Co. Ltd. (Japan)	1,300	62,309
Taro Pharmaceutical Industries Ltd.*	27	2,984
Teva Pharmaceutical Industries Ltd. (Israel)	1,674	77,699
UCB SA (Belgium)	230	17,803

		16,522,288

Professional Services 0.3%
Adecco Group AG (Switzerland)	305	17,192
Bureau Veritas SA (France)	496	10,642
Capita PLC (United Kingdom)	1,210	10,482
Experian PLC (Ireland)	1,789	35,740
Insperity, Inc.	2,100	152,544
Intertek Group PLC (United Kingdom)	294	13,272
Kforce, Inc.	2,200	45,078
Mistras Group, Inc.*	1,100	25,817
On Assignment, Inc.*	1,600	58,064
Randstad Holding NV (Netherlands)	221	10,049
Recruit Holdings Co. Ltd. (Japan)	500	20,397
RELX NV (United Kingdom)	1,823	32,608
RELX PLC (United Kingdom)	2,016	38,230
Resources Connection, Inc.	1,300	19,422
Robert Half International, Inc.	19,300	730,698
SEEK Ltd. (Australia)	633	7,588
SGS SA (Switzerland)	10	22,408
Wolters Kluwer NV (Netherlands)	550	23,513

		1,273,744

Real Estate Management & Development 0.3%
Aeon Mall Co. Ltd. (Japan)	220	3,475
Azrieli Group Ltd. (Israel)	75	3,286
CapitaLand Ltd. (Singapore)	4,700	11,096
Cheung Kong Property Holdings Ltd. (Hong Kong)	5,357	39,405
City Developments Ltd. (Singapore)	700	4,682
Daito Trust Construction Co. Ltd. (Japan)	100	15,994
Daiwa House Industry Co. Ltd. (Japan)	1,000	27,445
Deutsche Wohnen AG (Germany)	614	22,342
Global Logistic Properties Ltd. (Singapore)	4,600	6,345
Hang Lung Properties Ltd. (Hong Kong)	4,000	9,073
Henderson Land Development Co. Ltd. (Hong Kong)	2,173	12,966
Hongkong Land Holdings Ltd. (Hong Kong)	2,200	15,620

See Notes to Financial Statements.

Prudential Balanced Fund	47

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
Hulic Co. Ltd. (Japan)	500	$5,109
Hysan Development Co. Ltd. (Hong Kong)	1,400	6,587
Jones Lang LaSalle, Inc.	9,700	1,103,763
Kerry Properties Ltd. (Hong Kong)	1,000	3,285
LendLease Group (Australia)	957	10,371
Marcus & Millichap, Inc.*	2,900	75,835
Mitsubishi Estate Co. Ltd. (Japan)	2,300	43,163
Mitsui Fudosan Co. Ltd. (Japan)	1,700	36,167
New World Development Co. Ltd. (Hong Kong)	9,800	12,851
Nomura Real Estate Holdings, Inc. (Japan)	300	5,071
NTT Urban Development Corp. (Japan)	200	1,932
RMR Group, Inc. (The) (Class A Stock)	600	22,764
Sino Land Co. Ltd. (Hong Kong)	5,300	9,446
Sumitomo Realty & Development Co. Ltd. (Japan)	690	17,885
Sun Hung Kai Properties Ltd. (Hong Kong)	2,600	39,527
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,000	10,830
Swire Properties Ltd. (Hong Kong)	2,600	7,647
Swiss Prime Site AG (Switzerland)*	138	12,119
Tokyo Tatemono Co. Ltd. (Japan)	150	1,804
Tokyu Fudosan Holdings Corp. (Japan)	1,000	5,438
UOL Group Ltd. (Singapore)	754	3,117
Vonovia SE (Germany)	849	32,185
Wharf Holdings Ltd. (The) (Hong Kong)	2,400	17,608
Wheelock & Co. Ltd. (Hong Kong)	1,400	8,316

		1,664,549

Road & Rail 0.1%
Aurizon Holdings Ltd. (Australia)	3,679	13,302
Central Japan Railway Co. (Japan)	263	45,027
ComfortDelGro Corp. Ltd. (Singapore)	4,300	8,894
CSX Corp.	4,600	140,300
DSV A/S (Denmark)	337	16,815
East Japan Railway Co. (Japan)	600	54,158
Hankyu Hanshin Holdings, Inc. (Japan)	400	13,792
Keikyu Corp. (Japan)	1,000	10,435
Keio Corp. (Japan)	1,100	9,619
Keisei Electric Railway Co. Ltd. (Japan)	250	6,251
Kintetsu Group Holdings Co. Ltd. (Japan)	3,500	14,689
MTR Corp. Ltd. (Hong Kong)	2,500	13,815
Nagoya Railroad Co. Ltd. (Japan)	2,000	10,883
Nippon Express Co. Ltd. (Japan)	1,600	7,480
Odakyu Electric Railway Co. Ltd. (Japan)	550	12,247
Roadrunner Transportation Systems, Inc.*	4,000	31,920

See Notes to Financial Statements.

48

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Tobu Railway Co. Ltd. (Japan)	1,900	$9,679
Tokyu Corp. (Japan)	2,100	16,020
West Japan Railway Co. (Japan)	300	18,610

		453,936

Semiconductors & Semiconductor Equipment 2.3%
Advanced Energy Industries, Inc.*	4,600	217,672
Alpha & Omega Semiconductor Ltd.*	4,000	86,880
Amkor Technology, Inc.*	3,600	34,992
Applied Materials, Inc.	49,900	1,504,485
ASM Pacific Technology Ltd. (Hong Kong)	400	3,311
ASML Holding NV (Netherlands)	671	73,536
CEVA, Inc.*	400	14,028
Cirrus Logic, Inc.*	2,200	116,930
Entegris, Inc.*	9,500	165,490
Infineon Technologies AG (Germany)	2,060	36,733
Intel Corp.	94,000	3,548,500
IXYS Corp.	1,400	16,870
MaxLinear, Inc. (Class A Stock)*	1,600	32,432
Microsemi Corp.*	1,000	41,980
NVE Corp.	200	11,788
NXP Semiconductors NV (Netherlands)*	536	54,677
Power Integrations, Inc.	800	50,424
QUALCOMM, Inc.	38,700	2,650,950
Rohm Co. Ltd. (Japan)	200	10,542
Semtech Corp.*	2,300	63,779
STMicroelectronics NV (Switzerland)	1,278	10,445
Tessera Technologies, Inc.	4,400	169,136
Texas Instruments, Inc.	30,000	2,105,400
Tokyo Electron Ltd. (Japan)	250	22,096

		11,043,076

Software 2.5%
A10 Networks, Inc.*	1,400	14,966
Adobe Systems, Inc.*	18,000	1,953,720
Aspen Technology, Inc.*	3,800	177,802
Barracuda Networks, Inc.*	3,100	78,988
Blackbaud, Inc.	700	46,438
Bottomline Technologies de, Inc.*	2,700	62,937
Check Point Software Technologies Ltd. (Israel)*	252	19,558
Citrix Systems, Inc.*	8,400	715,848
Dassault Systemes SA (France)	238	20,661

See Notes to Financial Statements.

Prudential Balanced Fund	49

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
Fair Isaac Corp.	1,600	$199,344
Gemalto NV (Netherlands)	144	9,226
Globant SA*(c)	3,600	151,632
GungHo Online Entertainment, Inc. (Japan)	1,200	2,949
Intuit, Inc.	14,200	1,562,142
Konami Holdings Corp. (Japan)	200	7,728
Microsoft Corp.	67,113	3,865,709
MicroStrategy, Inc. (Class A Stock)*	330	55,255
Mobileye NV*	311	13,239
Monotype Imaging Holdings, Inc.	1,000	22,110
Nexon Co. Ltd. (Japan)	300	4,712
Nice Ltd. (Israel)	114	7,591
Nintendo Co. Ltd. (Japan)	250	66,938
Oracle Corp.	69,000	2,710,320
Oracle Corp. Japan (Japan)	100	5,650
Paycom Software, Inc.*(c)	1,500	75,195
Progress Software Corp.*	1,600	43,520
Sage Group PLC (The) (United Kingdom)	1,966	18,784
SAP SE (Germany)	1,808	165,347
Silver Spring Networks, Inc.*	700	9,926
Trend Micro, Inc. (Japan)	200	6,977
Varonis Systems, Inc.*	700	21,070

		12,116,282

Specialty Retail 1.3%
ABC-Mart, Inc. (Japan)	100	6,810
American Eagle Outfitters, Inc.	4,600	82,156
Asbury Automotive Group, Inc.*	200	11,134
Bed Bath & Beyond, Inc.	10,500	452,655
Best Buy Co., Inc.	6,100	232,898
Burlington Stores, Inc.*	2,200	178,244
Citi Trends, Inc.	1,400	27,902
Dixons Carphone PLC (United Kingdom)	1,720	8,215
Dufry AG (Switzerland)*	94	11,785
Express, Inc.*	10,600	124,974
Fast Retailing Co. Ltd. (Japan)	100	32,202
Francesca’s Holdings Corp.*	8,700	134,241
GNC Holdings, Inc. (Class A Stock)	21,500	439,030
Haverty Furniture Cos., Inc.	500	10,020
Hennes & Mauritz AB (Sweden) (Class B Stock)	1,780	50,242
Home Depot, Inc. (The)	19,600	2,522,128
Industria de Diseno Textil SA (Spain)	1,987	73,674

See Notes to Financial Statements.

50

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Kingfisher PLC (United Kingdom)	4,057	$19,794
Lowe’s Cos., Inc.	2,400	173,304
Murphy USA, Inc.*	1,700	121,312
Nitori Holdings Co. Ltd. (Japan)	150	17,981
Penske Automotive Group, Inc.(c)	3,600	173,448
Ross Stores, Inc.	17,300	1,112,390
Sonic Automotive, Inc. (Class A Stock)	1,900	35,720
Staples, Inc.	37,400	319,770
Tilly’s, Inc. (Class A Stock)*	3,600	33,804
USS Co. Ltd. (Japan)	400	6,770
Yamada Denki Co. Ltd. (Japan)	1,360	6,746

		6,419,349

Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	64,000	7,235,200
Avid Technology, Inc.*	7,000	55,580
Brother Industries Ltd. (Japan)	500	8,791
Canon, Inc. (Japan)	1,950	56,613
FUJIFILM Holdings Corp. (Japan)	800	29,634
Hewlett Packard Enterprise Co.	74,200	1,688,050
HP, Inc.	63,500	986,155
Konica Minolta, Inc. (Japan)	800	6,775
NEC Corp. (Japan)	5,100	13,154
Ricoh Co. Ltd. (Japan)	1,300	11,764
Seiko Epson Corp. (Japan)	500	9,628
Super Micro Computer, Inc.*	4,300	100,491

		10,201,835

Textiles, Apparel & Luxury Goods 0.3%
adidas AG (Germany)	343	59,656
Asics Corp. (Japan)	300	6,045
Burberry Group PLC (United Kingdom)	807	14,400
Carter’s, Inc.	4,200	364,182
Christian Dior SE (France)	101	18,114
Cie Financiere Richemont SA (Switzerland)	966	58,914
Culp, Inc.	1,100	32,747
Hermes International (France)	48	19,542
HUGO BOSS AG (Germany)	118	6,532
Iconix Brand Group, Inc.*	2,600	21,112
Kering (France)	134	27,039
Li & Fung Ltd. (Hong Kong)	11,000	5,668
Luxottica Group SpA (Italy)	308	14,711

See Notes to Financial Statements.

Prudential Balanced Fund	51

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
LVMH Moet Hennessy Louis Vuitton SE (France)	516	$87,984
Pandora A/S (Denmark)	218	26,404
PVH Corp.	4,900	541,450
Swatch Group AG (The) (Switzerland) (Bearer Shares)	57	16,159
Swatch Group AG (The) (Switzerland) (Registered Shares)	99	5,512
Unifi, Inc.*	1,100	32,373
Wolverine World Wide, Inc.	6,600	151,998
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,500	6,199

		1,516,741

Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.*	1,600	42,576
Federal Agricultural Mortgage Corp. (Class C Stock)	1,300	51,350
Flagstar Bancorp, Inc.*	4,600	127,650
MGIC Investment Corp.*	13,400	107,200
PennyMac Financial Services, Inc. (Class A Stock)*	700	11,907
Walker & Dunlop, Inc.*	3,800	95,988

		436,671

Tobacco 1.0%
Altria Group, Inc.	45,600	2,883,288
British American Tobacco PLC (United Kingdom)	3,428	218,623
Imperial Brands PLC (United Kingdom)	1,746	89,867
Japan Tobacco, Inc. (Japan)	2,003	81,994
Reynolds American, Inc.	35,500	1,673,825
Swedish Match AB (Sweden)	380	13,943

		4,961,540

Trading Companies & Distributors 0.2%
AerCap Holdings NV (Ireland)*	302	11,624
Applied Industrial Technologies, Inc.	1,000	46,740
Ashtead Group PLC (United Kingdom)	970	15,941
Brenntag AG (Germany)	281	15,356
Bunzl PLC (United Kingdom)	610	17,988
CAI International, Inc.*	2,400	19,848
GMS, Inc.*	2,600	57,798
HD Supply Holdings, Inc.*	11,000	351,780
ITOCHU Corp. (Japan)	2,700	33,992
Marubeni Corp. (Japan)	3,200	16,439
Mitsubishi Corp. (Japan)	2,800	63,829
Mitsui & Co. Ltd. (Japan)	3,100	42,963
Noble Group Ltd. (Hong Kong)*	15,981	1,801

See Notes to Financial Statements.

52

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
Rexel SA (France)	550	$8,425
Sumitomo Corp. (Japan)	2,200	24,628
Toyota Tsusho Corp. (Japan)	400	9,296
Travis Perkins PLC (United Kingdom)	431	8,596
Wolseley PLC (Switzerland)	480	26,996

		774,040

Transportation Infrastructure
Abertis Infraestructuras SA (Spain)	1,172	18,259
Aena SA (Spain), 144A	123	18,156
Aeroports de Paris (France)	57	5,656
Atlantia SpA (Italy)	752	19,099
Auckland International Airport Ltd. (New Zealand)	1,775	9,514
Fraport AG Frankfurt Airport Services Worldwide (Germany)	77	4,214
Groupe Eurotunnel SE (France)	826	8,948
Hutchison Port Holdings Trust (Hong Kong)	11,700	5,206
Japan Airport Terminal Co. Ltd. (Japan)	100	3,824
Kamigumi Co. Ltd. (Japan)	400	3,490
Mitsubishi Logistics Corp. (Japan)	200	2,893
Sydney Airport (Australia)	2,078	11,138
Transurban Group (Australia)	3,775	32,991

		143,388

Water Utilities
American States Water Co.	2,500	100,125
Severn Trent PLC (United Kingdom)	452	14,666
SJW Corp.	600	26,208
United Utilities Group PLC (United Kingdom)	1,242	16,132

		157,131

Wireless Telecommunication Services 0.1%
KDDI Corp. (Japan)	3,430	106,268
Millicom International Cellular SA-SDR (Luxembourg)	113	5,855
NTT DOCOMO, Inc. (Japan)	2,604	66,149
SoftBank Group Corp. (Japan)	1,800	116,656
StarHub Ltd. (Singapore)	1,000	2,525
Tele2 AB (Sweden) (Class B Stock)	586	5,058
Vodafone Group PLC (United Kingdom)	48,924	140,310

		442,821

TOTAL COMMON STOCKS (cost $238,754,353)		287,752,429

See Notes to Financial Statements.

Prudential Balanced Fund	53

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)

EXCHANGE TRADED FUND 0.1%
iShares MSCI EAFE Index Fund (cost $579,232)	10,800	$638,604

PREFERRED STOCKS 0.1%

Auto Components
Schaeffler AG (Germany) (PRFC)(Germany)	295	4,672

Automobiles
Bayerische Motoren Werke AG (Germany)(PRFC)	108	7,971
Porsche Automobil Holding SE (Germany)(PRFC)	281	14,374
Volkswagen AG (Germany)(PRFC)	338	44,526

		66,871

Banks 0.1%
Citigroup Capital XIII, 7.122%, (Capital security, fixed to floating preferred)(d)	3,000	79,020
State Street Corp. 5.350%, (Capital Security, fixed to floating preferred)(d)	5,000	134,050

		213,070

Chemicals
Fuchs Petrolub SE (Germany)(PRFC)	116	5,296

Household Products
Henkel AG & Co. KGaA (Germany)(PRFC)	324	44,097

Media
ProSiebenSat.1 Media SE (Germany)(PRFC)	398	17,064

TOTAL PREFERRED STOCKS (cost $305,810)		351,070

	Units

RIGHTS*

Biotechnology
Dyax Corporation CVR(a)(b) (cost $237)	900	999

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 10.2%

Agriculture 0.1%
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%	06/15/19	110	$128,893
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $149,288; purchased 11/19/07)(a)(e)	6.000	11/27/17	150	157,780
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	245	246,465
Reynolds American, Inc., Gtd. Notes	8.125	06/23/19	50	58,567

				591,705

Airlines 0.2%
American Airlines Pass-Through Trust, Series 2016-1, Class AA, Pass-Through Certificates	3.575	01/15/28	209	221,531
Continental Airlines, Inc., Pass-Through Trust,
Series 2001-1, Class A-1, Pass-Through Certificates	6.703	06/15/21	11	11,551
Series 2009-2, Class A, Pass-Through Certificates	7.250	11/10/19	90	102,835
Series 2012-2, Class A, Pass-Through Certificates	4.000	10/29/24	100	107,310
Delta Air Lines, Inc., Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates	6.821	08/10/22	58	68,602
Series 2011-1, Class A, Pass-Through Certificates	5.300	04/15/19	131	140,262
United Airlines, Inc., Pass-Through Trust, Series 2014-1, Class A, Pass-Through Certificates	4.000	04/11/26	85	90,997

				743,088

Auto Manufacturers 0.3%
Ford Motor Co., Sr. Unsec’d. Notes(c)	4.750	01/15/43	175	181,300
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, GMTN	4.389	01/08/26	200	213,369
General Motors Co.,
Sr. Unsec’d. Notes	4.875	10/02/23	155	167,931
Sr. Unsec’d. Notes	6.250	10/02/43	135	159,332
Sr. Unsec’d. Notes	6.600	04/01/36	80	96,255
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A	2.850	01/15/21	565	584,927

				1,403,114

See Notes to Financial Statements.

Prudential Balanced Fund	55

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks 2.6%
Bank of America Corp.,
Jr. Sub. Notes	8.125	%(d)	12/29/49	380	$389,737
Sr. Unsec’d. Notes	5.700		01/24/22	275	319,886
Sr. Unsec’d. Notes	7.625		06/01/19	265	304,116
Sr. Unsec’d. Notes, MTN	4.100		07/24/23	130	140,541
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	620	672,388
Sub. Notes, MTN(c)	4.450		03/03/26	365	391,721
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.200		08/16/23	720	717,832
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375		01/12/26	200	206,928
Citigroup, Inc.,
Jr. Sub. Notes	5.950	(d)	12/31/49	280	285,088
Jr. Sub. Notes	6.125	(d)	12/31/49	150	156,000
Jr. Sub. Notes	6.250	(d)	12/31/49	105	113,006
Sr. Unsec’d. Notes	3.700		01/12/26	200	211,085
Sr. Unsec’d. Notes	8.125		07/15/39	200	314,426
Sub. Notes	4.400		06/10/25	540	571,747
Sub. Notes	4.450		09/29/27	195	204,062
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	220	215,204
Dexia Credit Local SA (France), 144A	1.875		09/15/21	250	249,643
Discover Bank, Sr. Unsec’d. Notes	4.250		03/13/26	315	336,593
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.375	(d)	12/31/49	265	266,318
Sr. Unsec’d. Notes	3.750		02/25/26	50	52,501
Sr. Unsec’d. Notes	5.750		01/24/22	250	290,385
Sr. Unsec’d. Notes, MTN	4.800		07/08/44	400	449,884
Sub. Notes	6.750		10/01/37	275	350,160
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	2.600		08/02/18	195	198,160
JPMorgan Chase & Co.,
Jr. Sub. Notes, Ser. 1	7.900	(d)	04/29/49	300	308,250
Sr. Unsec’d. Notes	2.950		10/01/26	210	210,550
Sr. Unsec’d. Notes	3.200		06/15/26	750	769,724
Sr. Unsec’d. Notes	5.400		01/06/42	150	187,643
Sub. Notes	3.375		05/01/23	105	107,881
Sub. Notes	4.950		06/01/45	205	229,628
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800		01/13/20	195	217,863
Morgan Stanley,
Jr. Sub. Notes	5.450	(d)	12/31/49	125	125,417
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	45	47,794
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	370	392,822

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, GMTN	5.450%		01/09/17	460	$465,053
Sr. Unsec’d. Notes, GMTN, Series G	5.500		07/28/21	60	68,432
Sr. Unsec’d. Notes, MTN	5.625		09/23/19	285	315,626
Sr. Unsec’d. Notes, MTN	6.375		07/24/42	120	163,511
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.875		09/17/18	260	261,797
Northern Trust Corp., Sub. Notes	3.950		10/30/25	150	165,496
State Street Corp., Jr. Sub. Notes	5.250	(d)	12/31/49	190	199,975
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450		01/10/19	250	254,277
US Bancorp, Sub. Notes, MTN	2.950		07/15/22	130	135,433
Wells Fargo & Co., Sub. Notes, MTN	4.125		08/15/23	345	369,200

					12,403,783

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000		01/17/43	120	124,180
Gtd. Notes	4.700		02/01/36	190	218,457
Gtd. Notes	4.900		02/01/46	50	59,489

					402,126

Biotechnology 0.1%
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663		06/15/51	374	399,730
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650		12/01/41	30	37,199

					436,929

Building Materials 0.1%
Griffon Corp., Gtd. Notes	5.250		03/01/22	65	65,244
Owens Corning, Inc., Gtd. Notes	4.200		12/15/22	90	96,691
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A (original cost $120,000; purchased 10/27/14)(a)(e)	5.375		11/15/24	120	123,600

					285,535

Chemicals 0.1%
CF Industries, Inc., Gtd. Notes	5.375		03/15/44	90	88,859
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.625		10/01/44	10	10,595
Sr. Unsec’d. Notes	9.400		05/15/39	67	109,501

See Notes to Financial Statements.

Prudential Balanced Fund	57

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.450%	11/15/33	55	$59,758
Sr. Unsec’d. Notes	5.625	11/15/43	170	182,533
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	100	125,214

				576,460

Commercial Services 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $295,482; purchased 10/10/07)(a)(e)	6.375	10/15/17	296	310,178
Gtd. Notes, 144A (original cost $19,827; purchased 10/10/07)(a)(e)	7.000	10/15/37	20	27,277
United Rentals North America, Inc., Gtd. Notes	5.875	09/15/26	65	66,950

				404,405

Computers 0.3%
Apple, Inc., Sr. Unsec’d. Notes	3.250	02/23/26	330	350,760
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A	3.480	06/01/19	145	149,128
Sr. Sec’d. Notes, 144A	4.420	06/15/21	120	125,414
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A	2.450	10/05/17	470	473,765
Sr. Unsec’d. Notes, 144A	2.850	10/05/18	90	91,699
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	90	92,473

				1,283,239

Diversified Financial Services 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750	05/15/19	150	153,188
Bear Stearns Cos. LLC,
Gtd. Notes	6.400	10/02/17	90	94,268
Gtd. Notes	7.250	02/01/18	220	236,258
GE Capital International Funding Co., Gtd. Notes	2.342	11/15/20	500	513,544
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	65	67,840
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(f)	5.250	02/06/12	345	26,048
Sr. Unsec’d. Notes(f)	6.875	05/02/18	100	7,680
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450	06/15/18	90	96,750
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	2.450	07/15/24	65	67,660

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	3.250%	06/15/25	145	$159,150

				1,422,386

Electric 0.6%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350	10/01/36	115	158,072
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125	04/01/36	120	159,389
Black Hills Corp., Sr. Unsec’d. Notes	2.500	01/11/19	150	152,243
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Series Z	2.400	09/01/26	170	170,961
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Series K2	6.950	03/15/33	120	171,511
Dominion Resources, Inc., Jr. Sub. Notes	4.104	04/01/21	400	428,402
DPL, Inc., Sr. Unsec’d. Notes	7.250	10/15/21	200	204,000
Duke Energy Carolinas LLC, First Mortgage	6.050	04/15/38	55	74,876
Duke Energy Corp., Sr. Unsec’d. Notes	2.650	09/01/26	210	206,066
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	135	165,572
Emera US Finance LP (Canada), Gtd. Notes, 144A	3.550	06/15/26	130	134,732
Eversource Energy, Sr. Unsec’d. Notes	4.500	11/15/19	90	97,708
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750	03/15/18	180	182,094
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	50	55,931
Florida Power & Light Co., First Mortgage	5.950	10/01/33	60	79,386
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	30	35,392
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881	08/15/19	100	108,888
NRG Energy, Inc., Gtd. Notes, 144A	7.250	05/15/26	120	122,100
Public Service Co. of Colorado, First Mortgage	4.300	03/15/44	35	40,071
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950	05/15/18	55	60,403
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800	05/01/37	125	166,758
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.800	09/15/41	105	122,421
Sr. Unsec’d. Notes	5.613	04/01/17	36	36,766

				3,133,742

Engineering/Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $210,000; purchased 06/19/14)(a)(e)	5.250	06/27/29	210	75,600

See Notes to Financial Statements.

Prudential Balanced Fund	59

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375%	11/01/18	150	$156,375

Environmental Control
Clean Harbors, Inc., Gtd. Notes	5.250	08/01/20	125	128,437

Food 0.3%
Kellogg Co., Sr. Unsec’d. Notes	3.250	04/01/26	760	792,769
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	220	221,755
Gtd. Notes	4.375	06/01/46	60	63,482
Gtd. Notes	5.000	07/15/35	100	115,482

				1,193,488

Food Service
Aramark Services, Inc., Gtd. Notes	5.125	01/15/24	40	41,600

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $39,765; purchased 10/27/10)(a)(e)	5.400	11/01/20	40	45,233
International Paper Co., Sr. Unsec’d. Notes	6.000	11/15/41	30	35,474
Sr. Unsec’d. Notes	7.300	11/15/39	175	231,654

				312,361

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	10	11,065
NiSource Finance Corp.,
Gtd. Notes	4.800	02/15/44	40	45,197
Gtd. Notes	5.450	09/15/20	70	78,625

				134,887

Healthcare Products 0.3%
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734	12/15/24	140	151,832
Mallinckrodt International Finance SA, Gtd. Notes	3.500	04/15/18	175	174,781
Medtronic, Inc., Gtd. Notes	3.500	03/15/25	440	473,821
Gtd. Notes	4.375	03/15/35	174	197,174
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.000	09/15/18	605	611,365

				1,608,973

Healthcare Services 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	3.200	06/15/26	595	604,951
Anthem, Inc., Sr. Unsec’d. Notes	4.625	05/15/42	45	48,533
Sr. Unsec’d. Notes	4.650	01/15/43	30	32,729

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare Services (cont’d.)
Ascension Health, Sr. Unsec’d. Notes	3.945%		11/15/46	245	$267,375
Cigna Corp.,
Sr. Unsec’d. Notes	5.875		03/15/41	50	62,849
Sr. Unsec’d. Notes	6.150		11/15/36	140	176,228
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125		10/15/20	175	184,223
HCA, Inc.,
Sr. Sec’d. Notes	4.250		10/15/19	55	57,338
Sr. Sec’d. Notes	4.750		05/01/23	200	208,500
Sr. Sec’d. Notes	5.250		04/15/25	100	106,625
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200		02/01/22	20	20,829
Providence St. Joseph Health Obligated Group, Unsec’d. Notes	2.746		10/01/26	50	50,627
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.625		07/15/35	60	69,676
Sr. Unsec’d. Notes	6.000		06/15/17	60	61,969
Sr. Unsec’d. Notes	6.625		11/15/37	80	114,097
Sr. Unsec’d. Notes	6.875		02/15/38	95	139,227

					2,205,776

Home Builders
D.R. Horton, Inc., Gtd. Notes	3.625		02/15/18	150	153,375

Housewares 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.200		04/01/26	100	108,911
Sr. Unsec’d. Notes	6.250		04/15/18	300	320,141

					429,052

Insurance 0.6%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500		11/15/20	80	87,658
American International Group, Inc., Sr. Unsec’d. Notes	4.500		07/16/44	125	127,330
AXIS Specialty Finance LLC, Gtd. Notes	5.875		06/01/20	160	178,176
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125		03/15/26	100	105,106
Chubb Corp. (The), Gtd. Notes	6.375	(d)	04/15/37	210	199,521
Chubb INA Holdings, Inc., Gtd. Notes	3.350		05/03/26	105	112,430
Gtd. Notes	4.350		11/03/45	15	17,338
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000		01/15/19	90	98,086

See Notes to Financial Statements.

Prudential Balanced Fund	61

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.000%		03/15/34	180	$226,651
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300		10/09/37	110	131,981
Sr. Unsec’d. Notes	7.000		06/15/40	110	141,600
Sr. Unsec’d. Notes	8.750		07/01/19	70	82,395
Markel Corp., Sr. Unsec’d. Notes	5.000		03/30/43	25	26,982
New York Life Insurance Co., Sub. Notes, 144A	6.750		11/15/39	110	152,397
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063		03/30/40	60	77,647
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375		04/30/20	105	118,327
Pacific Life Insurance Co., Sub. Notes, 144A	9.250		06/15/39	140	217,892
Principal Financial Group, Inc., Gtd. Notes	4.625		09/15/42	15	15,828
Progressive Corp. (The), Jr. Sub. Notes	6.700	(d)	06/15/37	110	105,875
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850		12/16/39	240	326,283
Unum Group, Sr. Unsec’d. Notes	5.625		09/15/20	50	55,821
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150		08/15/19	90	99,075

					2,704,399

Lodging 0.3%
Choice Hotels International, Inc., Gtd. Notes	5.750		07/01/22	200	219,000
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.125		06/15/26	455	459,874
Sr. Unsec’d. Notes	3.250		09/15/22	130	136,240
Starwood Hotels & Resorts Worldwide LLC, Sr. Unsec’d. Notes	6.750		05/15/18	500	540,614
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500		03/01/18	60	60,627

					1,416,355

Machinery-Diversified 0.1%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875		12/01/17	125	132,813
Xylem, Inc., Sr. Unsec’d. Notes	4.875		10/01/21	160	174,585

					307,398

Media 0.4%
21st Century Fox America, Inc., Gtd. Notes	7.625		11/30/28	125	172,610
AMC Networks, Inc., Gtd. Notes	5.000		04/01/24	215	216,344
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625		09/15/17	125	130,938
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375		05/01/25	120	125,850

See Notes to Financial Statements.

62

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes, 144A	6.384%		10/23/35	110	$129,556
Sr. Sec’d. Notes, 144A	6.484		10/23/45	172	208,003
Comcast Corp.,
Gtd. Notes	6.450		03/15/37	35	48,322
Gtd. Notes	6.950		08/15/37	65	94,764
Historic TW, Inc., Gtd. Notes	9.150		02/01/23	100	135,500
Time Warner Cable LLC, Sr. Sec’d. Notes	5.850		05/01/17	310	317,741
Time Warner Cos., Inc., Gtd. Notes	7.250		10/15/17	160	169,488
Time Warner, Inc.,
Gtd. Notes	6.200		03/15/40	25	31,605
Gtd. Notes	6.250		03/29/41	30	38,646
Gtd. Notes	7.625		04/15/31	10	14,178
Viacom, Inc.,
Sr. Unsec’d. Notes	4.875		06/15/43	55	53,786
Sr. Unsec’d. Notes	5.250		04/01/44	65	68,051
Videotron Ltd. (Canada), Gtd. Notes	5.000		07/15/22	150	156,562

					2,111,944

Mining 0.1%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.000		09/30/43	140	165,468
Gtd. Notes, 144A	6.250	(d)	10/19/75	175	189,438
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625		06/09/21	110	115,948
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	5.875		04/23/45	20	19,897
Sr. Unsec’d. Notes	7.500		07/27/35	95	111,847

					602,598

Miscellaneous Manufacturing 0.2%
Actuant Corp., Gtd. Notes	5.625		06/15/22	160	166,701
General Electric Co.,
Sr. Unsec’d. Notes	4.125		10/09/42	15	16,416
Sr. Unsec’d. Notes	4.500		03/11/44	25	28,781
Sr. Unsec’d. Notes, GMTN	6.000		08/07/19	172	194,349
Sr. Unsec’d. Notes, GMTN	6.875		01/10/39	170	256,066
Sub. Notes, GMTN	5.300		02/11/21	100	114,582
Koppers, Inc., Gtd. Notes	7.875		12/01/19	200	204,000

					980,895

See Notes to Financial Statements.

Prudential Balanced Fund	63

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Multi-National 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.000%	05/10/19	180	$181,605
Sr. Unsec’d. Notes	2.125	09/27/21	175	175,131
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400	10/26/22	150	152,277
Sr. Unsec’d. Notes	4.375	02/11/20	100	109,087

				618,100

Oil & Gas 0.5%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	6.450	09/15/36	200	233,660
Sr. Unsec’d. Notes	6.600	03/15/46	40	48,670
Apache Corp., Sr. Unsec’d. Notes	5.100	09/01/40	300	311,157
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500	10/01/20	70	76,958
ConocoPhillips Co., Gtd. Notes(c)	4.950	03/15/26	300	338,150
ConocoPhillips Holding Co., Sr. Unsec’d. Notes	6.950	04/15/29	150	190,747
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000	06/15/45	35	34,049
Sr. Unsec’d. Notes	5.600	07/15/41	15	15,135
Sr. Unsec’d. Notes	5.850	12/15/25	65	73,150
Devon Financing Co. LLC, Gtd. Notes	7.875	09/30/31	200	247,757
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900	04/01/35	120	119,651
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25	240	253,269
Hess Corp., Sr. Unsec’d. Notes	4.300	04/01/27	175	176,362
Nabors Industries, Inc., Gtd. Notes	4.625	09/15/21	140	131,931
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	6.250	04/15/21	175	180,250
Valero Energy Corp., Sr. Unsec’d. Notes	4.900	03/15/45	65	64,157

				2,495,053

Oil & Gas Services 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000	12/21/25	345	375,351

Packaging & Containers 0.1%
Ball Corp., Gtd. Notes	4.000	11/15/23	250	251,875
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500	01/15/23	150	155,625
WestRock RKT Co., Gtd. Notes	4.900	03/01/22	95	106,749

				514,249

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200%	05/14/26	170	$172,100
Sr. Unsec’d. Notes	3.600	05/14/25	145	151,563
Sr. Unsec’d. Notes	4.500	05/14/35	235	250,443
Actavis Funding SCS,
Gtd. Notes	3.800	03/15/25	115	121,711
Gtd. Notes	4.550	03/15/35	265	281,483
Actavis, Inc., Gtd. Notes	6.125	08/15/19	75	83,736
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	6.450	09/15/37	110	153,391
Johnson & Johnson, Sr. Unsec’d. Notes	3.700	03/01/46	80	89,148
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400	05/06/44	210	248,031
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes	3.150	10/01/26	80	80,370
Gtd. Notes	4.100	10/01/46	25	24,882
Zoetis, Inc., Sr. Unsec’d. Notes	4.700	02/01/43	20	21,048

				1,677,906

Pipelines 0.1%
Energy Transfer Partners LP, Sr. Unsec’d. Notes(c)	4.900	03/15/35	35	32,307
Enterprise Products Operating LLC,
Gtd. Notes	3.950	02/15/27	165	172,898
Gtd. Notes	4.850	03/15/44	185	192,261
ONEOK Partners LP, Gtd. Notes	6.200	09/15/43	205	226,478

				623,944

Real Estate
Prologis LP, Gtd. Notes	6.875	03/15/20	11	12,810

Real Estate Investment Trusts (REITs) 0.1%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	7.750	08/15/19	115	132,959
Simon Property Group LP,
Sr. Unsec’d. Notes	2.800	01/30/17	30	30,038
Sr. Unsec’d. Notes	3.375	03/15/22	30	31,879
Welltower, Inc., Sr. Unsec’d. Notes	4.250	04/01/26	160	172,741

				367,617

Retail 0.3%
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45	105	128,483
Sr. Unsec’d. Notes	5.300	12/05/43	35	43,399

See Notes to Financial Statements.

Prudential Balanced Fund	65

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d.)
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.000%	04/01/26	85	$89,923
Sr. Unsec’d. Notes	4.200	04/01/43	110	123,954
L Brands, Inc., Gtd. Notes	6.625	04/01/21	125	144,063
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500	03/15/29	60	81,469
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875	01/15/22	45	47,378
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700	01/30/26	320	344,271
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25	170	182,962
Target Corp., Sr. Unsec’d. Notes	3.500	07/01/24	60	65,601

				1,251,503

Semiconductors
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750	03/15/23	200	214,500

Software 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	2.850	10/15/18	200	205,252
Sr. Unsec’d. Notes	3.625	10/15/20	270	286,381
Oracle Corp., Sr. Unsec’d. Notes	4.300	07/08/34	145	157,255

				648,888

Telecommunications 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400	05/15/25	320	328,771
Sr. Unsec’d. Notes	4.500	05/15/35	45	47,281
Sr. Unsec’d. Notes	4.750	05/15/46	130	136,039
Sr. Unsec’d. Notes	4.800	06/15/44	235	246,684
Sr. Unsec’d. Notes	5.150	03/15/42	200	217,010
Sr. Unsec’d. Notes	5.350	09/01/40	4	4,481
Sr. Unsec’d. Notes, 144A	4.550	03/09/49	33	33,134
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.375	12/15/30	50	80,943
Telefonos de Mexico SAB de CV (Mexico), Gtd. Notes	5.500	11/15/19	40	44,360
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.522	09/15/48	220	232,613
Sr. Unsec’d. Notes	4.672	03/15/55	472	496,511
Sr. Unsec’d. Notes	4.862	08/21/46	65	72,804
Sr. Unsec’d. Notes	5.012	08/21/54	523	577,517

				2,518,148

See Notes to Financial Statements.

66

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Transportation 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.450%		03/15/43	100	$113,474
Sr. Unsec’d. Notes	6.700		08/01/28	135	184,160
CSX Corp., Sr. Unsec’d. Notes	6.150		05/01/37	170	221,391
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	2.903		02/15/23	97	100,456
Sr. Unsec’d. Notes	5.590		05/17/25	20	24,074

					643,555

TOTAL CORPORATE BONDS (cost $46,488,737)					49,611,649

ASSET-BACKED SECURITIES 5.4%

Collateralized Loan Obligations 2.8%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.876	(d)	04/20/25	250	248,574
ALM VIII Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A(b)	—	(d)(g)	10/15/28	250	250,000
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1, 144A (original cost $297,720; purchased 02/21/14)(a)(e)	2.243	(d)	04/28/26	300	301,273
Series 2016-8A, Class A1, 144A	2.371	(d)	07/28/28	500	502,350
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	2.220	(d)	10/15/26	250	251,205
Atrium X (Cayman Islands), Series 2015-10A, Class A, 144A	1.799	(d)	07/16/25	250	248,634
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.209	(d)	04/18/27	250	249,748
Benefit Street Partners CLO V Ltd. (Cayman Islands),
Series 2014-VA, Class A, 144A	2.296	(d)	10/20/26	250	250,055
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	2.209	(d)	07/18/27	750	750,471
Blue Hill CLO (Cayman Islands), Series 2013- 1A, Class A, 144A	2.160	(d)	01/15/26	250	250,122
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.829	(d)	04/17/25	500	496,372
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.246	(d)	04/20/26	350	350,211
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	2.130	(d)	07/15/26	250	249,431

See Notes to Financial Statements.

Prudential Balanced Fund	67

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	2.166	%(d)	01/20/26	300	$300,340
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	2.150	(d)	10/15/26	250	250,179
ICG US CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.846	(d)	04/20/26	400	395,689
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	2.196	(d)	07/20/27	350	349,146
Madison Park Funding XI Ltd. (Cayman Islands), Series 2013-11A, Class A1A, 144A	1.995	(d)	10/23/25	750	748,884
Magnetite IX Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A (original cost $599,694; purchased 06/13/14)(a)(e)	2.135	(d)	07/25/26	600	599,987
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A (original cost $848,700; purchased 04/16/14-01/21/15)(a)(e)	2.160	(d)	04/15/26	850	852,775
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	2.117	(d)	08/13/25	300	298,838
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.852	(d)	07/22/25	250	248,891
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	2.196	(d)	07/20/27	250	250,279
Regatta VIII Funding Ltd. (Cayman Islands), Series 2016-1A, Class A1, 144A(b)	—	(d)(g)	12/20/28	250	249,813
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.159	(d)	07/17/26	300	300,591
Shackleton VI CLO (Cayman Islands), Series 2014-6A, Class A1, 144A	2.159	(d)	07/17/26	250	250,225
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.730	(d)	04/15/25	300	296,586
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.454	(d)	08/17/22	250	249,630
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.396	(d)	10/20/23	250	250,464
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A(b)	3.050		04/25/29	400	403,076
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.196	(d)	07/20/27	500	500,294
TIAA CLO I Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.386	(d)	07/20/28	250	250,564

See Notes to Financial Statements.

68

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Trinitas CLO IV Ltd. (Cayman Islands), Series 2016-4A, Class A, 144A	2.429	%(d)	04/18/28	500	$502,132
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434	(d)	10/25/28	500	500,199
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.800	(d)	07/15/25	300	298,464
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	2.326	(d)	04/20/26	250	251,205
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.820	(d)	04/15/24	300	298,122
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.196	(d)	04/20/26	350	349,135
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A(b)	—	(d)(g)	10/20/28	250	250,000

					13,893,954

Non-Residential Mortgage-Backed Securities 2.4%
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A2B	1.267	(d)	04/08/19	330	330,852
Series 2016-2, Class A2B	1.217	(d)	10/08/19	500	501,060
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2B	1.077	(d)	11/08/19	200	200,334
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-1A, Class A, 144A	2.500		07/20/21	800	807,979
Series 2015-2A, Class A, 144A	2.630		12/20/21	500	506,012
Chase Issuance Trust, Series 2007-C1, Class C1	0.984	(d)	04/15/19	1,100	1,099,697
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740		02/22/22	300	300,353
Ford Credit Auto Owner Trust,
Series 2014-1, Class A, 144A	2.260		11/15/25	300	305,832
Series 2014-2, Class A, 144A	2.310		04/15/26	500	511,190
Series 2016-1, Class A, 144A	2.310		08/15/27	600	613,854
Series 2016-2, Class A, 144A	2.030		12/15/27	400	403,440
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A2, 144A (original cost $200,000; purchased 05/13/15)(a)(e)	1.024	(d)	05/15/20	200	199,323
Series 2016-1, Class A2, 144A	1.374	(d)	05/17/21	300	300,517
Hertz Vehicle Financing II LP,
Series 2015-1A, Class A, 144A	2.730		03/25/21	700	709,373
Series 2015-3A, Class A, 144A	2.670		09/25/21	500	505,183

See Notes to Financial Statements.

Prudential Balanced Fund	69

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	400	$402,011
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.275	(d)	06/25/65	247	248,046
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040		01/15/21	173	173,564
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570		07/18/25	500	501,772
Santander Drive Auto Receivables Trust,
Series 2015-4, Class A2B	1.224	(d)	12/17/18	81	80,584
Series 2015-5, Class A2B	1.274	(d)	12/17/18	160	160,338
Series 2016-2, Class A2B	1.174	(d)	07/15/19	400	400,851
Sierra Timeshare Receivables Funding LLC,
Series 2013-3A, Class A, 144A	2.200		10/20/30	206	206,904
Series 2015-3A, Class A, 144A	2.580		09/20/32	287	288,957
Series 2016-1A, Class A, 144A	3.080		03/21/33	366	371,908
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160		11/15/24	800	809,994
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740		09/15/21	200	201,515
Verizon Owner Trust, Series 2016-1A, Class A, 144A	1.420		01/20/21	200	200,460
Wells Fargo Dealer Floorplan Master Note Trust, Series 2015-1, Class A	1.032	(d)	01/20/20	300	299,839

					11,641,742

Residential Mortgage-Backed Securities 0.2%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	2.175	(d)	03/25/33	34	32,947
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6, Class A3	3.799	(d)	07/25/35	58	55,264
CWABS, Inc., Asset-Backed Certificates, Series 2004-1, Class M1	1.275	(d)	03/25/34	279	269,579
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.819	(d)	07/25/34	56	52,783
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.575	(d)	12/27/33	239	234,182
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE1, Class M1	1.425	(d)	07/25/32	49	47,335
Series 2002-NC4, Class M1	1.800	(d)	09/25/32	71	68,417
RASC Trust, Series 2004-KS2, Class MI1	4.710	(d)	03/25/34	22	20,007

See Notes to Financial Statements.

70

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Securitized Asset Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.290	%(d)	02/25/34	127	$118,925

					899,439

TOTAL ASSET-BACKED SECURITIES (cost $26,215,777)					26,435,135

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.5%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.586	(d)	04/10/49	724	728,874
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4	5.711	(d)	12/10/49	100	101,814
Series 2013-GC11, Class A3	2.815		04/10/46	100	103,859
Series 2014-GC21, Class A4	3.575		05/10/47	420	453,589
Series 2015-GC29, Class A3	2.935		04/10/48	200	206,716
Series 2015-P1, Class A4	3.462		09/15/48	600	645,715
COMM Mortgage Trust,
Series 2013-CR7, Class A3	2.929		03/10/46	200	208,212
Series 2013-CR8, Class A4	3.334		06/10/46	600	640,993
Series 2014-CR15, Class A2	2.928		02/10/47	400	411,447
Series 2014-CR18, Class A4	3.550		07/15/47	400	430,065
Series 2014-UBS3, Class A2	2.844		06/10/47	300	308,501
Series 2014-UBS4, Class A4	3.420		08/10/47	700	743,901
Series 2015-LC21, Class A3	3.445		07/10/48	700	749,547
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3	3.231		06/15/57	800	842,785
Deutsche Bank JPMorgan Chase Mortgage Trust, Series 2016-C1, Class A3A	3.015		05/10/49	800	835,578
Fannie Mae-Aces,
Series 2014-M2, Class A2	3.513	(d)	12/25/23	375	411,984
Series 2015-M10, Class A2	3.092	(d)	04/25/27	800	864,160
Series 2015-M17, Class A2	2.940	(d)	11/25/25	500	534,419
FHLMC Multifamily Structured Pass-Through Certificates,
Series K017, Class A2	2.873		12/25/21	500	528,601
Series K020, Class A2	2.373		05/25/22	1,000	1,038,082
Series K020, Class X1, IO	1.580	(d)	05/25/22	2,841	190,175
Series K021, Class X1, IO	1.617	(d)	06/25/22	859	60,057
Series K025, Class X1, IO	1.010	(d)	10/25/22	1,455	63,888
Series K029, Class A2	3.320	(d)	02/25/23	800	873,235
Series K030, Class A2	3.250	(d)	04/25/23	300	326,407
Series K034, Class A2	3.531	(d)	07/25/23	400	442,797

See Notes to Financial Statements.

Prudential Balanced Fund	71

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K049, Class A2	3.010%		07/25/25	1,000	$1,074,170
Series K055, Class X1, IO	1.503	(d)	03/25/26	4,670	485,686
Series K710, Class X1, IO	1.892	(d)	05/25/19	2,337	87,661
Series K711, Class X1, IO	1.816	(d)	07/25/19	2,387	93,390
Series KS03, Class A4	3.161	(d)	05/25/25	300	322,537
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136		02/10/48	400	419,800
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A3	3.139		06/15/45	137	140,584
Series 2012-LC9, Class A4	2.611		12/15/47	200	205,972
Series 2013-C10, Class A4	2.875		12/15/47	500	522,744
Series 2013-C16, Class A2	3.070		12/15/46	512	526,518
Series 2013-LC11, Class A4	2.694		04/15/46	200	205,842
Merrill Lynch-Countrywide Commercial Mortgage Trust,
Series 2007-6, Class A2	5.331		03/12/51	25	24,877
Series 2015-4, Class AM	5.204		12/12/49	307	306,515
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class A3	2.863		12/15/48	200	209,640
Series 2015-C23, Class A3	3.451		07/15/50	600	647,141
Series 2015-C25, Class A4	3.372		10/15/48	700	749,800
Series 2016-C29, Class A3	3.058		05/15/49	800	834,960
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531		08/15/49	1,300	1,299,541
PNC Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X, IO	2.036	(d)	09/15/30	76	12
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A4	2.792		12/10/45	200	207,779
Series 2013-C5, Class A3	2.920		03/10/46	500	520,818
Series 2013-C6, Class A3	2.971		04/10/46	200	208,877
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608	(d)	05/15/46	905	926,653
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class A4	3.498		07/15/58	800	856,037
Series 2016-C33, Class A3	3.162		03/15/59	900	942,935
Series 2016-C34, Class A3	2.834		06/15/49	800	813,998
Series 2016-NXS6, Class A3	2.642		11/15/49	1,500	1,528,200

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $26,199,869)					26,908,088

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN AGENCIES 0.5%
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes, 144A	2.375%	03/16/26	320	$332,771
Sr. Unsec’d. Notes, 144A	2.625	04/28/21	230	241,628
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875	01/15/24	200	210,000
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125	06/29/20	100	112,167
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.500	01/21/21	120	126,900
Gtd. Notes	6.500	06/02/41	170	165,325
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299	05/15/17	200	204,223
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750	04/10/17	250	250,442
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	200	203,517
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750	05/07/19	200	205,675
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, GMTN	1.750	03/10/21	380	384,549

TOTAL FOREIGN AGENCIES (cost $2,394,785)				2,437,197

MUNICIPAL BONDS 0.4%

California 0.1%
Bay Area Toll Authority, Taxable, Revenue Bonds, BABs	6.263	04/01/49	220	334,891
State of California, GO, BABs	7.300	10/01/39	210	320,071
State of California, GO, Tax. Var. Purp., BABs	7.500	04/01/34	15	22,829

				677,791

Illinois 0.1%
City of Chicago IL, O’Hare Int’l. Arpt., BABs	6.395	01/01/40	160	231,667

New Jersey 0.1%
New Jersey State Turnpike Auth. Rev., Tax. Issuer Subs., Ser. F, BABs	7.414	01/01/40	165	258,931

New York 0.1%
New York City Trans. Fin. Auth., Tax. Future, Tax. Sec’d. Rev., Ser. C-2, BABs	5.767	08/01/36	190	250,405

See Notes to Financial Statements.

Prudential Balanced Fund	73

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Ohio
Ohio State University Gen., BABs	4.910%	06/01/40	65	$82,844
Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld. Fd. B-2 Wtr. Quality, BABs	4.879	12/01/34	45	53,827

				136,671

Oregon
Oregon State Department of Trans. Hwy. User Tax Rev., Taxable Sub. Lien, Ser. A, BABs	5.834	11/15/34	70	95,875

Pennsylvania
Pennsylvania Turnpike Commission Rev., Ser. B, BABs	5.511	12/01/45	80	105,628

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub. B, Direct Pay, BABs	6.731	07/01/43	160	222,566

TOTAL MUNICIPAL BONDS (cost $1,401,041)				1,979,534

SOVEREIGN BONDS 0.6%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS	1.125	08/03/19	200	199,779
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375	07/12/21	200	216,600
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	4.000	03/25/19	90	94,349
Sr. Unsec’d. Notes	6.375	03/29/21	280	324,450
Sr. Unsec’d. Notes	7.625	03/29/41	200	313,720
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, RegS	4.875	05/05/21	200	220,032
Sr. Unsec’d. Notes, 144A	5.875	03/13/20	200	223,784
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN	3.625	03/15/22	100	105,375
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	118	122,277
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	5.200	01/30/20	100	110,500
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23	160	166,389

See Notes to Financial Statements.

74

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
SOVEREIGN BONDS (Continued)
Province of Alberta (Canada), Sr. Unsec’d. Notes, 144A	2.050%		08/17/26	200	$196,907
Province of Quebec (Canada), Unsec’d. Notes, MTN	7.140		02/27/26	135	184,881
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	4.875		01/22/24	30	34,296
Sr. Unsec’d. Notes, RegS	6.125		01/22/44	50	67,500
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000		06/05/20	190	210,235

TOTAL SOVEREIGN BONDS (cost $2,675,290)					2,791,074

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.0%
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000		01/25/36	215	182,715
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1	2.965	(d)	02/25/35	39	38,140
Series 2005-B, Class 2A1	3.072	(d)	03/25/35	46	41,321
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	3.023	(d)	02/25/37	114	109,591
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250	(d)	09/25/19	29	28,723
Fannie Mae Connecticut Avenue Securities,
Series 2014-C014, Class 1M1(h)	2.475	(d)	11/25/24	223	223,785
Series 2015-C01, Class 1M1(h)	2.025	(d)	02/25/25	28	28,451
Series 2015-C02, Class 1M1(h)	1.675	(d)	05/25/25	250	250,053
Series 2016-C02, Class 1M1(h)	2.675	(d)	09/25/28	183	185,980
Series 2016-C03, Class 2M1(h)	2.725	(d)	10/25/28	194	196,622
Series 2016-C04, Class 1M1(h)	1.975	(d)	01/25/29	228	229,234
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M1(h)	1.425	(d)	10/25/27	766	766,687
Series 2015-DNA2, Class M1(h)	1.675	(d)	12/25/27	86	86,259
Series 2015-DNA3, Class M1(h)	1.875	(d)	04/25/28	139	138,824
Series 2016-DNA1, Class M1(h)	1.975	(d)	07/25/28	547	550,069
Series 2016-DNA3, Class M2(h)	2.525	(d)	12/25/28	375	381,282
Series 2016-HQA2, Class M2(h)	2.775	(d)	11/25/28	250	256,337
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.186	(d)	07/25/35	60	60,070
LSTAR Securities Investment Trust,
Series 2015-6, Class A, 144A(b)	2.523	(d)	05/01/20	477	468,280
Series 2015-8, Class A1, 144A	2.523	(d)	08/01/20	224	220,443
Series 2015-10, Class A1, 144A(b)	2.523	(d)	11/01/20	101	99,603
Series 2016-3, Class A, 144A(b)	2.540	(d)	09/01/21	400	394,125

See Notes to Financial Statements.

Prudential Balanced Fund	75

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
MASTR Alternative Loan Trust,
Series 2003-8, Class 4A1	7.000%		12/25/33	3	$2,683
Series 2004-4, Class 4A1	5.000		04/25/19	30	30,226
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.052	(d)	02/25/34	67	67,612
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000		03/25/20	15	15,302

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,075,110)					5,052,417

U.S. GOVERNMENT AGENCY OBLIGATIONS 13.2%
Federal Home Loan Bank	5.500		07/15/36	135	195,680
Federal Home Loan Mortgage Corp.	2.500		TBA	1,500	1,551,094
Federal Home Loan Mortgage Corp.	2.598	(d)	12/01/35	50	52,283
Federal Home Loan Mortgage Corp.(i)	3.000		TBA	500	519,570
Federal Home Loan Mortgage Corp.	3.000		TBA	1,000	1,036,816
Federal Home Loan Mortgage Corp.	3.000		06/01/29- 07/01/43	848	887,554
Federal Home Loan Mortgage Corp.(i)	3.500		TBA	2,500	2,637,451
Federal Home Loan Mortgage Corp.	3.500		TBA	2,000	2,107,422
Federal Home Loan Mortgage Corp.	3.500		08/01/26	335	356,734
Federal Home Loan Mortgage Corp.(i)	4.000		TBA	500	535,723
Federal Home Loan Mortgage Corp.	4.000		TBA	500	536,318
Federal Home Loan Mortgage Corp.	4.000		06/01/26- 10/01/45	1,561	1,675,373
Federal Home Loan Mortgage Corp.	4.500		TBA	500	547,451
Federal Home Loan Mortgage Corp.	4.500		10/01/39	329	361,281
Federal Home Loan Mortgage Corp.	5.000		07/01/18- 10/01/35	254	276,042
Federal Home Loan Mortgage Corp.	5.500		12/01/33- 10/01/37	262	298,148
Federal Home Loan Mortgage Corp.	6.000		01/01/34	81	92,909
Federal Home Loan Mortgage Corp.	7.000		10/01/31- 05/01/32	46	52,986
Federal National Mortgage Assoc.	2.000		08/01/31	401	407,086
Federal National Mortgage Assoc.	2.500		TBA	4,250	4,371,300
Federal National Mortgage Assoc.	2.651	(d)	07/01/37	183	190,671
Federal National Mortgage Assoc.	3.000		TBA	3,500	3,637,676
Federal National Mortgage Assoc.	3.000		08/01/30- 07/01/43	5,099	5,327,996
Federal National Mortgage Assoc.	3.500		TBA	2,500	2,637,421
Federal National Mortgage Assoc.	3.500		06/01/39- 04/01/43	2,581	2,734,854
Federal National Mortgage Assoc.(j)	3.500		05/01/42	2,107	2,231,318

See Notes to Financial Statements.

76

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.(i)	4.000%		TBA	1,000	$1,073,984
Federal National Mortgage Assoc.	4.000		TBA	2,500	2,681,836
Federal National Mortgage Assoc.	4.000		09/01/40- 04/01/42	2,274	2,449,273
Federal National Mortgage Assoc.	4.500		TBA	2,250	2,464,048
Federal National Mortgage Assoc.	4.500		07/01/19- 08/01/40	666	728,412
Federal National Mortgage Assoc.	5.000		TBA	2,000	2,221,445
Federal National Mortgage Assoc.	5.000		10/01/18- 02/01/36	179	197,978
Federal National Mortgage Assoc.	5.500		12/01/16- 07/01/34	412	467,793
Federal National Mortgage Assoc.	6.000		09/01/17- 08/01/38	780	898,050
Federal National Mortgage Assoc.	6.250		05/15/29	70	101,067
Federal National Mortgage Assoc.	6.500		07/01/17- 10/01/37	520	603,992
Federal National Mortgage Assoc.(k)	6.625		11/15/30	85	129,253
Federal National Mortgage Assoc.	7.000		06/01/32	23	27,511
Federal National Mortgage Assoc.(k)	7.125		01/15/30	380	594,005
Federal National Mortgage Assoc.	7.500		09/01/30	2	2,015
Federal National Mortgage Assoc.	8.000		12/01/23	3	2,909
Federal National Mortgage Assoc.	8.500		02/01/28	4	4,948
Financing Corp., FICO Strips Principal,
Series A-P, PO	1.282	(l)	10/06/17	53	52,548
Series B-P, PO	1.282	(l)	10/06/17	330	327,324
Government National Mortgage Assoc.	3.000		TBA	2,500	2,613,818
Government National Mortgage Assoc.	3.000		09/20/43- 03/15/45	950	998,190
Government National Mortgage Assoc.	3.500		TBA	3,500	3,717,383
Government National Mortgage Assoc.	3.500		03/20/45- 04/20/45	938	996,620
Government National Mortgage Assoc.	4.000		TBA	1,000	1,071,523
Government National Mortgage Assoc.	4.500		06/20/41	526	576,078
Government National Mortgage Assoc.	5.000		10/20/37- 04/20/45	282	307,692
Government National Mortgage Assoc.	5.500		07/15/33- 02/15/36	572	650,187
Government National Mortgage Assoc.	6.500		09/15/23- 08/15/32	167	193,257
Government National Mortgage Assoc.	7.000		06/15/24- 05/15/31	32	37,208
Government National Mortgage Assoc.	7.500		04/15/29- 05/15/31	5	5,473

See Notes to Financial Statements.

Prudential Balanced Fund	77

Portfolio of Investments (continued)

as of September 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	8.000%		08/15/22- 06/15/25	44	$49,635
Hashemite Kingdom of Jordan Government USAID Bond, U.S. Gov’t.
Gtd. Notes	2.578		06/30/22	575	610,690
Gtd. Notes	3.000		06/30/25	515	557,074
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500		12/04/23	30	37,606
Residual Funding Corp. Strips Principal,
Sr. Unsec’d. Notes, PO	2.066	(l)	07/15/20	629	600,467
Unsec’d. Notes, PO	2.804	(l)	01/15/30	170	122,740
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125		05/01/30	305	469,370
Tunisia Government USAID Bond, U.S. Gov’t. Gtd. Notes	1.416		08/05/21	200	200,931

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $62,892,423)					64,103,490

U.S. TREASURY OBLIGATIONS 2.9%
U.S. Treasury Bonds	2.250		08/15/46	455	446,753
U.S. Treasury Bonds	2.500		02/15/46- 05/15/46	785	812,032
U.S. Treasury Bonds	3.000		11/15/45	320	365,125
U.S. Treasury Bonds	4.250		11/15/40	475	654,053
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125		04/15/21	975	995,146
U.S. Treasury Notes	0.875		09/15/19	400	399,984
U.S. Treasury Notes	1.000		08/15/18	100	100,422
U.S. Treasury Notes	1.125		08/31/21- 09/30/21	1,260	1,258,566
U.S. Treasury Notes	1.375		04/30/21	1,945	1,965,362
U.S. Treasury Notes	2.000		11/30/22	350	363,672
U.S. Treasury Notes	2.125		12/31/22	3,625	3,793,222
U.S. Treasury Strips Coupon	2.972	(l)	02/15/37	725	455,757
U.S. Treasury Strips Coupon	2.404	(l)	08/15/21	735	692,303
U.S. Treasury Strips Coupon	2.502	(l)	11/15/30	640	482,068
U.S. Treasury Strips Coupon	2.752	(l)	08/15/30	605	458,143
U.S. Treasury Strips Principal, PO	2.526	(l)	05/15/43	270	142,516
U.S. Treasury Strips Principal, PO	2.543	(l)	02/15/45	230	115,143
U.S. Treasury Strips Principal, PO	2.874	(l)	05/15/45	385	191,941
U.S. Treasury Strips Principal, PO	3.597	(l)	05/15/44	450	232,013

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,658,431)					13,924,221

TOTAL LONG-TERM INVESTMENTS (cost $426,641,095)					481,985,907

See Notes to Financial Statements.

78

Description	Interest Rate		Maturity Date	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 8.8%

AFFILIATED MUTUAL FUNDS 8.7%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $21,934,403)(Note 3)(m)				2,265,204	$21,066,399
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $20,549,841)(Note 3)(m)				20,549,841	20,549,841
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $1,036,817)(Note 3)(m)(n)				1,036,817	1,036,817

TOTAL AFFILIATED MUTUAL FUNDS (cost $43,521,061)					42,653,057

				Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bill (cost $289,801)(j)	0.336	%(o)	12/15/16	290	289,891

TOTAL SHORT-TERM INVESTMENTS (cost $43,810,862)					42,942,948

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT 107.7% (cost $470,451,957) (Note 5)					524,928,855

U.S. GOVERNMENT AGENCY OBLIGATION - SHORT (0.3)%
Federal National Mortgage Assoc. (proceeds received $1,556,660)	3.000		TBA	1,500	(1,555,448)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT 107.4% (cost $468,895,297) (Note 5)					523,373,407
Liabilities in excess of other assets(p) (7.4)%					(36,117,506)

NET ASSETS 100.0%					$487,255,901

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

See Notes to Financial Statements.

Prudential Balanced Fund	79

Portfolio of Investments (continued)

as of September 30, 2016

Aces—Alternative Credit Enhancements Securities

ADR—American Depositary Receipt

ASX—Australian Securities Exchange

BABs—Build America Bonds

bps—Basis Points

CLO—Collateralized Loan Obligation

CVA—Certificate Van Aandelen (Bearer)

CVR—Contingent Value Rights

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corp.

FICO—Financing Corp.

FTSE—Financial Times Stock Exchange

GMTN—Global Medium Term Note

GO—General Obligation

IO—Interest Only

LIBOR—London Interbank Offered Rate

MSCI EAFE—Morgan Stanley Capital International Europe, Australasia and Far East

MTN—Medium Term Note

MXN —Mexican Peso

OTC —Over-the-counter

PO —Principal Only

PRFC —Preference Shares

RSP —Non-Voting Shares

SDR —Swedish Depositary Receipt

STOXX —Stock Index of the Eurozone

STRIPS —Separate Trading of Registered Interest and Principal of Securities

TBA —To Be Announced

TIPS —Treasury Inflation-Protected Securities

TOPIX —Tokyo Stock Price Index

USAID —United States Agency for International Development

USOIS —United States Overnight Index Swap

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,115,896 and 0.4% of net assets.
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,011,471; cash collateral of $1,036,451 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(d)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2016.
(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $2,780,476. The aggregate value of $2,693,026 is approximately 0.6% of net assets.
(f)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such security may be post maturity.

See Notes to Financial Statements.

80

(g)	Interest rate not available as of September 30, 2016.
(h)	Represents Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.
(i)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $4,500,000 is approximately 0.9% of net assets.
(j)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.
(l)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(m)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund, the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(n)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(o)	Rate reflects yield to maturity at purchase date.
(p)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at September 30, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
60	2 Year U.S. Treasury Notes	Dec. 2016	$13,097,998	$13,108,125	$10,127
100	5 Year U.S. Treasury Notes	Dec. 2016	12,132,241	12,151,562	19,321
76	10 Year U.S. Treasury Notes	Dec. 2016	9,936,342	9,965,500	29,158
42	30 Year U.S. Ultra Treasury Bonds	Dec. 2016	7,820,803	7,722,750	(98,053)
7	Euro STOXX 50 Index	Dec. 2016	234,600	235,433	833
2	FTSE 100 Index	Dec. 2016	172,691	177,766	5,075
2	Mini MSCI EAFE Index	Dec. 2016	166,805	170,670	3,865
22	S&P 500 E-Mini Index	Dec. 2016	2,367,185	2,376,440	9,255
1	TOPIX Index	Dec. 2016	130,665	130,467	(198)

					(20,617)

	Short Position:
22	20 Year U.S. Treasury Bonds	Dec. 2016	3,743,632	3,699,438	44,194

					$23,577

A U.S. Treasury Obligation with a market value of $289,891 has been segregated with Goldman Sachs & Co. and a U.S. Government Agency Obligation with a market value of $604,775 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at September 30, 2016.

See Notes to Financial Statements.

Prudential Balanced Fund	81

Portfolio of Investments (continued)

as of September 30, 2016

Interest rate swap agreements outstanding at September 30, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
21,085	09/09/17	0.539%	1 Day USOIS(1)	$318	$1,383	$1,065
1,885	12/24/17	1.384%	3 Month LIBOR(1)	493	(9,860)	(10,353)
330	07/11/18	0.947%	3 Month LIBOR(1)	151	279	128
3,885	01/06/21	1.750%	3 Month LIBOR(2)	123	99,036	98,913
2,750	05/31/22	2.200%	3 Month LIBOR(1)	(5,485)	(148,645)	(143,160)
1,250	05/31/22	2.217%	3 Month LIBOR(1)	157	(68,748)	(68,905)
2,730	11/30/22	1.850%	3 Month LIBOR(1)	165	(97,326)	(97,491)
960	11/30/22	1.982%	3 Month LIBOR(1)	155	(41,859)	(42,014)
400	12/31/22	1.405%	3 Month LIBOR(1)	152	(3,528)	(3,680)
300	12/31/22	1.406%	3 Month LIBOR(1)	152	(2,673)	(2,825)
400	12/31/22	1.409%	3 Month LIBOR(1)	152	(3,624)	(3,776)
100	12/31/22	1.412%	3 Month LIBOR(1)	150	(923)	(1,073)
100	12/31/22	1.495%	3 Month LIBOR(1)	150	(1,432)	(1,582)
790	05/31/23	1.399%	3 Month LIBOR(1)	(14,222)	(6,051)	8,171
1,455	08/02/23	— (3)	— (3)	(104)	1,621	1,725
2,130	08/02/23	— (5)	— (5)	682	2,741	2,059
570	08/03/23	— (4)	— (4)	35	687	652
1,115	08/19/23	0.898%	1 Day USOIS(1)	156	512	356
MXN 11,100	08/19/24	6.010%	28 Day Mexican Interbank Rate(2)	(2,466)	(10,503)	(8,037)
700	09/08/24	2.569%	3 Month LIBOR(1)	155	(63,638)	(63,793)
930	09/04/25	2.214%	3 Month LIBOR(1)	157	(63,714)	(63,871)
4,180	01/08/26	2.210%	3 Month LIBOR(1)	104	(288,793)	(288,897)
470	11/15/41	1.869%	3 Month LIBOR(1)	1,950	(9,524)	(11,474)

				$(16,720)	$(714,582)	$(697,862)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.
(3)	The Series pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.
(4)	The Series pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.
(5)	The Series pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.5 bps.

U.S. Government Agency Obligations with a combined market value of $723,258 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at September 30, 2016.

See Notes to Financial Statements.

82

Total return swap agreements outstanding at September 30, 2016:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Deutsche Bank AG	12/08/16	200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	$(4,837)	$—	$(4,837)
Deutsche Bank AG	12/08/16	200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(2,466)	—	(2,466)
Deutsche Bank AG	12/08/16	400	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(14,063)	—	(14,063)
Deutsche Bank AG	12/08/16	400	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(11,780)	—	(11,780)

				$(33,146)	$—	$(33,146)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$265,382,651	$22,369,778	$—
Exchange Traded Fund	638,604	—	—
Preferred Stocks	213,070	138,000	—

See Notes to Financial Statements.

Prudential Balanced Fund	83

Portfolio of Investments (continued)

as of September 30, 2016

	Level 1	Level 2	Level 3
Rights	$—	$—	$999
Corporate Bonds	—	49,611,649	—
Asset-Backed Securities
Collateralized Loan Obligations	—	12,741,065	1,152,889
Non-Residential Mortgage-Backed Securities	—	11,641,742	—
Residential Mortgage-Backed Securities	—	899,439	—
Commercial Mortgage-Backed Securities	—	26,908,088	—
Foreign Agencies	—	2,437,197	—
Municipal Bonds	—	1,979,534	—
Sovereign Bonds	—	2,791,074	—
Residential Mortgage-Backed Securities	—	4,090,409	962,008
U.S. Government Agency Obligations	—	64,103,490	—
U.S. Treasury Obligations	—	14,214,112	—
Affiliated Mutual Funds	42,653,057	—	—
U.S. Government Agency Obligation—Short	—	(1,555,448)	—
Other Financial Instruments*
Futures Contracts	23,577	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(697,862)	—
OTC Total Return Swap Agreements	—	(33,146)	—

Total	$308,910,959	$211,639,121	$2,115,896

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2016 were as follows (unaudited):

U.S. Government Agency Obligations	13.2%
Affiliated Mutual Funds (including 0.2% of collateral for securities on loan)	8.7
Banks	6.7
Commercial Mortgage-Backed Securities	5.5
Pharmaceuticals	3.7
Oil, Gas & Consumable Fuels	3.3
U.S. Treasury Obligations	3.0
Collateralized Loan Obligations	2.8
Internet Software & Services	2.8
Software	2.6
Non-Residential Mortgage-Backed Securities	2.4
Semiconductors & Semiconductor Equipment	2.3
Biotechnology	2.2
Technology Hardware, Storage & Peripherals	2.1
Insurance	1.9
Diversified Telecommunication Services	1.8
Media	1.6
IT Services	1.6%
Health Care Providers & Services	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Health Care Equipment & Supplies	1.5
Aerospace & Defense	1.5
Food Products	1.4
Specialty Retail	1.3
Beverages	1.3
Chemicals	1.3
Industrial Conglomerates	1.3
Residential Mortgage-Backed Securities	1.2
Household Products	1.2
Capital Markets	1.1
Internet & Direct Marketing Retail	1.0
Tobacco	1.0
Machinery	1.0
Food & Staples Retailing	1.0
Diversified Financial Services	1.0

See Notes to Financial Statements.

84

Electric Utilities	0.9%
Automobiles	0.8
Hotels, Restaurants & Leisure	0.8
Metals & Mining	0.7
Airlines	0.7
Electric	0.6
Communications Equipment	0.6
Multiline Retail	0.6
Sovereign Bonds	0.6
Electrical Equipment	0.5
Telecommunications	0.5
Oil & Gas	0.5
Foreign Agencies	0.5
Healthcare Services	0.5
Household Durables	0.4
Consumer Finance	0.4
Municipal Bonds	0.4
Auto Components	0.4
Real Estate Management & Development	0.3
Multi-Utilities	0.3
Healthcare Products	0.3
Containers & Packaging	0.3
Textiles, Apparel & Luxury Goods	0.3
Lodging	0.3
Auto Manufacturers	0.3
Computers	0.3
Professional Services	0.3
Retail	0.3
Electronic Equipment, Instruments & Components	0.3
Food	0.3
Energy Equipment & Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Gas Utilities	0.2
Miscellaneous Manufacturing	0.2%
Life Sciences Tools & Services	0.2
Air Freight & Logistics	0.2
Commercial Services & Supplies	0.2
Construction & Engineering	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Trading Companies & Distributors	0.2
Personal Products	0.1
Building Products	0.1
Transportation	0.1
Exchange Traded Fund	0.1
Pipelines	0.1
Multi-National	0.1
Mining	0.1
Agriculture	0.1
Packaging & Containers	0.1
Diversified Consumer Services	0.1
Road & Rail	0.1
Wireless Telecommunication Services	0.1
Thrifts & Mortgage Finance	0.1
Housewares	0.1
Commercial Services	0.1
Oil & Gas Services	0.1
Real Estate Investment Trusts (REITs)	0.1
Leisure Products	0.1
Forest Products & Paper	0.1
Machinery-Diversified	0.1
Paper & Forest Products	0.1
Building Materials	0.1
U.S. Government Agency Obligations - Short	(0.3)

107.4
Liabilities in excess of other assets	(7.4)

100.0%

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Balanced Fund	85

Portfolio of Investments (continued)

as of September 30, 2016

Fair values of derivative instruments as of September 30, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$19,028	*	Due from/to broker—variation margin futures	$198	*
Equity contracts	Unaffiliated Investments	999		—	—
Interest rate contracts	Due from/to broker—variation margin futures	102,800	*	Due from/to broker— variation margin futures	98,053	*
Interest rate contracts	Due from/to broker—variation margin swaps	113,069	*	Due from/to broker—variation margin swaps	810,931	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	—		Unrealized depreciation on OTC swap agreements	33,146

Total		$235,896			$942,328

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$40,453	$40,453
Equity contracts	8,906	—	—	272,017	—	—	280,923
Interest rate contracts	—	(205,230)	13,750	714,242	(8,115)	(249,168)	265,479

Total	$8,906	$(205,230)	$13,750	$986,259	$(8,115)	$(208,715)	$586,855

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

86

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for hedging instruments, carried at fair value	Rights**	Options Purchased**	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(79,422)	$(79,422)
Equity contracts	762	—	—	78,203	—	78,965
Interest rate contracts	—	(36,278)	10,827	(202,492)	(199,752)	(427,695)

Total	$762	$(36,278)	$10,827	$(124,289)	$(279,174)	$(428,152)

**	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended September 30, 2016, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Interest Rate Swap Agreements(3)	Credit Default Swap Agreements— Buy Protection(3)	Total Return Swap Agreements(3)
$38,076	$59,136	$49,132,090	$8,858,497	$30,836	$3,600	$720

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Deutsche Bank AG	$ —	$—	$—	$ —

See Notes to Financial Statements.

Prudential Balanced Fund	87

Portfolio of Investments (continued)

as of September 30, 2016

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Deutsche Bank AG	$(33,146)	$—	$—	$(33,146)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

88

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets

ANNUAL REPORT	September 30, 2016

Prudential Balanced Fund

Statement of Assets & Liabilities

as of September 30, 2016

Assets
Investments at value, including securities on loan of $1,011,471:
Unaffiliated investments (cost $426,930,896)	$482,275,798
Affiliated investments (cost $43,521,061)	42,653,057
Foreign currency, at value (cost $515,374)	537,091
Receivable for investments sold	19,418,848
Dividends and interest receivable	1,337,085
Receivable for Series shares sold	483,691
Due from broker—variation margin swaps	65,938
Tax reclaim receivable	43,932
Due from broker—variation margin futures	15,619
Prepaid expenses	5,232

Total assets	546,836,291

Liabilities
Payable for investments purchased	55,657,801
Security sold short, at value (proceeds received $1,556,660)	1,555,448
Payable to broker for collateral for securities on loan	1,036,451
Payable for Series shares reacquired	467,530
Management fee payable	249,939
Accrued expenses and other liabilities	248,829
Distribution fee payable	135,670
Due to broker—variation margin futures	118,409
Affiliated transfer agent fee payable	58,757
Unrealized depreciation on OTC swap agreements	33,146
Payable to custodian	18,410

Total liabilities	59,580,390

Net Assets	$487,255,901

Net assets were comprised of:
Common stock, at par	$32,436
Paid-in capital in excess of par	420,249,063

420,281,499
Undistributed net investment income	317,077
Accumulated net realized gain on investment and foreign currency transactions	12,866,987
Net unrealized appreciation on investments and foreign currencies	53,790,338

Net assets, September 30, 2016	$487,255,901

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($324,422,426 ÷ 21,639,537 shares of common stock issued and outstanding)	$14.99
Maximum sales charge (5.50% of offering price)	0.87

Maximum offering price to public	$15.86

Class B
Net asset value, offering price and redemption price per share ($12,100,642 ÷ 802,539 shares of common stock issued and outstanding)	$15.08

Class C
Net asset value, offering price and redemption price per share ($57,448,241 ÷ 3,810,708 shares of common stock issued and outstanding)	$15.08

Class R
Net asset value, offering price and redemption price per share ($722,906 ÷ 48,187 shares of common stock issued and outstanding)	$15.00

Class Z
Net asset value, offering price and redemption price per share ($92,561,686 ÷ 6,134,820 shares of common stock issued and outstanding)	$15.09

See Notes to Financial Statements.

Prudential Balanced Fund	91

Statement of Operations

Year Ended September 30, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $71,852)	$6,102,624
Interest income (net of foreign withholding taxes of $1,642)	4,320,673
Affiliated dividend income	472,725
Income from securities lending, net (including affiliated: $34,696)	38,009

Total income	10,934,031

Expenses
Management fee	2,890,267
Distribution fee—Class A	925,402
Distribution fee—Class B	124,052
Distribution fee—Class C	435,254
Distribution fee—Class R	5,540
Transfer agent’s fees and expenses (including affiliated expense of $284,800)	685,000
Custodian and accounting fees (net of $12,100 fee credit)	238,000
Registration fees	97,000
Shareholders’ reports	67,000
Audit fee	49,000
Legal fees and expenses	29,000
Directors’ fees	16,000
Insurance expenses	5,000
Loan interest expense	8
Miscellaneous	132,853

Total expenses	5,699,376
Less: Management fee waiver and/or expense reimbursement	(88,931)
Distribution fee waiver—Class R	(1,847)

Net expenses	5,608,598

Net investment income (loss)	5,325,433

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	16,319,206
Futures transactions	986,259
Forward rate agreement transactions	(8,115)
Options written transactions	13,750
Swap agreement transactions	(208,715)
Foreign currency transactions	(20,577)

17,081,808

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(44,069))	20,811,254
Futures	(124,289)
Options written	10,827
Swap agreements	(279,174)
Foreign currencies	32,436

20,451,054

Net gain (loss) on investment and foreign currency transactions	37,532,862

Net Increase (Decrease) In Net Assets Resulting From Operations	$42,858,295

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,325,433	$4,650,261
Net realized gain (loss) on investment and foreign currency transactions	17,081,808	30,179,978
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,451,054	(35,064,533)

Net increase (decrease) in net assets resulting from operations	42,858,295	(234,294)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(3,794,687)	(6,206,752)
Class B	(66,546)	(122,048)
Class C	(236,538)	(219,351)
Class R	(7,469)	(8,781)
Class Z	(1,225,508)	(1,409,079)

	(5,330,748)	(7,966,011)

Distributions from net realized gains
Class A	(18,480,268)	(28,365,237)
Class B	(767,266)	(1,340,974)
Class C	(2,084,563)	(2,105,339)
Class R	(37,139)	(46,178)
Class Z	(4,391,118)	(4,929,070)

	(25,760,354)	(36,786,798)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	125,046,377	66,798,581
Net asset value of shares issued in reinvestment of dividends and distributions	29,964,594	43,695,416
Cost of shares reacquired	(81,515,423)	(101,207,873)

Net increase (decrease) in net assets from Series share transactions	73,495,548	9,286,124

Total increase (decrease)	85,262,741	(35,700,979)

Net Assets:
Beginning of year	401,993,160	437,694,139

End of year (a)	$487,255,901	$401,993,160

(a) Includes undistributed net investment income of:	$317,077	$348,138

See Notes to Financial Statements.

Prudential Balanced Fund	93

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Balanced Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund which are diversified funds and Prudential Conservative Allocation Fund, Prudential Growth Allocation Fund and Prudential Moderate Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Balanced Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to seek income and long-term growth of capital.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last

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sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the

Prudential Balanced Fund	95

Notes to Financial Statements (continued)

respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

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The Series purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Series could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations, such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Series to meet its obligations may be affected by the economic or political developments in a specific industry, region or country.

Prudential Balanced Fund	97

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Series invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Options: The Series purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equity or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap contract, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current

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market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Series entered into credit default, interest rate and total return swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Series are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Prudential Balanced Fund	99

Notes to Financial Statements (continued)

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event.

As a seller of protection on credit default swap agreements, the Series generally receives from the buyer of protection an agreed upon payment throughout the term of the swap provided no credit event occurs. As the seller, the Series effectively increases investment risk because, in addition to its total assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Series entered into for the same referenced entity or index. As

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a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Series is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Series entered into total return swaps to manage its exposure to a security or an index. The Series’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Series’ favor, from the point of entering into the contract.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Series entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. For multi-sleeve Series, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts,

Prudential Balanced Fund	101

Notes to Financial Statements (continued)

the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Series is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which when materialized; give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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As of September 30, 2016, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Series held rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Dollar Rolls: The Series enters into mortgage dollar rolls in which the Series sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Series maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest

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Notes to Financial Statements (continued)

income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, which may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income quarterly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its Prudential Fixed Income (“PFI”) unit, and Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that PFI and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PFI and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PFI and QMA, cost of compensation of officers of the Series, occupancy and certain clerical

104

and bookkeeping costs of the Series. The Series bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .65% of the Series’ average daily net assets up to $1 billion and .60% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .65% for the year ended September 30, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .63%.

PI has contractually agreed through January 31, 2018 to waive up to .02% of its management fee to the extent that the Series’ annual operating expenses exceed .86% (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage commissions and non-routine expenses) of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2018 to limit such expenses to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it has received $814,394 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2016 it received $612, $19,930 and $5,414 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PGIM, Inc., PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees

Prudential Balanced Fund	105

Notes to Financial Statements (continued)

and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Series’ securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period October 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $3,179 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $2,530. Additionally, PGIM, Inc., reimbursed the Series $400 related to securities lending income adjustments.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund) and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. The Series also invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from Securities and Exchange Commission, a portfolio of the Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended September 30, 2016 were $970,194,202 and $916,045,713, respectively.

106

Written options transactions, during the year ended September 30, 2016, were as follows:

	Notional Amount (000)	Premium
Balance at beginning of year	138,390	$68,760
Options written	198,360	141,386
Options closed	(57,200)	(84,819)
Options expired	(279,550)	(125,327)

Balance at end of year	—	$—

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2016, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $25,746 primarily due to reclassification of net foreign currency losses, paydown gain (loss), swap income, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2016, the tax character of dividends paid by the Series were $9,441,360 of ordinary income and $21,649,742 of long-term capital gains. For the year ended September 30, 2015, the tax character of dividends paid by the Series were $16,516,017 of ordinary income and $28,236,792 of long-term capital gains.

As of September 30, 2016, the accumulated undistributed earnings on a tax basis were $4,253,067 of ordinary income and $11,225,642 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$472,702,153	$63,072,115	$(10,845,413)	$52,226,702	$(731,009)	$51,495,693

Prudential Balanced Fund	107

Notes to Financial Statements (continued)

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, trust preferred securities and other cost basis differences between financial reporting and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per share. There are 1 billion shares authorized for the Series, designated Class A, Class B, Class C, Class M, Class R, Class X and Class Z, each of which consists of 325 million, 125 million, 125 million, 125 million, 75 million, 150 million and 75 million authorized shares, respectively.

As of September 30, 2016, PI owned 312 Class R shares of the Series. In addition, 2 shareholders of record held 25% of the Series’ outstanding shares on behalf of multiple beneficial owners.

108

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2016:
Shares sold	3,468,301	$50,310,122
Shares issued in reinvestment of dividends and distributions	1,523,532	21,756,168
Shares reacquired	(3,482,634)	(50,579,177)

Net increase (decrease) in shares outstanding before conversion	1,509,199	21,487,113
Shares issued upon conversion from other share class(es)	114,913	1,654,398
Shares reacquired upon conversion into other share class(es)	(126,929)	(1,877,127)

Net increase (decrease) in shares outstanding	1,497,183	$21,264,384

Year ended September 30, 2015:
Shares sold	1,836,755	$28,605,484
Shares issued in reinvestment of dividends and distributions	2,212,370	33,777,010
Shares reacquired	(2,317,573)	(36,174,248)

Net increase (decrease) in shares outstanding before conversion	1,731,552	26,208,246
Shares issued upon conversion from other share class(es)	136,284	2,109,257
Shares reacquired upon conversion into other share class(es)	(154,953)	(2,393,922)

Net increase (decrease) in shares outstanding	1,712,883	$25,923,581

Class B
Year ended September 30, 2016:
Shares sold	143,902	$2,079,658
Shares issued in reinvestment of dividends and distributions	56,628	812,446
Shares reacquired	(122,956)	(1,790,378)

Net increase (decrease) in shares outstanding before conversion	77,574	1,101,726
Shares reacquired upon conversion into other share class(es)	(114,219)	(1,654,398)

Net increase (decrease) in shares outstanding	(36,645)	$(552,672)

Year ended September 30, 2015:
Shares sold	77,700	$1,215,314
Shares issued in reinvestment of dividends and distributions	92,420	1,420,090
Shares reacquired	(120,157)	(1,889,224)

Net increase (decrease) in shares outstanding before conversion	49,963	746,180
Shares reacquired upon conversion into other share class(es)	(116,228)	(1,805,883)

Net increase (decrease) in shares outstanding	(66,265)	$(1,059,703)

Prudential Balanced Fund	109

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended September 30, 2016:
Shares sold	2,204,602	$32,132,718
Shares issued in reinvestment of dividends and distributions	149,909	2,152,256
Shares reacquired	(558,325)	(8,123,556)

Net increase (decrease) in shares outstanding before conversion	1,796,186	26,161,418
Shares reacquired upon conversion into other share class(es)	(26,443)	(391,863)

Net increase (decrease) in shares outstanding	1,769,743	$25,769,555

Year ended September 30, 2015:
Shares sold	1,038,756	$16,183,020
Shares issued in reinvestment of dividends and distributions	143,446	2,203,792
Shares reacquired	(385,339)	(5,992,053)

Net increase (decrease) in shares outstanding before conversion	796,863	12,394,759
Shares reacquired upon conversion into other share class(es)	(22,554)	(351,648)

Net increase (decrease) in shares outstanding	774,309	$12,043,111

Class R
Year ended September 30, 2016:
Shares sold	38,700	$541,659
Shares issued in reinvestment of dividends and distributions	1,780	25,439
Shares reacquired	(29,969)	(432,733)

Net increase (decrease) in shares outstanding	10,511	$134,365

Year ended September 30, 2015:
Shares sold	6,658	$102,605
Shares issued in reinvestment of dividends and distributions	1,945	29,715
Shares reacquired	(278)	(4,254)

Net increase (decrease) in shares outstanding	8,325	$128,066

Class Z
Year ended September 30, 2016:
Shares sold	2,732,743	$39,982,220
Shares issued in reinvestment of dividends and distributions	362,959	5,218,285
Shares reacquired	(1,418,253)	(20,589,579)

Net increase (decrease) in shares outstanding before conversion	1,677,449	24,610,926
Shares issued upon conversion from other share class(es)	152,526	2,268,990

Net increase (decrease) in shares outstanding	1,829,975	$26,879,916

Year ended September 30, 2015:
Shares sold	1,323,845	$20,692,158
Shares issued in reinvestment of dividends and distributions	408,320	6,264,809
Shares reacquired	(3,519,436)	(57,148,094)

Net increase (decrease) in shares outstanding before conversion	(1,787,271)	(30,191,127)
Shares issued upon conversion from other shares class(es)	157,070	2,442,196

Net increase (decrease) in shares outstanding	(1,630,201)	$(27,748,931)

110

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Series utilized the SCA during the year ended September 30, 2016. The balance for the 1 day that the Series had loan outstanding during the period was $162,000, borrowed at an interest rate of 1.69%. At September 30, 2016, the Series did not have an outstanding loan balance.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Balanced Fund	111

Financial Highlights

Class A Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.67	$16.45	$14.70	$13.37	$11.32
Income (loss) from investment operations:
Net investment income (loss)	.18	.18	.20	.21	.19
Net realized and unrealized gain (loss) on investment transactions	1.25	(.09)	1.76	1.34	2.06
Total from investment operations	1.43	.09	1.96	1.55	2.25
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.33)	(.21)	(.22)	(.20)
Distributions from net realized gains	(.92)	(1.54)	-	-	-
Total dividends and distributions	(1.11)	(1.87)	(.21)	(.22)	(.20)
Net asset value, end of year	$14.99	$14.67	$16.45	$14.70	$13.37
Total Return(b):	10.15%	.17%	13.43%	11.78%	20.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$324,422	$295,456	$303,153	$281,499	$269,131
Average net assets (000)	$308,458	$309,664	$295,552	$273,250	$257,847
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.23%	1.23%	1.22%	1.22%	1.29%
Expenses before waivers and/or expense reimbursement	1.25%	1.25%	1.24%	1.24%	1.31%
Net investment income (loss)	1.23%	1.16%	1.27%	1.50%	1.55%
Portfolio turnover rate(d)	230%	216%	215%	234%	204%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

112

Class B Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.75	$16.45	$14.71	$13.38	$11.33
Income (loss) from investment operations:
Net investment income (loss)	.08	.07	.09	.11	.11
Net realized and unrealized gain (loss) on investment transactions	1.25	(.09)	1.75	1.35	2.05
Total from investment operations	1.33	(.02)	1.84	1.46	2.16
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.14)	(.10)	(.13)	(.11)
Distributions from net realized gains	(.92)	(1.54)	-	-	-
Total dividends and distributions	(1.00)	(1.68)	(.10)	(.13)	(.11)
Net asset value, end of year	$15.08	$14.75	$16.45	$14.71	$13.38
Total Return(b):	9.41%	(.49)%	12.60%	11.01%	19.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,101	$12,376	$14,899	$13,222	$10,142
Average net assets (000)	$12,405	$14,068	$14,806	$11,466	$10,739
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.93%	1.93%	1.92%	1.92%	2.00%
Expenses before waivers and/or expense reimbursement	1.95%	1.95%	1.94%	1.94%	2.02%
Net investment income (loss)	.54%	.46%	.57%	.80%	.85%
Portfolio turnover rate(d)	230%	216%	215%	234%	204%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Balanced Fund	113

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.74	$16.45	$14.71	$13.37	$11.32
Income (loss) from investment operations:
Net investment income (loss)	.08	.07	.09	.11	.11
Net realized and unrealized gain (loss) on investment transactions	1.26	(.10)	1.75	1.36	2.05
Total from investment operations	1.34	(.03)	1.84	1.47	2.16
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.14)	(.10)	(.13)	(.11)
Distributions from net realized gains	(.92)	(1.54)	-	-	-
Total dividends and distributions	(1.00)	(1.68)	(.10)	(.13)	(.11)
Net asset value, end of year	$15.08	$14.74	$16.45	$14.71	$13.37
Total Return(b):	9.49%	(.56)%	12.60%	11.10%	19.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,448	$30,093	$20,838	$15,926	$10,653
Average net assets (000)	$43,525	$26,353	$17,899	$12,912	$10,547
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.93%	1.93%	1.92%	1.92%	1.99%
Expenses before waivers and/or expense reimbursement	1.95%	1.95%	1.94%	1.94%	2.01%
Net investment income (loss)	.53%	.47%	.58%	.79%	.85%
Portfolio turnover rate(d)	230%	216%	215%	234%	204%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

114

Class R Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.68	$16.43	$14.69	$13.36	$11.31
Income (loss) from investment operations:
Net investment income (loss)	.15	.15	.17	.18	.12
Net realized and unrealized gain (loss) on investment transactions	1.25	(.09)	1.75	1.35	2.10
Total from investment operations	1.40	.06	1.92	1.53	2.22
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.27)	(.18)	(.20)	(.17)
Distributions from net realized gains	(.92)	(1.54)	-	-	-
Total dividends and distributions	(1.08)	(1.81)	(.18)	(.20)	(.17)
Net asset value, end of year	$15.00	$14.68	$16.43	$14.69	$13.36
Total Return(b):	9.93%	.02%	13.16%	11.58%	19.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$723	$553	$482	$305	$222
Average net assets (000)	$739	$528	$395	$273	$27
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.43%	1.43%	1.42%	1.42%	1.51%
Expenses before waivers and/or expense reimbursement	1.70%	1.70%	1.69%	1.69%	1.78%
Net investment income (loss)	1.04%	.96%	1.08%	1.30%	1.37%
Portfolio turnover rate(d)	230%	216%	215%	234%	204%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Balanced Fund	115

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.75	$16.57	$14.80	$13.46	$11.39
Income (loss) from investment operations:
Net investment income (loss)	.22	.23	.25	.25	.24
Net realized and unrealized gain (loss) on investment transactions	1.27	(.10)	1.77	1.35	2.06
Total from investment operations	1.49	.13	2.02	1.60	2.30
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.41)	(.25)	(.26)	(.23)
Distributions from net realized gains	(.92)	(1.54)	-	-	-
Total dividends and distributions	(1.15)	(1.95)	(.25)	(.26)	(.23)
Net asset value, end of year	$15.09	$14.75	$16.57	$14.80	$13.46
Total Return(b):	10.57%	.41%	13.80%	12.10%	20.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$92,562	$63,516	$98,321	$85,068	$41,826
Average net assets (000)	$79,518	$59,423	$89,928	$70,535	$38,043
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.93%	.93%	.92%	.92%	.99%
Expenses before waivers and/or expense reimbursement	.95%	.95%	.94%	.94%	1.01%
Net investment income (loss)	1.53%	1.45%	1.57%	1.76%	1.85%
Portfolio turnover rate(d)	230%	216%	215%	234%	204%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

116

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Balanced Fund, one of the series constituting Prudential Investment Portfolios, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2016

Prudential Balanced Fund	117

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2016, the Series reported the maximum amount allowed per share, but not less than $0.78 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2016, the Series reports the maximum amount allowable, but not less than the following percentages of the ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Prudential Balanced Fund	59.38%	51.96%	20.35%

In January 2017 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2016.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.85% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

118

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Balanced Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Balanced Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Balanced Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Balanced Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and PGIM, Inc. (“PGIM”) on behalf of its Prudential Fixed Income (“PFI”) unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, QMA and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Balanced Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Balanced Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PGIM. PGIM provides services to the Fund through its PFI unit. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA and PFI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, QMA and PFI, and also considered the qualifications, backgrounds and responsibilities of the QMA and PFI portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PFI’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PFI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PFI. The Board noted that both QMA and PFI are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PFI, and that there was a reasonable basis on which to

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conclude that the Fund benefits from the services provided by PI, QMA and PFI under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadvisers are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Balanced Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI, QMA and PFI

The Board considered potential ancillary benefits that might be received by PI, QMA and PFI and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PFI included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, QMA and PFI were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board noted information provided by PI indicating that, with the fee waiver the Fund’s net total expense ratio was only nine basis points higher than the median of all funds in the Peer Group.
•

The Board and PI agreed to continue the existing arrangement whereby PI waives up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.86% (exclusive of 12b-1 fees and certain other fees) through January 31, 2017.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Balanced Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Balanced Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL BALANCED FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859

MF185E    0298910-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Equity Opportunity Fund

ANNUAL REPORT	SEPTEMBER 30, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term growth of capital

Highlights

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth and lower valuation companies generally underperforming.

•

The Fund’s notable contributors and detractors were well diversified across sectors. Positive performers included holdings in Patterson-UTI, a land driller, Lululemon, a clothing retailer, and TiVo, a provider of entertainment technology. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	On the negative side, Voya, in the insurance sector, Hertz, the car rental agency, and Plains GP, a Master Limited Partnership (MLP) were laggards.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Opportunity Fund

November 15, 2016

Prudential Jennison Equity Opportunity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	12.14	95.55	91.46	—
Class B	11.41	89.03	78.59	—
Class C	11.41	89.03	78.59	—
Class Q	12.67	N/A	N/A	4.17 (11/25/14)
Class R	11.91	93.69	87.42	—
Class Z	12.49	98.70	97.42	—
S&P 500 Index	15.41	113.29	101.03	—
Lipper Customized Blend Funds Average*	11.32	97.42	81.01	—
Lipper Multi-Cap Core Funds Average*	10.95	97.90	84.81	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.97	13.07	6.11	—
Class B	6.41	13.46	5.97	—
Class C	10.41	13.58	5.97	—
Class Q	12.67	N/A	N/A	2.23 (11/25/14)
Class R	11.91	14.14	6.48	—
Class Z	12.49	14.72	7.04	—
S&P 500 Index	15.41	16.36	7.23	—
Lipper Customized Blend Funds Average*	11.32	14.49	5.99	—
Lipper Multi-Cap Core Funds Average*	10.95	14.54	6.23	—

*The Lipper Customized Blend Funds Average is a blend of the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds Averages. The Lipper Customized Blend Funds Average was utilized because the Fund’s Manager believes that a blend of the Lipper Multi-Cap Core and Lipper Multi-Cap Value Averages provides a more appropriate basis for Fund performance comparisons, although Lipper classifies the Fund in its Multi-Cap Core Funds category.

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Average Annual Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	12.14	14.35	6.71	—
Class B	11.41	13.58	5.97	—
Class C	11.41	13.58	5.97	—
Class Q	12.67	N/A	N/A	2.23 (11/25/14)
Class R	11.91	14.14	6.48	—
Class Z	12.49	14.72	7.04	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2006) and the account values at the end of the current fiscal year (September 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Prudential Jennison Equity Opportunity Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of calendar returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 9.04% for Class Q shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 4.84% for Class Q shares.

Lipper Customized Blend Funds Average—The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Fund and Lipper Multi-Cap Core Funds Averages. The cumulative

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total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 3.66% for Class Q shares. The average annual total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 1.95% for Class Q shares.

Lipper Multi-Cap Core Funds Average—The Lipper Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core Funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. The cumulative total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 4.04% for Class Q shares. The average annual total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 2.15% for Class Q shares.

Lipper Multi-Cap Value Funds Average—The Lipper Multi-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value Funds in the Lipper Average typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The cumulative total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 2.84% for Class Q shares. The average annual total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 1.51% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the inception date of Class Q shares, and not from the class’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/16 (%)
Microsoft Corp., Software	2.4
MetLife, Inc., Insurance	2.2
Shire PLC, Biotechnology	2.0
MGM Resorts International, Hotels, Restaurants & Leisure	2.0
Viacom, Inc., Media	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/16 (%)
Software	9.2
Media	7.8
Hotels, Restaurants & Leisure	7.3
Biotechnology	6.5
Pharmaceuticals	6.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Opportunity Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunity Fund’s Class A shares rose 12.14% in the 12 months ended September 30, 2016. In the same period, the S&P 500 Index (the Index) advanced 15.41%, and the Lipper Customized Blend Funds Average climbed 11.32%.

What was the market environment?

•

Numerous factors contributed to market volatility, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on the industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; and “Brexit”—the United Kingdom’s vote to leave the European Union.

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies generally underperforming.

What worked?

•	A number of Fund positions generated very strong total returns and were diversified across sectors.

•

Patterson-UTI, a land driller, is executing very well in a difficult environment and Jennison expects for it to remain free-cash-flow positive through the trough of the drilling cycle. Jennison also likes the unique strengths of its pressure pumping franchise as competitors exit the business.

•

Lululemon, a clothing retailer, benefited from revenue, gross margins, and inventory control all ahead of expectations. While Jennison likes the strength of the brand and management’s ability to execute, it eliminated the position as the risk-to-reward ratio narrowed.

•

TiVo, Rovi acquired TiVo for stock/cash late in the period and changed their name and symbol to TiVo. Jennison thinks the combined entities will benefit from cost synergies as well as contract renewals, which should be a significant driver of free-cash-flow growth.

•

Digital Globe, a provider of high-resolution Earth imagery, data, and analysis, reported strong second quarter results, demonstrating what Jennison views as impressive operating leverage in their business model which drives significant free-cash-flow generation.

•

Veeva Systems, a provider of industry cloud software and data solutions for the life sciences industry, reported financial results that easily beat market expectations, driven by growth in its cloud enterprise content management platform across the

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pharmaceutical and biotech vertical. Jennison believes the growth potential for Veeva is very attractive, especially as it begins to offer its products in new end markets.

What didn’t work?

•	Key detractors were also diversified across sectors:

•

Hertz was a disappointing position, as its excess vehicle fleet and higher depreciation costs weighed on profit margins. The cyclical recovery of the company took longer than expected and Jennison eliminated the position.

•

Voya, in the insurance sector, was hurt by near-term headwinds for product spreads (the amount they earn on investments versus what they must pay out) and re-investment rates given the risk of lower rates in this economic environment. Jennison likes Voya’s focus on strong future capital deployment and delivering long-term growth in a solid set of business lines following its restructuring.

•

Shares of Plains GP fell in tandem with commodity prices. Their subsequent impact on producer volume, along with concerns over capital markets funding for future growth, has led to a severe sell-off across the Master Limited Partnership (MLP) space. While Jennison thinks Plains GP is a well-positioned crude oil infrastructure company that will benefit as volumes grow, the position was eliminated as the environment included too much risk.

•

Cobalt International, an oil exploration company, was hurt by an ongoing delay in the sale of its Angola assets and the abrupt departure of its CEO. The Fund’s position was of minimal size throughout much of the period and was completely eliminated in August.

•

Homebuilder CalAtlantic was a new position in the period. Closings and margin results were better than expected in its most recent reported quarter; however, orders came in below expectations and the Southwest region of the US showed disappointing trends. Jennison’s long-term investment decision is intact, as it is a well-positioned homebuilder with geographic diversity and a strong management team.

The percentage figures shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Patterson-UTI, Inc.	0.94	Hertz, Inc.	–0.69
Lululemon Athletica, Inc.	0.93	Voya Financial, Inc.	–0.49
TiVo	0.84	Plains GP Holdings	–0.42
Veeva Systems, Inc.	0.73	CalAtlantic, Inc.	–0.37
Digital Globe, Inc.	0.69	Diebold, Inc.	–0.36

Prudential Jennison Equity Opportunity Fund	9

Strategy and Performance Overview (continued)

Current outlook

•

While headline-grabbing macroeconomic events that cause near-term uncertainty and volatility are increasingly common, understanding and assessing the ongoing implications of these events, and investing rationally for the long term in light of their full effect, are key for outperformance.

•

Jennison believes that uncertainty around China’s economic growth trajectory and Brexit is contributing to increased volatility, and it will likely persist for the short-term. However, Jennison is well prepared to take advantage of irrational market behavior and near-term volatility to capture opportunistic buys.

•

In today’s environment, it is Jennison’s view that bottom-up research and understanding individual business risk-drivers are critical. To be successful, Jennison believes in casting a wide net in looking for stock candidates, while avoiding areas that have bubble-like valuations due to ongoing low interest rate expectations. This should bode well for Jennison’s investment process, long-term approach, and performance expectations of clients.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2016, at the beginning of the period, and held through the six-month period ended September 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

Prudential Jennison Equity Opportunity Fund	11

Fees and Expenses (continued)

paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,073.00	1.05%	$5.44
	Hypothetical	$1,000.00	$1,019.75	1.05%	$5.30
Class B	Actual	$1,000.00	$1,069.10	1.75%	$9.05
	Hypothetical	$1,000.00	$1,016.25	1.75%	$8.82
Class C	Actual	$1,000.00	$1,069.80	1.75%	$9.06
	Hypothetical	$1,000.00	$1,016.25	1.75%	$8.82
Class Q	Actual	$1,000.00	$1,075.50	0.67%	$3.48
	Hypothetical	$1,000.00	$1,021.65	0.67%	$3.39
Class R	Actual	$1,000.00	$1,071.70	1.25%	$6.47
	Hypothetical	$1,000.00	$1,018.75	1.25%	$6.31
Class Z	Actual	$1,000.00	$1,075.00	0.75%	$3.89
	Hypothetical	$1,000.00	$1,021.25	0.75%	$3.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2016, and divided by 366 days in the Fund’s fiscal year ended September 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended September 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.07	1.07
B	1.77	1.77
C	1.77	1.77
Q	0.66	0.66
R	1.52	1.27
Z	0.77	0.77

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

COMMON STOCKS

Aerospace & Defense 2.7%
DigitalGlobe, Inc.*	200,773	$5,521,258
United Technologies Corp.	52,072	5,290,515

		10,811,773

Banks 6.2%
Bank of America Corp.	398,185	6,231,595
Citigroup, Inc.	148,621	7,019,370
JPMorgan Chase & Co.	90,325	6,014,742
PNC Financial Services Group, Inc. (The)	59,802	5,387,562

		24,653,269

Biotechnology 6.5%
AbbVie, Inc.	89,799	5,663,623
Biogen, Inc.*	19,217	6,015,498
BioMarin Pharmaceutical, Inc.*	65,546	6,064,316
Shire PLC, ADR	41,597	8,063,994

		25,807,431

Capital Markets 2.7%
Goldman Sachs Group, Inc. (The)	47,074	7,591,624
Morgan Stanley	100,253	3,214,111

		10,805,735

Chemicals 1.2%
Monsanto Co.	45,378	4,637,632

Commercial Services & Supplies 0.8%
Mobile Mini, Inc.	105,250	3,178,550

Communications Equipment 2.0%
Brocade Communications Systems, Inc.	423,185	3,905,997
Juniper Networks, Inc.	161,112	3,876,355

		7,782,352

Consumer Finance 0.8%
Synchrony Financial	118,763	3,325,364

Diversified Financial Services 1.1%
Voya Financial, Inc.	154,080	4,440,586

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	15

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services 1.0%
Frontier Communications Corp.(a)	948,566	$3,946,035

Electric Utilities 2.5%
FirstEnergy Corp.	183,579	6,072,793
PG&E Corp.	65,004	3,976,295

		10,049,088

Electrical Equipment 0.8%
Eaton Corp. PLC	47,062	3,092,444

Electronic Equipment, Instruments & Components 2.3%
Benchmark Electronics, Inc.*	170,730	4,259,714
FLIR Systems, Inc.	152,463	4,790,387

		9,050,101

Energy Equipment & Services 3.5%
Halliburton Co.	171,743	7,707,826
Patterson-UTI Energy, Inc.	271,878	6,081,911

		13,789,737

Food Products 2.7%
ConAgra Foods, Inc.	106,187	5,002,469
Mondelez International, Inc. (Class A Stock)	132,854	5,832,291

		10,834,760

Health Care Providers & Services 1.5%
Cigna Corp.	45,231	5,894,504

Health Care Technology 0.9%
Veeva Systems, Inc. (Class A Stock)*	84,489	3,487,706

Hotels, Restaurants & Leisure 7.3%
Carnival Corp.	120,661	5,890,670
Hyatt Hotels Corp. (Class A Stock)*(a)	146,379	7,204,774
MGM Resorts International*	301,434	7,846,327
SeaWorld Entertainment, Inc.	216,781	2,922,208
Wendy’s Co. (The)	490,669	5,299,225

		29,163,204

Household Durables 1.7%
CalAtlantic Group, Inc.	189,043	6,321,598
Toll Brothers, Inc.*	12,585	375,788

		6,697,386

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.2%
Calpine Corp.*	52,569	$664,472

Industrial Conglomerates 1.9%
General Electric Co.	251,050	7,436,101

Insurance 2.2%
MetLife, Inc.	194,226	8,629,461

Internet Software & Services 3.1%
Alphabet, Inc. (Class C Stock)*	9,924	7,713,826
Rackspace Hosting, Inc.*	142,254	4,508,029

		12,221,855

IT Services 0.6%
Leidos Holdings, Inc.	56,172	2,431,124

Machinery 0.6%
Mueller Water Products, Inc. (Class A Stock)	206,959	2,597,335

Media 7.8%
Comcast Corp. (Class A Stock)	110,708	7,344,369
Live Nation Entertainment, Inc.*	272,859	7,498,165
Twenty-First Century Fox, Inc. (Class A Stock)	208,470	5,049,144
Viacom, Inc. (Class B Stock)	202,991	7,733,957
Vivendi SA (France)	157,151	3,171,713

		30,797,348

Metals & Mining 0.4%
Constellium NV (Netherlands) (Class A Stock)*	218,362	1,572,206

Multiline Retail 1.2%
Target Corp.	69,891	4,800,114

Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	70,794	4,485,508
Newfield Exploration Co.*	119,431	5,190,471
Noble Energy, Inc.	186,424	6,662,794
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	118,342	5,925,384

		22,264,157

Paper & Forest Products 1.3%
Louisiana-Pacific Corp.*	267,802	5,042,712

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	17

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 6.3%
Allergan PLC*	26,066	$6,003,260
Bristol-Myers Squibb Co.	116,405	6,276,558
Merck & Co., Inc.	98,194	6,128,287
Pfizer, Inc.	198,257	6,714,965

		25,123,070

Road & Rail 2.6%
Ryder System, Inc.	44,407	2,928,642
Union Pacific Corp.	75,219	7,336,109

		10,264,751

Semiconductors & Semiconductor Equipment 1.1%
Cavium, Inc.*	76,211	4,435,480

Software 9.2%
Cadence Design Systems, Inc.*	132,614	3,385,635
Fortinet, Inc.*	140,729	5,197,122
Guidewire Software, Inc.*	85,634	5,136,327
Microsoft Corp.	163,177	9,398,995
PTC, Inc.*	149,947	6,644,152
TiVo Corp.*	131,633	2,564,211
Verint Systems, Inc.*	107,484	4,044,623

		36,371,065

Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	60,031	6,786,505
Diebold, Inc.(a)	271,342	6,726,568

		13,513,073

Textiles, Apparel & Luxury Goods 1.7%
Coach, Inc.	188,422	6,888,708

Tobacco 0.4%
Turning Point Brands, Inc.*(a)	122,335	1,470,467

Trading Companies & Distributors 1.4%
Univar, Inc.*	254,138	5,552,915

TOTAL LONG-TERM INVESTMENTS (cost $322,838,792)		393,524,071

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 4.0%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $5,213,163)(Note 3)(b)	5,213,163	$5,213,163
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $10,737,032)(Note 3)(b)(c)	10,737,032	10,737,032

TOTAL SHORT-TERM INVESTMENTS (cost $15,950,195)		15,950,195

TOTAL INVESTMENTS 103.2% (cost $338,788,987)(Note 5)		409,474,266
Liabilities in excess of other assets (3.2)%		(12,716,436)

NET ASSETS 100.0%		$396,757,830

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,516,895; cash collateral of $10,732,872 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	19

Portfolio of Investments (continued)

as of September 30, 2016

The following is a summary of the inputs used as of September 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,811,773	$—	$—
Banks	24,653,269	—	—
Biotechnology	25,807,431	—	—
Capital Markets	10,805,735	—	—
Chemicals	4,637,632	—	—
Commercial Services & Supplies	3,178,550	—	—
Communications Equipment	7,782,352	—	—
Consumer Finance	3,325,364	—	—
Diversified Financial Services	4,440,586	—	—
Diversified Telecommunication Services	3,946,035	—	—
Electric Utilities	10,049,088	—	—
Electrical Equipment	3,092,444	—	—
Electronic Equipment, Instruments & Components	9,050,101	—	—
Energy Equipment & Services	13,789,737	—	—
Food Products	10,834,760	—	—
Health Care Providers & Services	5,894,504	—	—
Health Care Technology	3,487,706	—	—
Hotels, Restaurants & Leisure	29,163,204	—	—
Household Durables	6,697,386	—	—
Independent Power & Renewable Electricity Producers	664,472	—	—
Industrial Conglomerates	7,436,101	—	—
Insurance	8,629,461	—	—
Internet Software & Services	12,221,855	—	—
IT Services	2,431,124	—	—
Machinery	2,597,335	—	—
Media	27,625,635	3,171,713	—
Metals & Mining	1,572,206	—	—
Multiline Retail	4,800,114	—	—
Oil, Gas & Consumable Fuels	22,264,157	—	—
Paper & Forest Products	5,042,712	—	—
Pharmaceuticals	25,123,070	—	—
Road & Rail	10,264,751	—	—
Semiconductors & Semiconductor Equipment	4,435,480	—	—
Software	36,371,065	—	—
Technology Hardware, Storage & Peripherals	13,513,073	—	—
Textiles, Apparel & Luxury Goods	6,888,708	—	—
Tobacco	1,470,467	—	—
Trading Companies & Distributors	5,552,915	—	—
Affiliated Mutual Funds	15,950,195	—	—

Total	$406,302,553	$3,171,713	$—

See Notes to Financial Statements.

20

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2016 were as follows (unaudited):

Software	9.2%
Media	7.8
Hotels, Restaurants & Leisure	7.3
Biotechnology	6.5
Pharmaceuticals	6.3
Banks	6.2
Oil, Gas & Consumable Fuels	5.6
Affiliated Mutual Funds (including 2.7% of collateral for securities on loan)	4.0
Energy Equipment & Services	3.5
Technology Hardware, Storage & Peripherals	3.4
Internet Software & Services	3.1
Food Products	2.7
Aerospace & Defense	2.7
Capital Markets	2.7
Road & Rail	2.6
Electric Utilities	2.5
Electronic Equipment, Instruments & Components	2.3
Insurance	2.2
Communications Equipment	2.0
Industrial Conglomerates	1.9
Textiles, Apparel & Luxury Goods	1.7
Household Durables	1.7
Health Care Providers & Services	1.5%
Trading Companies & Distributors	1.4
Paper & Forest Products	1.3
Multiline Retail	1.2
Chemicals	1.2
Diversified Financial Services	1.1
Semiconductors & Semiconductor Equipment	1.1
Diversified Telecommunication Services	1.0
Health Care Technology	0.9
Consumer Finance	0.8
Commercial Services & Supplies	0.8
Electrical Equipment	0.8
Machinery	0.6
IT Services	0.6
Metals & Mining	0.4
Tobacco	0.4
Independent Power & Renewable Electricity Producers	0.2

103.2
Liabilities in excess of other assets	(3.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	21

Statement of Assets & Liabilities

as of September 30, 2016

Assets
Investments at value, including securities on loan of $10,516,895:
Unaffiliated investments (cost $322,838,792)	$393,524,071
Affiliated investments (cost $15,950,195)	15,950,195
Receivable for investments sold	2,582,650
Dividend and interest receivable	407,208
Tax reclaim receivable	266,066
Receivable for Series shares sold	245,072
Prepaid expenses	4,514

Total Assets	412,979,776

Liabilities
Payable to broker for collateral for securities on loan	10,732,872
Payable for investments purchased	3,933,770
Payable for Series shares reacquired	1,117,112
Management fee payable	196,095
Accrued expenses and other liabilities	117,547
Distribution fee payable	95,483
Affiliated transfer agent fee payable	29,067

Total Liabilities	16,221,946

Net Assets	$396,757,830

Net assets were comprised of:
Common stock, at par	$20,995
Paid-in capital in excess of par	297,326,618

297,347,613
Undistributed net investment income	3,185,199
Accumulated net realized gain on investment and foreign currency transactions	25,542,729
Net unrealized appreciation on investments and foreign currencies	70,682,289

Net assets, September 30, 2016	$396,757,830

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($226,888,737 ÷ 11,870,668 shares of common stock issued and outstanding)	$19.11
Maximum sales charge (5.50% of offering price)	1.11

Maximum offering price to public	$20.22

Class B
Net asset value, offering price and redemption price per share ($7,428,908 ÷ 457,433 shares of common stock issued and outstanding)	$16.24

Class C
Net asset value, offering price and redemption price per share ($37,229,168 ÷ 2,292,745 shares of common stock issued and outstanding)	$16.24

Class Q
Net asset value, offering price and redemption price per share ($16,766,480 ÷ 846,874 shares of common stock issued and outstanding)	$19.80

Class R
Net asset value, offering price and redemption price per share ($5,880,283 ÷ 341,771 shares of common stock issued and outstanding)	$17.21

Class Z
Net asset value, offering price and redemption price per share ($102,564,254 ÷ 5,185,204 shares of common stock issued and outstanding)	$19.78

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	23

Statement of Operations

Year Ended September 30, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $84,448)	$7,771,451
Income from securities lending, net (including affiliated: $119,545)	122,276
Affiliated dividend income	65,341

Total income	7,959,068

Expenses
Management fee	2,547,469
Distribution fee—Class A	705,851
Distribution fee—Class B	81,835
Distribution fee—Class C	401,754
Distribution fee—Class R	47,109
Transfer agent’s fees and expenses (including affiliated expense of $157,937)	469,000
Registration fees	103,000
Custodian and accounting fees (net of $12,100 fee credit)	73,000
Audit fee	34,000
Shareholders’ reports	26,000
Legal fees and expenses	22,000
Directors’ fees	17,000
Insurance expenses	6,000
Loan interest expense	150
Miscellaneous	16,533

Total expenses	4,550,701
Less: Distribution fee waiver—Class R	(15,703)

Net expenses	4,534,998

Net investment income (loss)	3,424,070

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	27,612,675
Foreign currency transactions	3,495

27,616,170

Net change in unrealized appreciation (depreciation) on:
Investments	16,846,601
Foreign currencies	2,730

16,849,331

Net gain (loss) on investment and foreign currency transactions	44,465,501

Net Increase (Decrease) In Net Assets Resulting From Operations	$47,889,571

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,424,070	$3,430,913
Net realized gain (loss) on investment and foreign currency transactions	27,616,170	32,461,412
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,849,331	(60,718,321)

Net increase (decrease) in net assets resulting from operations	47,889,571	(24,825,996)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,680,661)	(495,610)
Class B	(10,680)	—
Class C	(51,323)	—
Class Q	(185,424)	(77,909)
Class R	(36,396)	(533)
Class Z	(1,456,860)	(788,675)

	(3,421,344)	(1,362,727)

Distributions from net realized gains
Class A	(17,212,514)	(26,217,119)
Class B	(715,935)	(1,196,088)
Class C	(3,440,456)	(4,948,461)
Class Q	(1,111,625)	(1,450,511)
Class R	(478,768)	(772,530)
Class Z	(10,236,582)	(15,091,768)

	(33,195,880)	(49,676,477)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	39,380,782	70,068,582
Net asset value of shares issued in reinvestment of dividends and distributions	32,791,490	45,627,474
Cost of shares reacquired	(154,404,240)	(140,635,138)

Net increase (decrease) in net assets from Series share transactions	(82,231,968)	(24,939,082)

Total increase (decrease)	(70,959,621)	(100,804,282)

Net Assets:
Beginning of year	467,717,451	568,521,733

End of year (a)	$396,757,830	$467,717,451

(a) Includes undistributed net investment income of:	$3,185,199	$3,419,075

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of six series: Prudential Jennison Equity Opportunity Fund (the “Series”), Prudential Jennison Growth Fund, and Prudential Balanced Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

26

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it

Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements (continued)

operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the

28

sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any

Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements (continued)

unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes

30

investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the average daily net assets of the Series up to $300 million and .575% of the average daily net assets of the Series over $300 million. The effective management fee rate was .59% of the Series’ average daily net assets for the year ended September 30, 2016.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2018 to limit such fees to .50% for Class R shares.

PIMS has advised the Series that it has received $131,711 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2016 it received $6,070 and $3,151 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements (continued)

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Series’ securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period October 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $12,016 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $7,334. Additionally, PGIM, Inc., reimbursed the Series $11,517 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended September 30, 2016, were $245,840,711 and $357,594,920, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net

32

investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2016, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $236,602 primarily due to the reclassification of net foreign currency gains and reclassification of dividends. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2016, the tax character of dividends paid by the Series were $3,661,441 of ordinary income and $32,955,783 of long-term capital gains. For the year ended September 30, 2015, the tax character of dividends paid were $10,135,637 of ordinary income and $40,903,567 of long-term capital gains.

As of September 30, 2016, the accumulated undistributed earnings on a tax basis were $3,185,199 of ordinary income and $27,144,655 of long-term capital gain. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$340,390,913	$82,012,631	$(12,929,278)	$69,083,353	$(2,990)	$69,080,363

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustment is attributed to mark-to-market of receivables and payables.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are subject to a front-end sales charge of 5.50%. Investors who purchase Class A

Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements (continued)

shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class Q, Class R and Class Z, each of which consists of 200 million, 5 million, 170 million, 230 million, 170 million, and 225 million authorized shares, respectively.

As of September 30, 2016, 2 shareholders of record held 35% of the Series’ outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2016:
Shares sold	609,270	$11,129,216
Shares issued in reinvestment of dividends and distributions	1,026,262	17,959,570
Shares reacquired	(2,905,661)	(52,216,017)

Net increase (decrease) in shares outstanding before conversion	(1,270,129)	(23,127,231)
Shares issued upon conversion from other share class(es)	91,060	1,672,182
Shares reacquired upon conversion into other share class(es)	(239,303)	(4,108,793)

Net increase (decrease) in shares outstanding	(1,418,372)	$(25,563,842)

Year ended September 30, 2015:
Shares sold	1,324,392	$27,150,237
Shares issued in reinvestment of dividends and distributions	1,316,980	25,233,338
Shares reacquired	(3,379,279)	(68,882,961)

Net increase (decrease) in shares outstanding before conversion	(737,907)	(16,499,386)
Shares issued upon conversion from other share class(es)	86,040	1,774,932
Shares reacquired upon conversion into other share class(es)	(204,074)	(4,213,331)

Net increase (decrease) in shares outstanding	(855,941)	$(18,937,785)

34

Class B	Shares	Amount
Year ended September 30, 2016:
Shares sold	27,154	$424,238
Shares issued in reinvestment of dividends and distributions	47,237	706,198
Shares reacquired	(105,188)	(1,593,983)

Net increase (decrease) in shares outstanding before conversion	(30,797)	(463,547)
Shares reacquired upon conversion into other share class(es)	(77,763)	(1,212,274)

Net increase (decrease) in shares outstanding	(108,560)	$(1,675,821)

Year ended September 30, 2015:
Shares sold	35,808	$642,585
Shares issued in reinvestment of dividends and distributions	69,124	1,146,772
Shares reacquired	(134,190)	(2,338,659)

Net increase (decrease) in shares outstanding before conversion	(29,258)	(549,302)
Shares reacquired upon conversion into other share class(es)	(96,845)	(1,729,212)

Net increase (decrease) in shares outstanding	(126,103)	$(2,278,514)

Class C
Year ended September 30, 2016:
Shares sold	153,837	$2,387,491
Shares issued in reinvestment of dividends and distributions	216,723	3,240,010
Shares reacquired	(697,590)	(10,839,472)

Net increase (decrease) in shares outstanding before conversion	(327,030)	(5,211,971)
Shares reacquired upon conversion into other share class(es)	(63,434)	(952,667)

Net increase (decrease) in shares outstanding	(390,464)	$(6,164,638)

Year ended September 30, 2015:
Shares sold	349,948	$6,257,380
Shares issued in reinvestment of dividends and distributions	274,043	4,546,372
Shares reacquired	(514,334)	(9,096,511)

Net increase (decrease) in shares outstanding before conversion	109,657	1,707,241
Shares reacquired upon conversion into other share class(es)	(20,743)	(372,190)

Net increase (decrease) in shares outstanding	88,914	$1,335,051

Class Q
Year ended September 30, 2016:
Shares sold	49,588	$890,000
Shares issued in reinvestment of dividends and distributions	71,779	1,297,049
Shares reacquired*	(144,856)	(2,799,886)

Net increase (decrease) in shares outstanding	(23,489)	$(612,837)

Year ended September 30, 2015**:
Shares sold	88,210	$1,808,274
Shares issued in reinvestment of dividends and distributions	77,467	1,528,420
Shares reacquired	(58,466)	(1,240,000)

Net increase (decrease) in shares outstanding before conversion	107,211	2,096,694
Shares issued upon conversion from other share class(es)	763,152	17,346,435

Net increase (decrease) in shares outstanding	870,363	$19,443,129

Prudential Jennison Equity Opportunity Fund	35

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended September 30, 2016:
Shares sold	108,052	$1,791,587
Shares issued in reinvestment of dividends and distributions	21,062	332,366
Shares reacquired	(170,977)	(2,900,861)

Net increase (decrease) in shares outstanding	(41,863)	$(776,908)

Year ended September 30, 2015:
Shares sold	80,645	$1,482,128
Shares issued in reinvestment of dividends and distributions	27,086	471,839
Shares reacquired	(139,996)	(2,589,357)

Net increase (decrease) in shares outstanding	(32,265)	$(635,390)

Class Z
Year ended September 30, 2016:
Shares sold	1,202,027	$22,758,250
Shares issued in reinvestment of dividends and distributions	512,247	9,256,297
Shares reacquired	(4,540,046)	(84,054,021)

Net increase (decrease) in shares outstanding before conversion	(2,825,772)	(52,039,474)
Shares issued upon conversion from other share class(es)	283,936	5,061,460
Shares reacquired upon conversion into other share class(es)	(23,859)	(459,908)

Net increase (decrease) in shares outstanding	(2,565,695)	$(47,437,922)

Year ended September 30, 2015:
Shares sold	1,553,421	$32,727,978
Shares issued in reinvestment of dividends and distributions	643,727	12,700,733
Shares reacquired	(2,690,675)	(56,487,650)

Net increase (decrease) in shares outstanding before conversion	(493,527)	(11,058,939)
Shares issued upon conversion from other shares class(es)	214,227	4,563,180
Shares reacquired upon conversion into other share class(es)	(764,225)	(17,369,814)

Net increase (decrease) in shares outstanding	(1,043,525)	$(23,865,573)

*	Includes affiliated redemption of 485 shares with a value of $9,885 for Class Q shares.
**	Commencement of offering was November 25, 2014.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at

36

contracted market rates. The Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Series utilized the SCA during the year ended September 30, 2016. The average daily balance for the 4 days that the Series had loans outstanding during the period was $808,000, borrowed at a weighted average interest rate of 1.67%. The maximum loan balance outstanding during the period was $2,251,000. At September 30, 2016, the Series did not have an outstanding loan balance.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

Class A Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.46	$21.48	$19.56	$15.40	$12.15
Income (loss) from investment operations:
Net investment income (loss)	.14	.12	.05	.06	.06
Net realized and unrealized gain (loss) on investment transactions	1.97	(1.20)	2.63	4.18	3.19
Total from investment operations	2.11	(1.08)	2.68	4.24	3.25
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.04)	(.04)	(.08)	-
Distributions from net realized gains	(1.33)	(1.90)	(.72)	-	-
Total dividends and distributions	(1.46)	(1.94)	(.76)	(.08)	-
Net asset value, end of year	$19.11	$18.46	$21.48	$19.56	$15.40
Total Return(b):	12.14%	(5.38)%	14.00%	27.64%	26.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$226,889	$245,320	$303,859	$260,720	$213,926
Average net assets (000)	$235,287	$290,318	$291,978	$231,545	$210,097
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.07%	1.10%	1.07%	1.10%	1.13%
Expenses before waivers and/or expense reimbursement	1.07%	1.10%	1.07%	1.10%	1.13%
Net investment income (loss)	.78%	.59%	.26%	.36%	.44%
Portfolio turnover rate	59%	69%	47%	55%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.90	$18.86	$17.33	$13.70	$10.88
Income (loss) from investment operations:
Net investment income (loss)	.01	(.02)	(.08)	(.05)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.68	(1.04)	2.33	3.70	2.85
Total from investment operations	1.69	(1.06)	2.25	3.65	2.82
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	-	(.02)	-
Distributions from net realized gains	(1.33)	(1.90)	(.72)	-	-
Total dividends and distributions	(1.35)	(1.90)	(.72)	(.02)	-
Net asset value, end of year	$16.24	$15.90	$18.86	$17.33	$13.70
Total Return(b):	11.34%	(6.04)%	13.30%	26.66%	25.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,429	$8,997	$13,049	$10,406	$8,856
Average net assets (000)	$8,184	$11,632	$13,038	$9,405	$9,961
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.77%	1.80%	1.77%	1.80%	1.83%
Expenses before waivers and/or expense reimbursement	1.77%	1.80%	1.77%	1.80%	1.83%
Net investment income (loss)	.08%	(.10)%	(.43)%	(.33)%	(.26)%
Portfolio turnover rate	59%	69%	47%	55%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.89	$18.86	$17.33	$13.70	$10.88
Income (loss) from investment operations:
Net investment income (loss)	.01	(.02)	(.08)	(.05)	(.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.69	(1.05)	2.33	3.70	2.85
Total from investment operations	1.70	(1.07)	2.25	3.65	2.82
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	-	(.02)	-
Distributions from net realized gains	(1.33)	(1.90)	(.72)	-	-
Total dividends and distributions	(1.35)	(1.90)	(.72)	(.02)	-
Net asset value, end of year	$16.24	$15.89	$18.86	$17.33	$13.70
Total Return(b):	11.41%	(6.10)%	13.30%	26.66%	25.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,229	$42,644	$48,927	$33,179	$26,667
Average net assets (000)	$40,176	$49,176	$42,781	$28,668	$27,151
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.77%	1.80%	1.77%	1.80%	1.83%
Expenses before waivers and/or expense reimbursement	1.77%	1.80%	1.77%	1.80%	1.83%
Net investment income (loss)	.08%	(.10)%	(.44)%	(.34)%	(.26)%
Portfolio turnover rate	59%	69%	47%	55%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

40

Class Q Shares
	Year Ended September 30, 2016	November 25, 2014(a) through September 30, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$19.09	$22.73
Income from investment operations:
Net investment income (loss)	.23	.18
Net realized and unrealized gain (loss) on investment transactions	2.03	(1.82)
Total from investment operations	2.26	(1.64)
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.10)
Distributions from net realized gains	(1.33)	(1.90)
Total dividends and distributions	(1.55)	(2.00)
Net asset value, end of period	$19.80	$19.09
Total Return(c):	12.61%	(7.49)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,766	$16,611
Average net assets (000)	$16,698	$17,054
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.66%	.66% (e)
Expenses before waivers and/or expense reimbursement	.66%	.66% (e)
Net investment income (loss)	1.20%	1.01% (e)
Portfolio turnover rate	59%	69% (f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	41

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.76	$19.69	$17.99	$14.18	$11.21
Income (loss) from investment operations:
Net investment income (loss)	.09	.07	.01	.03	.04
Net realized and unrealized gain (loss) on investment transactions	1.79	(1.10)	2.42	3.83	2.93
Total from investment operations	1.88	(1.03)	2.43	3.86	2.97
Less Dividends and Distributions:
Dividends from net investment income	(.10)	- (d)	(.01)	(.05)	-
Distributions from net realized gains	(1.33)	(1.90)	(.72)	-	-
Total dividends and distributions	(1.43)	(1.90)	(.73)	(.05)	-
Net asset value, end of year	$17.21	$16.76	$19.69	$17.99	$14.18
Total Return(b):	11.98%	(5.59)%	13.81%	27.34%	26.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,880	$6,430	$8,188	$4,418	$3,056
Average net assets (000)	$6,281	$7,693	$6,569	$3,599	$2,401
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.27%	1.30%	1.27%	1.30%	1.33%
Expenses before waivers and/or expense reimbursement	1.52%	1.55%	1.52%	1.55%	1.58%
Net investment income (loss)	.57%	.39%	.07%	.17%	.27%
Portfolio turnover rate	59%	69%	47%	55%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Series invests.
(d)	Less than $.005 per share

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.06	$22.12	$20.11	$15.83	$12.49
Income (loss) from investment operations:
Net investment income (loss)	.20	.19	.12	.12	.11
Net realized and unrealized gain (loss) on investment transactions	2.04	(1.25)	2.70	4.28	3.27
Total from investment operations	2.24	(1.06)	2.82	4.40	3.38
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.10)	(.09)	(.12)	(.04)
Distributions from net realized gains	(1.33)	(1.90)	(.72)	-	-
Total dividends and distributions	(1.52)	(2.00)	(.81)	(.12)	(.04)
Net asset value, end of year	$19.78	$19.06	$22.12	$20.11	$15.83
Total Return(b):	12.49%	(5.10)%	14.38%	28.01%	27.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$102,564	$147,716	$194,498	$120,082	$94,646
Average net assets (000)	$123,372	$177,458	$161,815	$104,364	$84,211
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.77%	.80%	.77%	.80%	.83%
Expenses before waivers and/or expense reimbursement	.77%	.80%	.77%	.80%	.83%
Net investment income (loss)	1.06%	.90%	.57%	.66%	.74%
Portfolio turnover rate	59%	69%	47%	55%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Opportunity Fund, one of the series constituting Prudential Investment Portfolios, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2016

44

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2016, the Series reported the maximum amount allowed per share, but not less than $1.32 for Class A, B, C, Q, R, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2016, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Equity Opportunity Fund	100%	100%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2016.

Prudential Jennison Equity Opportunity Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Opportunity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Equity Opportunity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Equity Opportunity Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)2 and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

[2]	The Fund was compared to a blend of these Performance Universes, although the Fund is classified in the Lipper Multi-Cap Core Funds Performance Universe. The Fund was compared to a blend of these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, although it underperformed over the other periods.
•	The Board considered that the Fund outperformed the Lipper Multi-Cap Core/Value Funds Universe median, with second quartile performance for the one-year period ended December 31, 2015.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor the Fund’s performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJOQX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E552	74437E644	74437E800

MF172E    0298941-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Growth Fund

ANNUAL REPORT	SEPTEMBER 30, 2016

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Objective: Long-term growth of capital

Highlights

PRUDENTIAL JENNISON GROWTH FUND

•

Information technology positions were strong contributors to return. Facebook rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Jennison believes that as the Internet-based social platform solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, and Messenger. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Alphabet’s gross revenue growth accelerated, margins expanded, cash flow increased, and capital expenditures decreased. Jennison continues to believe the company’s technological lead and dominant position in Internet search is a unique strength that has enabled Alphabet (formerly known as Google) to monetize search traffic at a meaningfully higher rate than its competitors. Jennison likes its solid competitive position, strong advertising revenue, and YouTube monetization opportunities.

•

In health care, higher-growth, and therefore higher-valuation, stocks were hurt by investor risk aversion and growing concerns about drug pricing. Companies that sell innovative, high-priced orphan drugs sold off, among them holdings Alexion Pharmaceuticals (blood and metabolic disorders) and Vertex Pharmaceuticals (cystic fibrosis). Jennison believes that the long-term fundamentals of biotechnology holdings remain intact and that current valuations underestimate the potential of pipeline drugs.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Growth Fund

November 15, 2016

Prudential Jennison Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	8.63	107.01	121.73
Class B	7.86	99.96	106.62
Class C	7.89	99.90	106.97
Class R	8.39	105.15	117.42
Class Z	8.99	110.29	128.34
Russell 1000® Growth Index	13.76	115.48	133.49
S&P 500 Index	15.41	113.29	101.03
Lipper Large-Cap Growth Funds Average	10.80	104.02	112.34

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.66	14.36	7.68
Class B	2.87	14.75	7.53
Class C	6.89	14.86	7.55
Class R	8.39	15.46	8.08
Class Z	8.99	16.03	8.61
Russell 1000 Growth Index	13.76	16.60	8.85
S&P 500 Index	15.41	16.36	7.23
Lipper Large-Cap Growth Funds Average	10.80	15.27	7.74

Average Annual Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	8.63	15.66	8.29
Class B	7.86	14.87	7.53
Class C	7.89	14.86	7.55
Class R	8.39	15.46	8.08
Class Z	8.99	16.03	8.61

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2006) and the account values at the end of the current fiscal year (September 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Jennison Growth Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Large-Cap Growth Funds Average—The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 9/30/16 (excluding short-term investments)
Amazon.com, Inc., Internet & Direct Marketing Retail	6.6%
Facebook, Inc. (Class A Stock), Internet Software & Services	4.5
Apple, Inc., Technology Hardware, Storage & Peripherals	3.7
Alibaba Group Holding Ltd. (China), Internet Software & Services	3.6
Visa, Inc. (Class A Stock), IT Services	3.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/16 (excluding short-term investments)
Internet Software & Services	16.3%
Software	11.6
Internet & Direct Marketing Retail	10.4
Biotechnology	9.4
IT Services	7.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Growth Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 8.63% in the 12 months ended September 30, 2016. In the same period, the Russell 1000 Growth Index (the Index) advanced 13.76%, the S&P 500 Index gained 15.41%, and the Lipper Large-Cap Growth Funds Average climbed 10.80%.

What was the market environment?

•

Numerous factors contributed to market volatility, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on the industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; and Brexit, the United Kingdom’s vote to leave the European Union.

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns, with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies generally underperforming.

What worked?

Information technology positions were strong contributors to return.

•

Facebook rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Jennison believes that as the Internet-based social platform solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, and Messenger.

•

Alphabet’s gross revenue growth accelerated, margins expanded, cash flow increased, and capital expenditures decreased. Jennison continues to believe the company’s technological lead and dominant position in Internet search is a unique strength that has enabled Alphabet (formerly known as Google) to monetize search traffic at a meaningfully higher rate than its competitors. Jennison likes its solid competitive position, strong advertising revenue, and YouTube monetization opportunities.

•

Tencent, China’s largest and most visited Internet service portal, continued to perform well, fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. If a proposed merger closes, Tencent could also become China’s leading online music provider.

•

Nvidia’s revenue, gross margin, and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where Jennison believes it can leverage its

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graphics expertise to offer high-value-added solutions: gaming (where it has dominant market share), automotive, high-performance computing (HPC), and cloud and enterprise.

•

Alibaba reported better-than-expected revenue, earnings, user metrics, gross merchandise value, monetization revenue, and margins. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

In consumer discretionary:

•

Amazon benefited from strong execution, long-term revenue growth, margin-expansion, and development of a meaningfully important business opportunity in cloud infrastructure. The company continues to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market.

What didn’t work?

In health care:

•

Higher-growth, and therefore higher-valuation, stocks were hurt by investor risk aversion and growing concerns about drug pricing. Companies that sell innovative, high-priced orphan drugs sold off, among them holdings Alexion Pharmaceuticals (blood and metabolic disorders) and Vertex Pharmaceuticals (cystic fibrosis). Jennison believes that the long-term fundamentals of biotechnology holdings remain intact and that current valuations underestimate the potential of pipeline drugs.

•	Companies where acquired growth plays a greater role, such as Allergan, declined as regulatory changes threatened to remove many of the tax benefits of mergers between US and offshore companies.

•	Novo Nordisk, the world’s leading maker of insulin, faced pressures from growing competition.

In consumer discretionary:

•	Under Armour was hurt by the liquidation of a key wholesale partner, changes in management, and heightened competition.

In information technology:

•	The decline in global online professional network LinkedIn reflected signs of significant deceleration in recent high growth rates.

Prudential Jennison Growth Fund	9

Strategy and Performance Overview (continued)

The percentage figures shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Amazon.com, Inc.	2.83	LinkedIn, Inc.	–0.96
Facebook, Inc.	1.63	Alexion Pharmaceuticals, Inc.	–0.45
Tencent Holdings, Ltd.	1.27	Under Armour, Inc.	–0.43
Alphabet, Inc.	1.21	Nike, Inc.	–0.35
Nvidia, Inc.	0.69	Novo Nordisk, Inc.	–0.28

Current Outlook

•

Concerns about drug costs, especially as steep and questionable price hikes have become a political issue, continue to pressure the entire health care sector. Jennison maintains conviction in the fundamentals of the Fund’s health care holdings, many of which sell innovative, high-priced, often life-saving drugs. Jennison expects the share price performance of the Fund’s health care companies to improve as favorable clinical trial data are reported and products are approved for market.

•

The Fund posted strong absolute and relative performance as macroeconomic fears and risk aversion subsided. With growth scarce in many sectors and businesses, companies that are able to generate longer-term, sustainable above-average growth should become increasingly attractive. This appeal is likely to be heightened by the muted nature of global growth, which is limiting opportunities to capitalize on a cyclical rebound, and the recent run-up in dividend-paying securities, which could suggest that yield substitutes are offering little additional relative appreciation potential at this point.

•

Despite volatility and uncertainty over the year, the Fund’s projected earnings growth for this year and next has remained constant in the mid to upper teens, well above the expected profits growth of the Russell 1000 Growth and S&P 500 Indexes. Given that the fundamental performances of most companies in the Fund continue to meet or exceed our expectations, Jennison expects that the market will value them appropriately over the medium and long term.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2016, at the beginning of the period, and held through the six-month period ended September 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Jennison Growth Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,065.30	1.04%	$5.37
	Hypothetical	$1,000.00	$1,019.80	1.04%	$5.25
Class B	Actual	$1,000.00	$1,061.30	1.74%	$8.97
	Hypothetical	$1,000.00	$1,016.30	1.74%	$8.77
Class C	Actual	$1,000.00	$1,061.60	1.74%	$8.97
	Hypothetical	$1,000.00	$1,016.30	1.74%	$8.77
Class R	Actual	$1,000.00	$1,064.30	1.24%	$6.40
	Hypothetical	$1,000.00	$1,018.80	1.24%	$6.26
Class Z	Actual	$1,000.00	$1,067.10	0.74%	$3.82
	Hypothetical	$1,000.00	$1,021.30	0.74%	$3.74

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2016, and divided by the 366 days in the Fund's fiscal year ended September 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended September 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.03	1.03
B	1.73	1.73
C	1.73	1.73
R	1.48	1.23
Z	0.73	0.73

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 100.0%

COMMON STOCKS

Aerospace & Defense 1.5%
Boeing Co. (The)(a)	398,680	$52,522,103

Air Freight & Logistics 0.5%
FedEx Corp.	98,779	17,254,716

Automobiles 0.9%
Tesla Motors, Inc.*	149,738	30,551,044

Beverages 2.1%
Constellation Brands, Inc. (Class A Stock)	160,133	26,660,543
Monster Beverage Corp.*(a)	311,397	45,716,194

		72,376,737

Biotechnology 9.4%
Alexion Pharmaceuticals, Inc.*	348,207	42,669,286
Biogen, Inc.*	122,167	38,241,936
BioMarin Pharmaceutical, Inc.*	253,369	23,441,700
Celgene Corp.*	808,512	84,513,759
Regeneron Pharmaceuticals, Inc.*	120,468	48,430,545
Shire PLC, ADR	352,771	68,388,186
Vertex Pharmaceuticals, Inc.*(a)	245,271	21,390,084

		327,075,496

Capital Markets 2.2%
Goldman Sachs Group, Inc. (The)	220,162	35,505,526
S&P Global, Inc.	315,238	39,896,521

		75,402,047

Chemicals 0.5%
Albemarle Corp.	212,634	18,178,081

Communications Equipment 1.2%
Palo Alto Networks, Inc.*	271,655	43,282,791

Energy Equipment & Services 0.9%
Halliburton Co.	734,874	32,981,145

Equity Real Estate Investment Trusts (REITs) 1.3%
American Tower Corp.	408,004	46,239,093

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	310,470	47,349,780

See Notes to Financial Statements.

Prudential Jennison Growth Fund	15

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 4.4%
Marriott International, Inc. (Class A Stock)(a)	868,724	$58,491,187
McDonald’s Corp.	303,472	35,008,530
Starbucks Corp.	1,077,167	58,317,821

		151,817,538

Internet & Direct Marketing Retail 10.4%
Amazon.com, Inc.*	275,626	230,784,406
Expedia, Inc.	52,215	6,094,535
Netflix, Inc.*	592,059	58,347,415
Priceline Group, Inc. (The)*	45,613	67,119,073

		362,345,429

Internet Software & Services 16.3%
Alibaba Group Holding Ltd. (China), ADR*(a)	1,171,288	123,910,558
Alphabet, Inc. (Class A Stock)*	108,950	87,602,337
Alphabet, Inc. (Class C Stock)*	111,916	86,991,188
Facebook, Inc. (Class A Stock)*	1,211,487	155,397,437
Tencent Holdings Ltd. (China)	4,071,084	113,184,424

		567,085,944

IT Services 7.6%
FleetCor Technologies, Inc.*	286,493	49,772,429
Mastercard, Inc. (Class A Stock)	910,426	92,654,054
Visa, Inc. (Class A Stock)	1,496,161	123,732,515

		266,158,998

Life Sciences Tools & Services 0.9%
Illumina, Inc.*	181,996	33,061,393

Media 1.5%
Time Warner, Inc.	446,484	35,544,591
Walt Disney Co. (The)	189,035	17,553,790

		53,098,381

Oil, Gas & Consumable Fuels 1.4%
Concho Resources, Inc.*	348,111	47,813,046

Pharmaceuticals 4.0%
Allergan PLC*	334,980	77,149,244
Bristol-Myers Squibb Co.	865,801	46,683,990
Novo Nordisk A/S (Denmark), ADR	365,198	15,188,585

		139,021,819

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 4.9%
NVIDIA Corp.(a)	809,711	$55,481,398
NXP Semiconductors NV (Netherlands)*	483,423	49,313,980
QUALCOMM, Inc.	941,439	64,488,571

		169,283,949

Software 11.6%
Adobe Systems, Inc.*	754,100	81,850,014
Atlassian Corp. PLC (Class A Stock) (Australia)*	49,742	1,490,768
Microsoft Corp.	1,820,600	104,866,560
Mobileye NV*(a)	302,146	12,862,355
Red Hat, Inc.*	576,402	46,590,574
salesforce.com, inc.*	1,096,952	78,245,586
Splunk, Inc.*	559,536	32,833,573
Workday, Inc. (Class A Stock)*(a)	484,373	44,412,160

		403,151,590

Specialty Retail 7.2%
Home Depot, Inc. (The)	328,066	42,215,533
Industria de Diseno Textil SA (Spain)	2,362,154	87,584,137
O’Reilly Automotive, Inc.*	226,693	63,498,976
TJX Cos., Inc. (The)	543,479	40,641,360
Ulta Salon Cosmetics & Fragrance, Inc.*	67,166	15,984,165

		249,924,171

Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	1,125,726	127,263,324

Textiles, Apparel & Luxury Goods 4.3%
adidas AG (Germany)	358,456	62,344,594
lululemon athletica, Inc.*(a)	370,428	22,588,699
NIKE, Inc. (Class B Stock)	1,202,753	63,324,946

		148,258,239

TOTAL LONG-TERM INVESTMENTS (cost $2,096,339,652)		3,481,496,854

SHORT-TERM INVESTMENTS 7.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $7,397,853)(b)(Note 3)	7,397,853	7,397,853

See Notes to Financial Statements.

Prudential Jennison Growth Fund	17

Portfolio of Investments (continued)

as of September 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

AFFILIATED MUTUAL FUNDS (cont’d.)
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $269,599,503)(b)(c)(Note 3)	269,599,503	$269,599,503

TOTAL SHORT-TERM INVESTMENTS (cost $276,997,356)		276,997,356

TOTAL INVESTMENTS 107.9% (cost $2,373,337,008)(Note 5)		3,758,494,210
Liabilities in excess of other assets (7.9)%		(275,515,432)

NET ASSETS 100.0%		$3,482,978,778

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $264,080,017; cash collateral of $269,461,901 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$52,522,103	$—	$—
Air Freight & Logistics	17,254,716	—	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Common Stocks (continued)
Automobiles	$30,551,044	$—	$—
Beverages	72,376,737	—	—
Biotechnology	327,075,496	—	—
Capital Markets	75,402,047	—	—
Chemicals	18,178,081	—	—
Communications Equipment	43,282,791	—	—
Energy Equipment & Services	32,981,145	—	—
Equity Real Estate Investment Trusts (REITs)	46,239,093	—	—
Food & Staples Retailing	47,349,780	—	—
Hotels, Restaurants & Leisure	151,817,538	—	—
Internet & Direct Marketing Retail	362,345,429	—	—
Internet Software & Services	453,901,520	113,184,424	—
IT Services	266,158,998	—	—
Life Sciences Tools & Services	33,061,393	—	—
Media	53,098,381	—	—
Oil, Gas & Consumable Fuels	47,813,046	—	—
Pharmaceuticals	139,021,819	—	—
Semiconductors & Semiconductor Equipment	169,283,949	—	—
Software	403,151,590	—	—
Specialty Retail	162,340,034	87,584,137	—
Technology Hardware, Storage & Peripherals	127,263,324	—	—
Textiles, Apparel & Luxury Goods	85,913,645	62,344,594	—
Affiliated Mutual Funds	276,997,356	—	—

Total	$3,495,381,055	$263,113,155	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2016 were as follows (unaudited):

Internet Software & Services	16.3%
Software	11.6
Internet & Direct Marketing Retail	10.4
Biotechnology	9.4
Affiliated Mutual Funds (including 7.7% of collateral for securities on loan)	7.9
IT Services	7.6
Specialty Retail	7.2
Semiconductors & Semiconductor Equipment	4.9
Hotels, Restaurants & Leisure	4.4
Textiles, Apparel & Luxury Goods	4.3
Pharmaceuticals	4.0
Technology Hardware, Storage & Peripherals	3.6
Capital Markets	2.2
Beverages	2.1
Media	1.5%
Aerospace & Defense	1.5
Oil, Gas & Consumable Fuels	1.4
Food & Staples Retailing	1.4
Equity Real Estate Investment Trusts (REITs)	1.3
Communications Equipment	1.2
Life Sciences Tools & Services	0.9
Energy Equipment & Services	0.9
Automobiles	0.9
Chemicals	0.5
Air Freight & Logistics	0.5

107.9
Liabilities in excess of other assets	(7.9)

100.0%

See Notes to Financial Statements.

Prudential Jennison Growth Fund	19

Statement of Assets & Liabilities

as of September 30, 2016

Assets
Investments at value, including securities on loan of $264,080,017:
Unaffiliated investments (cost $2,096,339,652)	$3,481,496,854
Affiliated investments (cost $276,997,356)	276,997,356
Receivable for investments sold	16,312,129
Receivable for Series shares sold	2,459,035
Dividends and interest receivable	1,226,360
Tax reclaim receivable	269,571
Prepaid expenses	37,201

Total Assets	3,778,798,506

Liabilities
Payable to broker for collateral for securities on loan	269,461,901
Payable for investments purchased	18,125,329
Payable for Series shares reacquired	4,846,924
Management fee payable	1,631,944
Accrued expenses and other liabilities	950,844
Distribution fee payable	485,678
Affiliated transfer agent fee payable	315,237
Deferred directors’ fees	1,446
Loan interest payable	425

Total Liabilities	295,819,728

Net Assets	$3,482,978,778

Net assets were comprised of:
Common stock, at par	$114,619
Paid-in capital in excess of par	1,999,367,399

1,999,482,018
Accumulated net investment loss	(1,446)
Accumulated net realized gain on investment and foreign currency transactions	98,348,424
Net unrealized appreciation on investments and foreign currencies	1,385,149,782

Net assets, September 30, 2016	$3,482,978,778

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($1,044,316,706 ÷ 34,969,976 shares of common stock issued and outstanding)	$29.86
Maximum sales charge (5.50% of offering price)	1.74

Maximum offering price to public	$31.60

Class B
Net asset value, offering price and redemption price per share ($17,420,641 ÷ 703,106 shares of common stock issued and outstanding)	$24.78

Class C
Net asset value, offering price and redemption price per share ($115,018,098 ÷ 4,633,308 shares of common stock issued and outstanding)	$24.82

Class R
Net asset value, offering price and redemption price per share ($290,328,482 ÷ 10,892,563 shares of common stock issued and outstanding)	$26.65

Class Z
Net asset value, offering price and redemption price per share ($2,015,894,851 ÷ 63,419,711 shares of common stock issued and outstanding)	$31.79

See Notes to Financial Statements.

Prudential Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $544,506)	$25,888,744
Income from securities lending, net (including affiliated: $1,526,679)	2,718,131
Affiliated dividend income	185,657

Total income	28,792,532

Expenses
Management fee	19,601,384
Distribution fee—Class A	3,184,071
Distribution fee—Class B	201,372
Distribution fee—Class C	1,106,809
Distribution fee—Class R	2,078,143
Transfer agent’s fees and expenses (including affiliated expense of $1,660,000)	4,523,000
Custodian and accounting fees (net of $21,300 fee credit)	436,000
Shareholders’ reports	181,000
Registration fees	127,000
Directors’ fees	57,000
Legal fees and expenses	48,000
Insurance expenses	37,000
Audit fee	34,000
Commitment fee on syndicated credit agreement	12,000
Loan interest expense	2,094
Miscellaneous	21,873

Total expenses	31,650,746
Less: Distribution fee waiver—Class R	(692,732)

Net expenses	30,958,014

Net investment income (loss)	(2,165,482)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	126,278,165
Foreign currency transactions	17,274

126,295,439

Net change in unrealized appreciation (depreciation) on:
Investments	157,577,487
Foreign currencies	11,426

157,588,913

Net gain (loss) on investment and foreign currency transactions	283,884,352

Net Increase (Decrease) In Net Assets Resulting From Operations	$281,718,870

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,165,482)	$(3,982,135)
Net realized gain (loss) on investment and foreign currency transactions	126,295,439	213,779,630
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	157,588,913	(70,515,494)

Net increase (decrease) in net assets resulting from operations	281,718,870	139,282,001

Distributions from net realized gains (Note 1)
Class A	(73,078,272)	(53,790,565)
Class B	(1,827,195)	(1,529,817)
Class C	(8,263,488)	(4,685,609)
Class R	(20,608,511)	(2,843,467)
Class Z	(123,901,846)	(77,542,876)

	(227,679,312)	(140,392,334)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	902,430,150	702,187,016
Net asset value of shares issued in merger (Note 8)	—	305,704,769
Net asset value of shares issued in reinvestment of dividends and distributions	206,743,958	125,481,704
Cost of shares reacquired	(882,232,775)	(631,843,955)

Net increase (decrease) in net assets from Series share transactions	226,941,333	501,529,534

Total increase (decrease)	280,980,891	500,419,201

Net Assets:
Beginning of year	3,201,997,887	2,701,578,686

End of year	$3,482,978,778	$3,201,997,887

See Notes to Financial Statements.

Prudential Jennison Growth Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of six series: Prudential Jennison Growth Fund (the “Series”), Prudential Jennison Equity Opportunity Fund and Prudential Balanced Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Effective June 5, 2015, the Target Large Capitalization Growth Portfolio of the Target Portfolio Trust, merged into the Series.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments. Common and preferred stocks, exchange-traded

24

funds, and derivative instruments, such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a

Prudential Jennison Growth Fund	25

Notes to Financial Statements (continued)

security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

26

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Prudential Jennison Growth Fund	27

Notes to Financial Statements (continued)

REITs: The Series invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the

28

subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the average daily net assets on the next $2.7 billion and .55% of the average daily net assets in excess of $3 billion. The effective management fee rate was .57% of the Series’ average daily net assets for the year ended September 30, 2016.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2018 to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it has received $1,189,009 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2016, it received $9,438, $22,040 and $14,150 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees

Prudential Jennison Growth Fund	29

Notes to Financial Statements (continued)

and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Series’ securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period October 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $80,790 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totaled $131,743. Additionally, PGIM, Inc., reimbursed the Series $1,329 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended September 30, 2016, were $1,291,680,298 and $1,199,383,344, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated

30

net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2016, the adjustments were to decrease accumulated net investment loss by $2,166,423, decrease accumulated net realized gain on investment and foreign currency transactions by $17,274 and decrease paid-in capital in excess of par by $2,149,149 primarily due to differences between financial and tax reporting purposes of a net investment loss and net foreign currency gains. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2016, the tax character of dividends paid by the Series was $227,679,312 of long-term capital gains. For the year ended September 30, 2015, the tax character of dividends paid by the Series were $32,465,849 of ordinary income and $107,926,485 of long-term capital gains.

As of September 30, 2016, the accumulated undistributed earnings on a tax basis was $107,135,555 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,382,124,139	$1,427,271,954	$(50,901,883)	$1,376,370,071	$(7,420)	$1,376,362,651

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to net unrealized depreciation on receivables and payables on foreign currencies.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A

Prudential Jennison Growth Fund	31

Notes to Financial Statements (continued)

shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per shares. There are 1.25 billion shares authorized for the Series equally divided into six classes, designated Class A, Class B, Class C, Class I, Class R and Class Z shares. The Series currently does not have any Class I shares outstanding.

As of September 30, 2016, Prudential did not own any shares of the Series. In addition, 2 shareholders of record held 19% of the Series’ outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2016:
Shares sold	6,771,362	$195,983,825
Shares issued in reinvestment of dividends and distributions	2,261,377	67,728,237
Shares reacquired	(9,026,625)	(258,144,381)

Net increase (decrease) in shares outstanding before conversion	6,114	5,567,681
Shares issued upon conversion from other share class(es)	303,176	8,693,141
Shares reacquired upon conversion into other share class(es)	(276,494)	(7,889,700)

Net increase (decrease) in shares outstanding	32,796	$6,371,122

Year ended September 30, 2015:
Shares sold	4,932,493	$149,166,847
Shares issued in reinvestment of dividends and distributions	1,817,990	49,921,982
Shares reacquired	(7,456,107)	(224,528,218)

Net increase (decrease) in shares outstanding before conversion	(705,624)	(25,439,389)
Shares issued upon conversion from other share class(es)	266,665	8,067,340
Shares reacquired upon conversion into other share class(es)	(1,697,906)	(52,257,048)

Net increase (decrease) in shares outstanding	(2,136,865)	$(69,629,097)

32

Class B	Shares	Amount
Year ended September 30, 2016:
Shares sold	120,912	$2,900,218
Shares issued in reinvestment of dividends and distributions	69,502	1,736,861
Shares reacquired	(146,953)	(3,499,304)

Net increase (decrease) in shares outstanding before conversion	43,461	1,137,775
Shares reacquired upon conversion into other share class(es)	(219,292)	(5,198,698)

Net increase (decrease) in shares outstanding	(175,831)	$(4,060,923)

Year ended September 30, 2015:
Shares sold	101,154	$2,643,670
Shares issued in reinvestment of dividends and distributions	62,721	1,465,783
Shares reacquired	(104,268)	(2,690,965)

Net increase (decrease) in shares outstanding before conversion	59,607	1,418,488
Shares reacquired upon conversion into other share class(es)	(220,897)	(5,687,865)

Net increase (decrease) in shares outstanding	(161,290)	$(4,269,377)

Class C
Year ended September 30, 2016:
Shares sold	1,722,223	$41,887,020
Shares issued in reinvestment of dividends and distributions	284,466	7,123,026
Shares reacquired	(958,681)	(22,680,052)

Net increase (decrease) in shares outstanding before conversion	1,048,008	26,329,994
Shares reacquired upon conversion into other share class(es)	(92,243)	(2,223,725)

Net increase (decrease) in shares outstanding	955,765	$24,106,269

Year ended September 30, 2015:
Shares sold	975,678	$25,336,433
Shares issued in reinvestment of dividends and distributions	175,269	4,103,055
Shares reacquired	(417,938)	(10,762,358)

Net increase (decrease) in shares outstanding before conversion	733,009	18,677,130
Shares reacquired upon conversion into other share class(es)	(50,593)	(1,286,796)

Net increase (decrease) in shares outstanding	682,416	$17,390,334

Class R
Year ended September 30, 2016:
Shares sold	3,076,822	$78,342,361
Shares issued in reinvestment of dividends and distributions	758,861	20,322,288
Shares reacquired	(2,817,713)	(72,682,689)

Net increase (decrease) in shares outstanding before conversion	1,017,970	25,981,960
Shares issued upon conversion from other share class(es)	1,111	29,320

Net increase (decrease) in shares outstanding	1,019,081	$26,011,280

Year ended September 30, 2015:
Shares sold	1,393,234	$38,386,555
Shares issued in merger	7,774,375	218,304,459
Shares issued in reinvestment of dividends and distributions	105,654	2,619,164
Shares reacquired	(1,201,481)	(33,039,069)

Net increase (decrease) in shares outstanding	8,071,782	$226,271,109

Prudential Jennison Growth Fund	33

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended September 30, 2016:
Shares sold	19,073,115	$583,316,726
Shares issued in reinvestment of dividends and distributions	3,453,885	109,833,546
Shares reacquired	(17,329,671)	(525,226,349)

Net increase (decrease) in shares outstanding before conversion	5,197,329	167,923,923
Shares issued upon conversion from other share class(es)	331,592	10,084,105
Shares reacquired upon conversion into other share class(es)	(113,606)	(3,494,443)

Net increase (decrease) in shares outstanding	5,415,315	$174,513,585

Year ended September 30, 2015:
Shares sold	15,212,263	$486,653,511
Shares issued in merger	2,656,544	87,400,310
Shares issued in reinvestment of dividends and distributions	2,325,569	67,371,720
Shares reacquired	(11,329,237)	(360,823,345)

Net increase (decrease) in shares outstanding before conversion	8,865,139	280,602,196
Shares issued upon conversion from other share class(es)	1,652,723	53,510,303
Shares reacquired upon conversion into other share class(es)	(73,651)	(2,345,934)

Net increase (decrease) in shares outstanding	10,444,211	$331,766,565

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Series portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Series utilized the SCA during the year ended September 30, 2016. The average daily balance for the 12 days that the Series had loans outstanding during the period was $3,679,833, borrowed at a weighted interest rate of 1.71%. The maximum loan balance outstanding during the period was $7,145,000. At September 30, 2016, the Series did not have an outstanding loan balance.

34

Note 8. Reorganization

On May 13, 2015, shareholders of the Target Large Capitalization Growth Portfolio (the “merged portfolio”) approved the reorganization of the merged portfolio into the Prudential Jennison Growth Fund (“the Fund”). As a result of the reorganization, the assets and liabilities of the merged portfolio were exchanged for shares of the Fund and the shareholders of the merged portfolio are now shareholders of the Fund. The reorganization took place on June 5, 2015. On such date, the merged portfolio had total investments cost and value of $207,032,292 and $305,952,153, respectively, representing the principal assets acquired by the acquiring fund.

The purpose of the transaction was to combine two Funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 5, 2015:

Merged Portfolio		Acquiring Fund
Target Large Capitalization Growth Portfolio		Prudential Jennison Growth Fund
Class	Shares	Class	Shares	Value
R	10,958,839	R	7,774,375	$218,304,459
T	4,294,005	Z	2,656,544	87,400,310

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the merged portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio			Acquiring Fund
Target Large Capitalization Growth Portfolio			Prudential Jennison Growth Fund
Class	Net Assets	Unrealized Appreciation	Class	Net Assets
R	$218,304,459	$42,634,938	R	$56,122,507
T	87,400,310	56,283,683	Z	1,771,837,015

Assuming the acquisition had been completed on October 1, 2014, the Fund’s results of operations for the year ended September 30, 2015 were as follows:

Net investment loss	$(4,132,016	)(a)
Net realized and unrealized gain on investments	172,470,351	(b)

	$168,338,335

(a)	$(3,982,135), as reported in the Statement of Operations, plus $(432,881) Net Investment Loss from the merged portfolio pre-merger, plus $283,000 of pro-forma eliminated expenses.
(b)	$143,264,136, as reported in the Statement of Operations, plus $29,206,215 Net Realized and Unrealized Gain (Loss) on Investments from the merged portfolio pre-merger.

Prudential Jennison Growth Fund	35

Notes to Financial Statements (continued)

Because both the merged portfolio and the Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the merged portfolio that have been included in the Fund’s Statement of Operations since June 5, 2015.

Note 9. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

36

Financial Highlights

Class A Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$29.37	$29.31	$25.59	$21.16	$16.88
Income (loss) from investment operations:
Net investment income (loss)	(.06)	(.08)	(.08)	(.01)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.60	1.70	4.79	4.44	4.32
Total from investment operations	2.54	1.62	4.71	4.43	4.28
Less Distributions:
Distributions from net realized gains	(2.05)	(1.56)	(.99)	-	-
Net asset value, end of year	$29.86	$29.37	$29.31	$25.59	$21.16
Total Return(b):	8.63%	5.89%	18.72%	20.94%	25.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,044,317	$1,026,140	$1,086,552	$1,006,407	$904,802
Average net assets (000)	$1,061,391	$1,079,867	$1,079,657	$933,021	$916,595
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	1.05%	1.05%	1.06%	1.06%
Expenses before waivers and/or expense reimbursement	1.03%	1.05%	1.05%	1.06%	1.06%
Net investment income (loss)	(.19)%	(.26)%	(.27)%	(.04)%	(.18)%
Portfolio turnover rate	36%	41%	38%	43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	37

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$24.85	$25.21	$22.29	$18.55	$14.90
Income (loss) from investment operations:
Net investment income (loss)	(.21)	(.25)	(.23)	(.14)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19	1.45	4.14	3.88	3.80
Total from investment operations	1.98	1.20	3.91	3.74	3.65
Less Distributions:
Distributions from net realized gains	(2.05)	(1.56)	(.99)	-	-
Net asset value, end of year	$24.78	$24.85	$25.21	$22.29	$18.55
Total Return(b):	7.90%	5.14%	17.87%	20.16%	24.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,421	$21,843	$26,222	$28,166	$30,110
Average net assets (000)	$20,138	$25,070	$28,811	$28,518	$32,576
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.73%	1.75%	1.75%	1.76%	1.76%
Expenses before waivers and/or expense reimbursement	1.73%	1.75%	1.75%	1.76%	1.76%
Net investment income (loss)	(.89)%	(.96)%	(.97)%	(.72)%	(.88)%
Portfolio turnover rate	36%	41%	38%	43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$24.89	$25.25	$22.32	$18.58	$14.93
Income (loss) from investment operations:
Net investment income (loss)	(.21)	(.25)	(.24)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19	1.45	4.16	3.89	3.80
Total from investment operations	1.98	1.20	3.92	3.74	3.65
Less Distributions:
Distributions from net realized gains	(2.05)	(1.56)	(.99)	-	-
Net asset value, end of year	$24.82	$24.89	$25.25	$22.32	$18.58
Total Return(b):	7.89%	5.13%	17.89%	20.13%	24.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$115,018	$91,552	$75,620	$64,213	$58,437
Average net assets (000)	$110,677	$83,892	$71,867	$59,245	$55,226
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.73%	1.75%	1.75%	1.76%	1.76%
Expenses before waivers and/or expense reimbursement	1.73%	1.75%	1.75%	1.76%	1.76%
Net investment income (loss)	(.88)%	(.96)%	(.97)%	(.74)%	(.88)%
Portfolio turnover rate	36%	41%	38%	43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	39

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$26.47	$26.62	$23.37	$19.36	$15.47
Income (loss) from investment operations:
Net investment income (loss)	(.10)	(.16)	(.12)	(.05)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.33	1.57	4.36	4.06	3.96
Total from investment operations	2.23	1.41	4.24	4.01	3.89
Less Distributions:
Distributions from net realized gains	(2.05)	(1.56)	(.99)	-	-
Net asset value, end of year	$26.65	$26.47	$26.62	$23.37	$19.36
Total Return(b):	8.39%	5.68%	18.48%	20.71%	25.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$290,328	$261,304	$47,957	$37,198	$34,287
Average net assets (000)	$277,093	$122,239	$43,736	$38,280	$27,346
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.23%	1.25%	1.25%	1.26%	1.26%
Expenses before waivers and/or expense reimbursement	1.48%	1.50%	1.50%	1.51%	1.51%
Net investment income (loss)	(.39)%	(.57)%	(.48)%	(.25)%	(.38)%
Portfolio turnover rate	36%	41%	38%	43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$31.05	$30.81	$26.78	$22.07	$17.56
Income (loss) from investment operations:
Net investment income (loss)	.03	.01	.01	.06	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.76	1.79	5.01	4.65	4.49
Total from investment operations	2.79	1.80	5.02	4.71	4.51
Less Dividends and Distributions:
Dividends from net investment income	-	-	- (d)	-	-
Distributions from net realized gains	(2.05)	(1.56)	(.99)	-	-
Total dividends and distributions	(2.05)	(1.56)	(.99)	-	-
Net asset value, end of year	$31.79	$31.05	$30.81	$26.78	$22.07
Total Return(b):	8.99%	6.20%	19.07%	21.34%	25.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,015,895	$1,801,158	$1,465,227	$1,241,434	$984,242
Average net assets (000)	$1,944,589	$1,701,486	$1,398,654	$1,077,941	$1,103,837
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.73%	.75%	.75%	.76%	.76%
Expenses before waivers and/or expense reimbursement	.73%	.75%	.75%	.76%	.76%
Net investment income (loss)	.11%	.03%	.03%	.25%	.12%
Portfolio turnover rate	36%	41%	38%	43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund, one of the series constituting Prudential Investment Portfolios, Inc, (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2016

42

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2016, the Series reported the maximum amount allowed per share, but not less than $2.05 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2016.

Prudential Jennison Growth Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Growth Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0298911-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Asset Allocation Funds

ANNUAL REPORT	SEPTEMBER 30, 2016

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Objective: Balanced / Allocation

Highlights

PRUDENTIAL ASSET ALLOCATION FUNDS

•	The Funds benefited from strong performance by the large majority of underlying fixed income funds, which outpaced their respective benchmark indices.

•	The poor performance of the Funds’ underlying US and international equity funds, which generally trailed their respective benchmark indices, detracted from results.

•

A strategic overweight in shorter-duration bonds, which have less sensitivity to interest-rate movements, hurt results as these securities lagged the broad US fixed income market. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name for Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM) a Prudential Financial company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. The report covers performance for the 12-month period that ended September 30, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Funds

November 15, 2016

Prudential Asset Allocation Funds	3

Conservative Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.61	34.74	58.47	—
Class B	5.84	29.84	47.01	—
Class C	5.75	29.83	47.00	—
Class R	6.32	33.05	N/A	49.60 (1/12/07)
Class Z	6.85	36.49	62.39	—
Conservative Customized Blend Index	7.47	37.91	60.12	—
Russell 1000® Index	14.93	113.76	104.20	—
S&P 500 Index	15.41	113.29	101.03	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	7.30	33.03	51.42	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.75	4.95	4.12	—
Class B	0.86	5.20	3.93	—
Class C	4.76	5.36	3.93	—
Class R	6.32	5.88	N/A	4.23 (1/12/07)
Class Z	6.85	6.42	4.97	—
Conservative Customized Blend Index	7.47	6.64	4.82	—
Russell 1000 Index	14.93	16.41	7.40	—
S&P 500 Index	15.41	16.36	7.23	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	7.30	5.83	4.17	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.61	6.15	4.71	—
Class B	5.84	5.36	3.93	—
Class C	5.75	5.36	3.93	—
Class R	6.32	5.88	N/A	4.23 (1/12/07)
Class Z	6.85	6.42	4.97	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2006) and the account values at the end of the current fiscal year (September 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Prudential Asset Allocation Funds	5

Conservative Allocation Fund

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Conservative Customized Blend Index—The Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25.5%), the MSCI ACWI ex-US ND Index (10%), the Bloomberg Barclays US Aggregate Bond Index (29%), the Bloomberg Barclays 1-3 Year Government/Credit Index (29%), the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%), and the Citigroup 3-Month T-Bill Index (1.5%). The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 43.84% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 4.24% for Class R shares.

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Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 90.93% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 6.86% for Class R shares.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 88.42% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 6.71% for Class R shares.

Lipper Mixed-Asset Target Allocation Conservative Funds Average—The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the periods noted. Funds in the Lipper Average maintain a mix of between 20% and 40% equity securities with the remainder in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 46.50% for Class R shares. The average annual total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 3.93% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date of Class R shares, and not from the class’s actual inception date.

Prudential Asset Allocation Funds	7

Conservative Customized Blend

Performance Target

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2016, and their weightings in the Conservative Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Bloomberg Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

The FTSE EPRA/NAREIT Developed Real Estate Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

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Moderate Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.92	49.95	59.70	—
Class B	7.13	44.36	47.99	—
Class C	7.06	44.40	48.02	—
Class R	7.60	47.65	N/A	47.82 (1/12/07)
Class Z	8.21	51.89	63.67	—
Moderate Customized Blend Index	10.15	58.58	70.66	—
Russell 1000 Index	14.93	113.76	104.20	—
S&P 500 Index	15.41	113.29	101.03	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	8.91	48.74	59.50	—
Lipper Mixed-Asset Target Allocation Growth Funds Average*	9.23	61.25	64.97	—

Prudential Asset Allocation Funds	9

Moderate Allocation Fund

Your Fund’s Performance (continued)

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	1.99	7.22	4.20	—
Class B	2.15	7.47	4.00	—
Class C	6.06	7.62	4.00	—
Class R	7.60	8.11	N/A	4.10 (1/12/07)
Class Z	8.21	8.72	5.05	—
Moderate Customized Blend Index	10.15	9.66	5.49	—
Russell 1000 Index	14.93	16.41	7.40	—
S&P 500 Index	15.41	16.36	7.23	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	8.91	8.21	4.73	—
Lipper Mixed-Asset Target Allocation Growth Funds Average*	9.23	9.97	5.06	—

*The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Average Annual Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.92	8.44	4.79	—
Class B	7.13	7.62	4.00	—
Class C	7.06	7.62	4.00	—
Class R	7.60	8.11	N/A	4.10 (1/12/07)
Class Z	8.21	8.72	5.05	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2006) and the account values at the end of the current fiscal year (September 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Asset Allocation Funds	11

Moderate Allocation Fund

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Moderate Customized Blend Index—The Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI ACWI ex-US ND Index (15%), the Bloomberg Barclays US Aggregate Bond Index (19%), the Bloomberg Barclays 1-3 Year Government/Credit Index (14%), the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%), and the Citigroup 3-Month T-Bill Index (2%). The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 50.71% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 4.80% for Class R shares.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 90.93% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 6.86% for Class R shares.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 88.42% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 6.71% for Class R shares.

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Lipper Mixed-Asset Target Allocation Moderate Funds Average—The Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 52.05% for Class R shares. The average annual total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 4.34% for Class R shares.

Lipper Mixed-Asset Target Allocation Growth Funds Average—The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 56.28% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 4.61% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the inception date of Class R shares, and not from the class’s actual inception date.

Prudential Asset Allocation Funds	13

Moderate Customized Blend

Performance Target

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2016, and their weightings in the Moderate Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Bloomberg Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

The FTSE EPRA/NAREIT Developed Real Estate Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

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Growth Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.13	63.92	54.71	—
Class B	8.35	58.01	43.50	—
Class C	8.34	57.96	43.69	—
Class R	8.91	61.96	N/A	41.48 (1/12/07)
Class Z	9.39	65.85	58.53	—
Growth Customized Blend Index	12.50	78.09	75.18	—
Russell 1000 Index	14.93	113.76	104.20	—
S&P 500 Index	15.41	113.29	101.03	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	10.33	71.46	54.91	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.13	9.15	3.87	—
Class B	3.43	9.44	3.68	—
Class C	7.36	9.57	3.69	—
Class R	8.91	10.12	N/A	3.63 (1/12/07)
Class Z	9.39	10.65	4.72	—
Growth Customized Blend Index	12.50	12.23	5.77	—
Russell 1000 Index	14.93	16.41	7.40	—
S&P 500 Index	15.41	16.36	7.23	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	10.33	11.37	4.43	—

Prudential Asset Allocation Funds	15

Growth Allocation Fund

Your Fund’s Performance (continued)

Average Annual Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.13	10.39	4.46	—
Class B	8.35	9.58	3.68	—
Class C	8.34	9.57	3.69	—
Class R	8.91	10.12	N/A	3.63 (1/12/07)
Class Z	9.39	10.65	4.72	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2006) and the account values at the end of the current fiscal year (September 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

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Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Growth Customized Blend Index—The Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US ND Index (24%), the Bloomberg Barclays US Aggregate Bond Index (8%), the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%), and the Citigroup 3-Month T-Bill Index (2.5%). The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 51.34% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 4.85% for Class R shares.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The

Prudential Asset Allocation Funds	17

Growth Allocation Fund

Your Fund’s Performance (continued)

cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 90.93% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 6.86% for Class R shares.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 88.42% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 6.71% for Class R shares.

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average—The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category for the periods noted. Funds in the Lipper Average are funds of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 44.71% for Class R shares. The average annual total return for the Average measured from the month-end closest to the inception date through 9/30/16 is 3.82% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the inception date for Class R shares, and not from the class’s actual inception date.

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Growth Customized Blend

Performance Target

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2016, and their weightings in the Growth Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

The FTSE EPRA/NAREIT Developed Real Estate Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

Prudential Asset Allocation Funds	19

Prudential Asset Allocation Funds

Strategy and Performance Overview

What were market conditions?

•

When the reporting period began, the equity markets were dominated by anxiety about the potential of a Federal Reserve (Fed) rate hike, the health of the Chinese economy, and China’s unexpected devaluation of its currency, the yuan. The fixed income markets, meanwhile, reflected investor uncertainty about weaker global economic growth, the Fed’s rate hiking schedule, record new issuance, and steep declines in energy and commodity prices. In mid-December, the Fed raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016 although its forecasts for US economic growth, inflation, and unemployment were little changed from December. (A dovish tone tends to imply lower interest rates.)

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. Although the Brexit decision raised considerable uncertainty, the macroeconomic fallout appeared to be manageable, if not limited. However, Switzerland, Spain, and Ireland have significant banking system exposure to the UK. The Fed left short-term rates unchanged, with some policymakers suggesting there would be just a single rate hike in 2016. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter and through the end of the period, global central bank monetary policy remained accommodative, providing support to the world’s bond markets. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed amid stability in energy prices as well as a general search for yield in the low interest-rate environment. Equity markets appeared to shrug off the drama of Brexit as volatility was generally kept in check, with the exception of a brief sell-off in the US on fears that the Fed might raise rates by the end of 2016.

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Prudential Conservative Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Conservative Allocation Fund’s Class A shares returned 6.61% for the 12-month period ended September 30, 2016, underperforming the 7.47% return of the Conservative Customized Blend Index (the Index) and the 7.30% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What worked?

•	The large majority of the underlying fixed income funds outperformed their respective benchmark indices, which added to the Fund’s performance.

•	A strategic allocation to high yield corporate bonds, which outpaced the broad fixed income market, enhanced results.

•	Within US equities, the Fund was helped by its strategic tilts to small-cap stocks and value stocks, both of which outperformed the broad equity market.

What didn’t work?

•	The Fund was hampered by poor performance across underlying US and international equity funds, who generally lagged their respective benchmark indices.

•

A strategic overweight in shorter duration bonds, which underperformed the broad US fixed income market, detracted from returns. (The shorter the duration of a bond, the lower its sensitivity to interest-rate movements.)

•	The Fund’s underlying real estate fund turned in weak performance relative to its benchmark index.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	21

Prudential Moderate Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Moderate Allocation Fund’s Class A shares returned 7.92% for the 12-month period ended September 30, 2016, underperforming the 10.15% return of the Moderate Customized Blend Index (the Index) and the 8.91% return of the Lipper Mixed-Asset Target Allocation Moderate Funds Average.

What worked?

•	The large majority of the underlying fixed income managers outperformed their respective benchmark indices, which added to the Fund’s performance.

•	A strategic allocation to high yield corporate bonds, which outpaced the broad fixed income market, enhanced results.

•	Within US equities, the Fund was helped by its strategic tilts to small-cap stocks and value stocks, both of which outperformed the broad equity market.

What didn’t work?

•	The Fund was hampered by poor performance across underlying US and international equity managers, who generally lagged their respective benchmark indices.

•

A strategic overweight in shorter duration bonds, which underperformed the broad US fixed income market, detracted from returns. (The shorter the duration of a bond, the less its sensitivity to interest-rate movements.)

•	The Fund’s underlying real estate fund turned in weak performance relative to its benchmark index.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

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Prudential Growth Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Growth Allocation Fund’s Class A shares returned 9.13% for the 12-month period ended September 30, 2016, underperforming the 12.50% return of the Growth Customized Blend Index (the Index) and the 10.33% return of the Lipper Mixed-Asset Target Allocation Growth Aggressive Funds Average.

What worked?

•	Within US equities, the Fund was helped by its strategic tilts to underlying funds investing in small-cap stocks and value stocks, both of which outperformed the broad equity market.

•	The large majority of the underlying fixed income funds outpaced their respective benchmark indices, which added to the Fund’s performance.

•	A strategic allocation to high yield corporate bonds, which outperformed the broad fixed income market, enhanced results.

What didn’t work?

•	The Fund was hampered by poor performance across underlying US and international equity funds, who generally lagged their respective benchmark indices.

•	A strategic overweight in shorter duration bonds, which underperformed the broad US fixed income market, detracted from returns.

•	The Fund’s underlying real estate fund turned in weak performance relative to its benchmark index.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Current outlook

•

Overall, the global environment is characterized by low real interest rates, sluggish demand, slow economic growth, and subpar inflation. (The real interest rate is the rate of interest one may receive after allowing for inflation.)

•	Quantitative Management Associates LLC (QMA) believes global economic growth will have difficulty exceeding 3%, a far cry from the growth of between 4% and 5% before the 2008-2009 financial crisis.

•	In the developed markets, QMA thinks economic growth is likely to remain lackluster, given headwinds from demographics and poor productivity growth.

Prudential Asset Allocation Funds	23

Prudential Growth Allocation Fund

Strategy and Performance Overview (continued)

•

The structural reforms necessary to help reinvigorate growth may be hampered by elevated political risks around the globe, including Brexit, the US elections, Italy’s referendum on constitutional reform, and German and French elections in 2017.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2016, at the beginning of the period, and held through the six-month period ended September 30, 2016. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were

Prudential Asset Allocation Funds	25

Fees and Expenses (continued)

charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,042.20	1.47%	$7.50
	Hypothetical	$1,000.00	$1,017.66	1.47%	$7.41
Class B	Actual	$1,000.00	$1,038.70	2.22%	$11.31
	Hypothetical	$1,000.00	$1,013.91	2.22%	$11.17
Class C	Actual	$1,000.00	$1,038.70	2.22%	$11.31
	Hypothetical	$1,000.00	$1,013.91	2.22%	$11.17
Class R	Actual	$1,000.00	$1,040.80	1.72%	$8.77
	Hypothetical	$1,000.00	$1,016.41	1.72%	$8.67
Class Z	Actual	$1,000.00	$1,043.30	1.22%	$6.23
	Hypothetical	$1,000.00	$1,018.91	1.22%	$6.15

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2016, and divided by the 366 days in the Fund's fiscal year ended September 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

26	Visit our website at prudentialfunds.com

Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,048.90	1.57%	$8.05
	Hypothetical	$1,000.00	$1,017.14	1.57%	$7.92
Class B	Actual	$1,000.00	$1,044.70	2.32%	$11.87
	Hypothetical	$1,000.00	$1,013.39	2.32%	$11.68
Class C	Actual	$1,000.00	$1,043.90	2.32%	$11.86
	Hypothetical	$1,000.00	$1,013.39	2.32%	$11.68
Class R	Actual	$1,000.00	$1,046.90	1.82%	$9.32
	Hypothetical	$1,000.00	$1,015.89	1.82%	$9.18
Class Z	Actual	$1,000.00	$1,049.70	1.32%	$6.77
	Hypothetical	$1,000.00	$1,018.39	1.32%	$6.67

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2016, and divided by the 366 days in the Fund's fiscal year ended September 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,055.60	1.67%	$8.60
	Hypothetical	$1,000.00	$1,016.64	1.67%	$8.43
Class B	Actual	$1,000.00	$1,052.30	2.42%	$12.43
	Hypothetical	$1,000.00	$1,012.89	2.42%	$12.19
Class C	Actual	$1,000.00	$1,051.60	2.42%	$12.43
	Hypothetical	$1,000.00	$1,012.89	2.42%	$12.19
Class R	Actual	$1,000.00	$1,054.70	1.92%	$9.88
	Hypothetical	$1,000.00	$1,015.39	1.92%	$9.69
Class Z	Actual	$1,000.00	$1,057.00	1.42%	$7.32
	Hypothetical	$1,000.00	$1,017.89	1.42%	$7.18

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2016, and divided by the 366 days in the Fund's fiscal year ended September 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Asset Allocation Funds	27

Fees and Expenses (continued)

Each Fund’s annual expense ratios for the 12-month period ended September 30, 2016, are as follows:

Conservative Allocation Fund

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.52	1.47
B	2.22	2.22
C	2.22	2.22
R	1.97	1.72
Z	1.22	1.22

Moderate Allocation Fund

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.62	1.57
B	2.32	2.32
C	2.32	2.32
R	2.07	1.82
Z	1.32	1.32

Growth Allocation Fund

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.89	1.67
B	2.59	2.42
C	2.59	2.42
R	2.34	1.92
Z	1.59	1.42

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. These expenses include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

28	Visit our website at prudentialfunds.com

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	573,866	$5,509,109
Prudential Global Real Estate Fund (Class Q)	275,786	6,872,587
Prudential Government Income Fund (Class Q)	989,651	9,738,162
Prudential High Yield Fund (Class Q)	506,109	2,763,355
Prudential Jennison 20/20 Focus Fund (Class Q)	85,295	1,401,394
Prudential Jennison Equity Opportunity Fund (Class Q)	140,784	2,787,531
Prudential Jennison Growth Fund (Class Z)*	98,526	3,132,157
Prudential Jennison International Opportunities Fund (Class Q)*	417,805	5,527,556
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	56,255	2,100,579
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	667	24,976
Prudential Jennison Small Company Fund, Inc. (Class Q)	203,065	4,847,150
Prudential Jennison Value Fund (Class Q)	78,642	1,412,402
Prudential QMA International Equity Fund (Class Z)	1,252,782	8,268,364
Prudential QMA Large-Cap Core Equity Fund (Class Z)	326,693	5,272,822
Prudential QMA Long-Short Equity Fund (Class Z)*	363,427	4,157,607
Prudential QMA Mid-Cap Value Fund (Class Q)	156,911	3,113,109
Prudential QMA Small-Cap Value Fund (Class Q)	74,132	1,384,793
Prudential QMA Strategic Value Fund (Class Z)	575,281	7,593,704
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	3,451,106	33,544,750
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	62,500	700,630
Prudential Total Return Bond Fund (Class Q)	1,761,789	26,074,480

TOTAL LONG-TERM INVESTMENTS (cost $118,663,661)		136,227,217

SHORT-TERM INVESTMENT 0.8%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $1,170,508)(Note 3)	1,170,508	1,170,508

TOTAL INVESTMENTS(a) 100.0% (cost $119,834,169)(Note 5)		137,397,725
Liabilities in excess of other assets		(40,448)

NET ASSETS 100.0%		$137,357,277

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	29

Prudential Conservative Allocation Fund

Portfolio of Investments (continued)

as of September 30, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$137,397,725	$—	$—

The investment allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2016 were as follows (unaudited):

Multi-Sector Debt	47.4%
International	10.1
U.S. Government Debt	7.1
Large-Cap Value	6.6
Large/Mid-Cap Growth	5.8
Global Real Estate	5.0
Large-Cap Core	4.9
Small-Cap Core	3.5
Small/Mid-Cap Value	3.3%
Long-Short Cap	3.0
High Yield	2.0
Short-Term Debt	0.5

99.2
Short-Term Investment	0.8

100.0%

See Notes to Financial Statements.

30

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	342,078	$3,283,950
Prudential Global Real Estate Fund (Class Q)	326,969	8,148,068
Prudential Government Income Fund (Class Q)	496,890	4,889,394
Prudential High Yield Fund (Class Q)	304,900	1,664,755
Prudential Jennison 20/20 Focus Fund (Class Q)	200,264	3,290,333
Prudential Jennison Equity Opportunity Fund (Class Q)	333,203	6,597,417
Prudential Jennison Growth Fund (Class Z)*	155,787	4,952,479
Prudential Jennison International Opportunities Fund (Class Q)*	742,010	9,816,788
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	132,677	4,954,150
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	1,377	51,570
Prudential Jennison Small Company Fund, Inc. (Class Q)	395,465	9,439,756
Prudential Jennison Value Fund (Class Q)	275,209	4,942,754
Prudential QMA International Equity Fund (Class Z)	2,226,731	14,696,424
Prudential QMA Large-Cap Core Equity Fund (Class Z)	920,469	14,856,370
Prudential QMA Long-Short Equity Fund (Class Z)*	573,434	6,560,086
Prudential QMA Mid-Cap Value Fund (Class Q)	289,552	5,744,717
Prudential QMA Small-Cap Value Fund (Class Q)	132,274	2,470,875
Prudential QMA Strategic Value Fund (Class Z)	993,185	13,110,048
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	2,180,214	21,191,678
Prudential Total Return Bond Fund (Class Q)	1,429,326	21,154,025

TOTAL LONG-TERM INVESTMENTS (cost $131,297,246)		161,815,637

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $1,547,767)(Note 3)	1,547,767	1,547,767

TOTAL INVESTMENTS(a) 100.1% (cost $132,845,013)(Note 5)		163,363,404
Liabilities in excess of other assets (0.1)%		(189,841)

NET ASSETS 100.0%		$163,173,563

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	31

Prudential Moderate Allocation Fund

Portfolio of Investments (continued)

as of September 30, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$163,363,404	$—	$—

The investment allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2016 were as follows (unaudited):

Multi-Sector Debt	28.0%
International	15.0
Large-Cap Core	11.1
Large-Cap Value	11.1
Large/Mid-Cap Growth	10.2
Small-Cap Core	5.8
Small/Mid-Cap Value	5.0
Global Real Estate	5.0
Long-Short Cap	4.0%
U.S. Government Debt	3.0
High Yield	1.0

99.2
Short-Term Investment	0.9
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

32

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	49,133	$471,677
Prudential Global Real Estate Fund (Class Q)	185,418	4,620,618
Prudential High Yield Fund (Class Q)	86,543	472,524
Prudential Jennison 20/20 Focus Fund (Class Q)	170,125	2,795,153
Prudential Jennison Equity Opportunity Fund (Class Q)	329,650	6,527,068
Prudential Jennison Growth Fund (Class Z)*	102,616	3,262,175
Prudential Jennison International Opportunities Fund (Class Q)*	665,634	8,806,332
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	93,713	3,499,253
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	1,629	61,007
Prudential Jennison Small Company Fund, Inc. (Class Q)	321,464	7,673,338
Prudential Jennison Value Fund (Class Q)	169,245	3,039,633
Prudential QMA International Equity Fund (Class Z)	2,030,843	13,403,564
Prudential QMA Large-Cap Core Equity Fund (Class Z)	651,670	10,517,953
Prudential QMA Long-Short Equity Fund (Class Z)*	405,380	4,637,550
Prudential QMA Mid-Cap Value Fund (Class Q)	211,311	4,192,417
Prudential QMA Small-Cap Value Fund (Class Q)	99,687	1,862,156
Prudential QMA Strategic Value Fund (Class Z)	794,445	10,486,671
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	29,041	282,274
Prudential Total Return Bond Fund (Class Q)	356,647	5,278,376

TOTAL LONG-TERM INVESTMENTS (cost $72,725,144)		91,889,739

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $832,349)(Note 3)	832,349	832,349

TOTAL INVESTMENTS(a) 100.0% (cost $73,557,493)(Note 5)		92,722,088
Liabilities in excess of other assets		(16,259)

NET ASSETS 100.0%		$92,705,829

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	33

Prudential Growth Allocation Fund

Portfolio of Investments (continued)

as of September 30, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$92,722,088	$—	$—

The investment allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2016 were as follows (unaudited):

International	24.0%
Large-Cap Value	14.6
Large-Cap Core	14.3
Large/Mid-Cap Growth	14.3
Small-Cap Core	8.3
Small/Mid-Cap Value	6.5
Multi-Sector Debt	6.5
Long-Short Cap	5.0
Global Real Estate	5.0%
High Yield	0.5
Natural Resources	0.1

99.1
Short-Term Investment	0.9

100.0%

See Notes to Financial Statements.

34

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets

ANNUAL REPORT	September 30, 2016

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2016

Assets
Affiliated investments (cost $119,834,169)	$137,397,725
Receivable for investments sold	330,000
Dividends receivable	176,629
Receivable for Fund shares sold	44,856
Prepaid expenses	1,702

Total assets	137,950,912

Liabilities
Payable for investments purchased	286,999
Payable for Fund shares reacquired	157,103
Accrued expenses	60,534
Distribution fee payable	55,203
Management fee payable	22,719
Affiliated transfer agent fee payable	11,077

Total liabilities	593,635

Net Assets	$137,357,277

Net assets were comprised of:
Common stock, at par	$11,065
Paid-in capital in excess of par	119,916,358

119,927,423
Undistributed net investment income	294,235
Accumulated net realized loss on investment transactions	(427,937)
Net unrealized appreciation on investments	17,563,556

Net assets, September 30, 2016	$137,357,277

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share ($85,173,229 ÷ 6,852,120 shares of common stock issued and outstanding)	$12.43
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.15

Class B
Net asset value, offering price and redemption price per share ($16,107,309 ÷ 1,302,510 shares of common stock issued and outstanding)	$12.37

Class C
Net asset value, offering price and redemption price per share ($28,324,835 ÷ 2,289,436 shares of common stock issued and outstanding)	$12.37

Class R
Net asset value, offering price and redemption price per share ($114,746 ÷ 9,201 shares of common stock issued and outstanding)	$12.47

Class Z
Net asset value, offering price and redemption price per share ($7,637,158 ÷ 611,522 shares of common stock issued and outstanding)	$12.49

See Notes to Financial Statements.

Prudential Asset Allocation Funds	37

Prudential Moderate Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2016

Assets
Affiliated investments (cost $132,845,013)	$163,363,404
Receivable for investments sold	240,000
Dividends receivable	119,053
Receivable for Fund shares sold	101,032
Prepaid expenses	1,882

Total assets	163,825,371

Liabilities
Payable for investments purchased	265,704
Payable for Fund shares reacquired	183,896
Accrued expenses	77,989
Distribution fee payable	67,641
Management fee payable	37,447
Affiliated transfer agent fee payable	19,131

Total liabilities	651,808

Net Assets	$163,173,563

Net assets were comprised of:
Common stock, at par	$11,756
Paid-in capital in excess of par	131,859,657

131,871,413
Accumulated net realized gain on investment transactions	783,759
Net unrealized appreciation on investments	30,518,391

Net assets, September 30, 2016	$163,173,563

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share ($106,172,784 ÷ 7,624,092 shares of common stock issued and outstanding)	$13.93
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price to public	$14.74

Class B
Net asset value, offering price and redemption price per share ($25,407,179 ÷ 1,842,604 shares of common stock issued and outstanding)	$13.79

Class C
Net asset value, offering price and redemption price per share ($28,306,167 ÷ 2,053,472 shares of common stock issued and outstanding)	$13.78

Class R
Net asset value, offering price and redemption price per share ($4,048 ÷ 292.7 shares of common stock issued and outstanding)	$13.83

Class Z
Net asset value, offering price and redemption price per share ($3,283,385 ÷ 235,381 shares of common stock issued and outstanding)	$13.95

See Notes to Financial Statements.

Prudential Asset Allocation Funds	39

Prudential Growth Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2016

Assets
Affiliated investments (cost $73,557,493)	$92,722,088
Receivable for investments sold	160,000
Receivable for Fund shares sold	29,853
Dividends receivable	16,434
Prepaid expenses	1,304

Total assets	92,929,679

Liabilities
Accrued expenses	77,006
Payable for investments purchased	76,982
Distribution fee payable	34,692
Affiliated transfer agent fee payable	17,565
Payable for Fund shares reacquired	16,787
Management fee payable	818

Total liabilities	223,850

Net Assets	$92,705,829

Net assets were comprised of:
Common stock, at par	$5,883
Paid-in capital in excess of par	73,366,203

73,372,086
Accumulated net realized gain on investment transactions	169,148
Net unrealized appreciation on investments	19,164,595

Net assets, September 30, 2016	$92,705,829

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share ($65,037,918 ÷ 4,079,651 shares of common stock issued and outstanding)	$15.94
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.87

Class B
Net asset value, offering price and redemption price per share ($13,335,292 ÷ 872,867 shares of common stock issued and outstanding)	$15.28

Class C
Net asset value, offering price and redemption price per share ($12,473,325 ÷ 815,495 shares of common stock issued and outstanding)	$15.30

Class R
Net asset value, offering price and redemption price per share ($13,818 ÷ 874.3 shares of common stock issued and outstanding)	$15.80

Class Z
Net asset value, offering price and redemption price per share ($1,845,476 ÷ 114,347 shares of common stock issued and outstanding)	$16.14

See Notes to Financial Statements.

Prudential Asset Allocation Funds	41

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2016

Net Investment Income (Loss)
Affiliated dividend income	$2,998,126

Expenses
Management fee	285,061
Distribution fee—Class A	245,437
Distribution fee—Class B	235,605
Distribution fee—Class C	302,563
Distribution fee—Class R	757
Transfer agent’s fees and expenses (including affiliated expense of $57,317)	158,000
Registration fees	86,000
Custodian and accounting fees (net of $12,100 fee credit)	56,000
Audit fee	33,000
Shareholders’ reports	24,000
Legal fees and expenses	22,000
Directors’ fees	11,000
Insurance expenses	1,000
Loan interest expense	54
Miscellaneous	11,763

Total expenses	1,472,240
Less: Distribution fee waiver—Class A	(40,906)
Distribution fee waiver—Class R	(252)

Net expenses	1,431,082

Net investment income (loss)	1,567,044

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on affiliated investment transactions	(2,112,961)
Net capital gain distributions received	3,170,232

1,057,271

Net change in unrealized appreciation (depreciation) on investments	6,008,273

Net gain (loss) on investment transactions	7,065,544

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,632,588

See Notes to Financial Statements.

42

Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2016

Net Investment Income (Loss)
Affiliated dividend income	$2,779,322

Expenses
Management fee	331,689
Distribution fee—Class A	300,729
Distribution fee—Class B	326,503
Distribution fee—Class C	296,286
Distribution fee—Class R	29
Transfer agent’s fees and expenses (including affiliated expense of $99,500)	250,000
Registration fees	84,000
Custodian and accounting fees (net of $12,100 fee credit)	55,000
Audit fee	34,000
Shareholders’ reports	28,000
Legal fees and expenses	20,000
Directors’ fees	13,000
Insurance expenses	1,000
Miscellaneous	13,177

Total expenses	1,753,413
Less: Expense subsidy	(678)
Distribution fee waiver—Class A	(50,123)
Distribution fee waiver—Class R	(10)

Net expenses	1,702,602

Net investment income (loss)	1,076,720

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on affiliated investment transactions	(2,723,632)
Net capital gain distributions received	6,182,151

3,458,519

Net change in unrealized appreciation (depreciation) on investments	7,584,017

Net gain (loss) on investment transactions	11,042,536

Net Increase (Decrease) In Net Assets Resulting From Operations	$12,119,256

See Notes to Financial Statements.

Prudential Asset Allocation Funds	43

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2016

Net Investment Income (Loss)
Affiliated dividend income	$1,126,322

Expenses
Management fee	181,349
Distribution fee—Class A	181,829
Distribution fee—Class B	161,711
Distribution fee—Class C	120,909
Distribution fee—Class R	59
Transfer agent’s fees and expenses (including affiliated expense of $89,800)	195,000
Registration fees	77,000
Custodian and accounting fees (net of $12,100 fee credit)	61,000
Audit fee	33,000
Shareholders’ reports	25,000
Legal fees and expenses	18,000
Directors’ fees	11,000
Insurance expenses	1,000
Miscellaneous	9,633

Total expenses	1,076,490
Less: Expense subsidy	(158,635)
Distribution fee waiver—Class A	(30,305)
Distribution fee waiver—Class R	(20)

Net expenses	887,530

Net investment income (loss)	238,792

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on affiliated investment transactions	(1,891,066)
Net capital gain distributions received	4,583,473

2,692,407

Net change in unrealized appreciation (depreciation) on investments	4,816,236

Net gain (loss) on investment transactions	7,508,643

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,747,435

See Notes to Financial Statements.

44

Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,567,044	$2,291,646
Net realized gain (loss) on investment transactions	(2,112,961)	4,423,804
Net capital gain distributions received	3,170,232	3,392,498
Net change in unrealized appreciation (depreciation) on investments	6,008,273	(12,519,977)

Net increase (decrease) in net assets resulting from operations	8,632,588	(2,412,029)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,378,069)	(1,651,224)
Class B	(259,712)	(564,075)
Class C	(305,974)	(437,292)
Class R	(1,462)	(1,918)
Class Z	(128,099)	(145,244)

	(2,073,316)	(2,799,753)

Distributions from net realized gains and capital distributions received
Class A	(3,963,183)	(1,945,817)
Class B	(1,326,261)	(1,038,222)
Class C	(1,556,854)	(778,453)
Class R	(4,783)	(2,553)
Class Z	(320,891)	(149,793)

	(7,171,972)	(3,914,838)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	27,728,528	30,497,463
Net asset value of shares issued in reinvestment of dividends and distributions	8,541,312	6,107,088
Cost of shares reacquired	(39,293,635)	(34,030,440)

Net increase (decrease) in net assets from Fund share transactions	(3,023,795)	2,574,111

Total increase (decrease)	(3,636,495)	(6,552,509)

Net Assets:
Beginning of year	140,993,772	147,546,281

End of year(a)	$137,357,277	$140,993,772

(a) Includes undistributed net investment income of:	$294,235	$609,249

See Notes to Financial Statements.

Prudential Asset Allocation Funds	45

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,076,720	$1,568,170
Net realized gain (loss) on investment transactions	(2,723,632)	5,501,833
Net capital gain distributions received	6,182,151	7,008,157
Net change in unrealized appreciation (depreciation) on investments	7,584,017	(19,401,378)

Net increase (decrease) in net assets resulting from operations	12,119,256	(5,323,218)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,482,352)	(1,922,706)
Class B	(258,894)	(650,555)
Class C	(227,324)	(387,403)
Class R	(47)	(3,242)
Class Z	(65,766)	(77,547)

	(2,034,383)	(3,041,453)

Distributions from net realized gains and capital gain distributions received
Class A	(6,166,331)	(3,284,805)
Class B	(2,224,171)	(1,752,393)
Class C	(1,952,947)	(1,043,543)
Class R	(239)	(6,312)
Class Z	(233,128)	(117,938)

	(10,576,816)	(6,204,991)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,792,383	21,958,284
Net asset value of shares issued in reinvestment of dividends and distributions	12,128,699	8,867,760
Cost of shares reacquired	(29,662,108)	(27,236,871)

Net increase (decrease) in net assets from Fund share transactions	(5,741,026)	3,589,173

Total increase (decrease)	(6,232,969)	(10,980,489)

Net Assets:
Beginning of year	169,406,532	180,387,021

End of year(a)	$163,173,563	$169,406,532

(a) Includes undistributed net investment income of:	$—	$661,864

See Notes to Financial Statements.

46

Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$238,792	$222,263
Net realized gain (loss) on investment transactions	(1,891,066)	4,344,527
Net capital gain distributions received	4,583,473	5,161,699
Net change in unrealized appreciation (depreciation) on investments	4,816,236	(14,221,630)

Net increase (decrease) in net assets resulting from operations	7,747,435	(4,493,141)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(599,248)	(1,168,713)
Class B	(46,741)	(354,448)
Class C	(32,631)	(162,575)
Class R	(24)	(59)
Class Z	(24,860)	(31,954)

	(703,504)	(1,717,749)

Distributions from net realized gains and capital gain distributions received
Class A	(5,198,938)	(481,196)
Class B	(1,592,057)	(224,704)
Class C	(1,111,445)	(103,065)
Class R	(283)	(28)
Class Z	(171,108)	(11,722)

	(8,073,831)	(820,715)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	9,248,590	11,081,529
Net asset value of shares issued in reinvestment of dividends and distributions	8,531,587	2,468,153
Cost of shares reacquired	(13,852,245)	(14,270,399)

Net increase (decrease) in net assets from Fund share transactions	3,927,932	(720,717)

Total increase (decrease)	2,898,032	(7,752,322)

Net Assets:
Beginning of year	89,807,797	97,560,119

End of year	$92,705,829	$89,807,797

See Notes to Financial Statements.

Prudential Asset Allocation Funds	47

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund and Prudential Balanced Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified funds. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the Prudential mutual fund family (each, an underlying fund). Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The Allocation Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Company and the Allocation Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Allocation Funds hold securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Allocation Funds to utilize independent pricing vendor services, quotations from market

48

makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each of the Allocation Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolios of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds. The Company’s expenses are allocated to the respective portfolio on the basis of relative net assets except the expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Allocation Fund declares and pays its net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance

Prudential Asset Allocation Funds	49

Notes to Financial Statements (continued)

with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Allocation Funds with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PI pays for the services of QMA, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

Effective January 1, 2016, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets up to $5 billion and .175% of average daily net assets in excess of $5 billion. Prior to January 1, 2016, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets. The effective management fee rate, before any waivers and/or expense reimbursement for each of the Allocation Funds was .20% for the year ended September 30, 2016. The effective management fee net of waivers and/or expense reimbursement were .20%, .20% and .03% for the Conservative, Moderate and Growth Allocation Funds, respectively.

The Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, B, C and R shares, pursuant to plans

50

of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Distribution Plans, the Allocation Funds compensate PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2018 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

Through January 31, 2018, PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2016. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$225,531
Moderate Allocation Fund	284,526
Growth Allocation Fund	230,246

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2016. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$—	$16,220	$4,824
Moderate Allocation Fund	76	19,243	1,796
Growth Allocation Fund	—	13,896	1,493

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Asset Allocation Funds	51

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Allocation Funds invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. The Allocation Funds may also invest in other affiliated mutual funds. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Investments in Affiliated Issuers

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds, other than short-term investments, dividend income and capital gain distributions received for the year ended September 30, 2016 is presented as follows:

Conservative Allocation Fund:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$5,661,709	$753,326	$—	$(1,005,000)	$142,478	$—	$5,509,109
Prudential Global Real Estate Fund (Class Q)	7,127,455	1,346,548	—	(2,095,000)	146,072	115,476	6,872,587
Prudential Government Income Fund (Class Q)	—	34,605	8,857,486	(240,000)	20,616	38,685	9,738,162
Prudential Government Income Fund (Class Z)	10,158,091	1,214,796	(8,857,486)	(1,670,000)	108,937	—	—
Prudential High Yield Fund (Class Q)	2,806,426	430,946	—	(590,000)	194,986	—	2,763,355
Prudential Jennison 20/20 Focus Fund (Class Q)	1,415,507	472,093	—	(465,000)	2,851	184,243	1,401,394
Prudential Jennison Equity Opportunity Fund (Class Q)	2,836,867	612,553	—	(805,000)	31,101	186,452	2,787,531
Prudential Jennison Growth Fund (Class Z)	4,273,791	883,186	—	(2,205,000)	—	218,186	3,132,157
Prudential Jennison International Opportunities Fund (Class Q)	—	1,110,000	5,832,561	(1,455,000)	—	—	5,527,556
Prudential Jennison International Opportunities Fund (Class Z)	5,668,424	150,000	(5,832,561)	(425,000)	—	—	—
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	2,116,357	496,540	—	(480,000)	—	171,541	2,100,579
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	169,955	195	—	(130,000)	195	—	24,976

52

Conservative Allocation Fund (cont’d):

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison Small Company Fund, Inc. (Class Q)	$3,334,789	$2,645,871	$—	$(1,100,000)	$20,367	$430,504	$4,847,150
Prudential Jennison Value Fund (Class Q)	4,038,455	647,385	—	(2,975,000)	60,753	276,632	1,412,402
Prudential QMA International Equity Fund (Class Z)	8,482,264	1,636,434	—	(2,275,000)	166,434	—	8,268,364
Prudential QMA Large-Cap Core Equity Fund (Class Z)	6,116,255	3,823,584	—	(5,310,000)	52,270	211,314	5,272,822
Prudential QMA Long-Short Equity Fund (Class Z)	4,295,494	690,528	—	(1,005,000)	—	20,528	4,157,607
Prudential QMA Mid-Cap Value Fund (Class Q)	3,407,096	924,320	—	(1,315,000)	53,276	206,043	3,113,109
Prudential QMA Small-Cap Value Fund (Class Q)	1,377,484	964,585	—	(820,000)	36,318	386,267	1,384,793
Prudential QMA Strategic Value Fund (Class Z)	4,203,798	4,863,549	—	(1,545,000)	91,945	721,604	7,593,704
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	36,502,874	5,720,604	—	(8,910,000)	1,069,931	—	33,544,750
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	721,815	55,021	—	(80,000)	19,918	—	700,630
Prudential Total Return Bond Fund (Class Q)	24,190,657	6,079,673	—	(5,230,000)	773,488	2,757	26,074,480

	$138,905,563	$35,556,342	$—	$(42,130,000)	$2,991,936	$3,170,232	$136,227,217

Moderate Allocation Fund:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$3,464,144	$263,525	$—	$(500,000)	$83,021	$—	$3,283,950
Prudential Global Real Estate Fund (Class Q)	8,603,764	584,187	—	(1,595,000)	170,703	138,484	8,148,068
Prudential Government Income Fund (Class Q)	—	12,302	4,462,340	(80,000)	10,315	—	4,889,394
Prudential Government Income Fund (Class Z)	5,275,668	415,992	(4,462,340)	(850,000)	53,404	18,987	—
Prudential High Yield Fund (Class Q)	1,719,720	144,713	—	(265,000)	114,141	—	1,664,755
Prudential Jennison 20/20 Focus Fund (Class Q)	3,416,587	628,626	—	(690,000)	6,835	441,790	3,290,333
Prudential Jennison Equity Opportunity Fund (Class Q)	6,791,890	837,069	—	(1,345,000)	74,634	447,435	6,597,417
Prudential Jennison Growth Fund (Class Z)	7,552,266	708,780	—	(3,720,000)	—	313,781	4,952,479

Prudential Asset Allocation Funds	53

Notes to Financial Statements (continued)

Moderate Allocation Fund (cont’d):

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison International Opportunities Fund (Class Q)	$—	$925,000	$10,522,852	$(1,655,000)	$—	$—	$9,816,788
Prudential Jennison International Opportunities Fund (Class Z)	10,247,063	—	(10,522,852)	(545,000)	—	—	—
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	5,085,554	645,530	—	(680,000)	—	410,530	4,954,150
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	191,502	402	—	(130,000)	402	—	51,570
Prudential Jennison Small Company Fund, Inc. (Class Q)	6,564,533	4,924,523	—	(1,915,000)	39,053	825,470	9,439,756
Prudential Jennison Value Fund (Class Q)	10,019,009	1,821,839	—	(6,200,000)	157,891	718,948	4,942,754
Prudential QMA International Equity Fund (Class Z)	15,294,436	1,239,926	—	(2,540,000)	299,926	—	14,696,424
Prudential QMA Large-Cap Core Equity Fund (Class Z)	15,136,103	3,423,359	—	(5,025,000)	167,241	676,118	14,856,370
Prudential QMA Long-Short Equity Fund (Class Z)	6,918,913	217,834	—	(830,000)	—	32,834	6,560,086
Prudential QMA Mid-Cap Value Fund (Class Q)	5,910,873	732,361	—	(1,035,000)	89,443	345,918	5,744,717
Prudential QMA Small-Cap Value Fund (Class Q)	1,700,580	1,359,648	—	(440,000)	43,543	463,105	2,470,875
Prudential QMA Strategic Value Fund (Class Z)	10,078,077	7,353,422	—	(4,590,000)	172,155	1,346,266	13,110,048
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	21,998,765	3,177,622	—	(4,120,000)	637,100	—	21,191,678
Prudential Total Return Bond Fund (Class Q)	22,006,240	3,127,905	—	(4,815,000)	652,647	2,485	21,154,025

	$167,975,687	$32,544,565	$—	$(43,565,000)	$2,772,454	$6,182,151	$161,815,637

54

Growth Allocation Fund:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$467,173	$71,471	$—	$(75,000)	$11,401	$—	$471,677
Prudential Global Real Estate Fund (Class Q)	4,543,047	523,173	—	(735,000)	92,907	75,266	4,620,618
Prudential High Yield Fund (Class Q)	462,846	86,328	—	(94,000)	31,166	—	472,524
Prudential Jennison 20/20 Focus Fund (Class Q)	2,679,424	494,096	—	(315,000)	5,547	358,548	2,795,153
Prudential Jennison Equity Opportunity Fund (Class Q)	6,216,987	675,753	—	(640,000)	70,872	424,881	6,527,068
Prudential Jennison Growth Fund (Class Z)	6,118,850	555,200	—	(3,730,000)	—	255,200	3,262,175
Prudential Jennison International Opportunities Fund (Class Q)	—	755,000	9,051,371	(1,015,000)	—	—	8,806,332
Prudential Jennison International Opportunities Fund (Class Z)	8,556,185	—	(9,051,371)	(202,000)	—	—	—
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	2,436,783	1,294,014	—	(175,000)	—	204,014	3,499,253
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	107,015	475	—	(50,000)	475	—	61,007
Prudential Jennison Small Company Fund, Inc. (Class Q)	4,618,212	3,914,888	—	(830,000)	27,776	587,112	7,673,338
Prudential Jennison Value Fund (Class Q)	6,614,012	644,433	—	(3,795,000)	98,936	450,497	3,039,633
Prudential QMA International Equity Fund (Class Z)	13,020,701	1,122,099	—	(1,338,000)	262,099	—	13,403,564
Prudential QMA Large-Cap Core Equity Fund (Class Z)	10,922,007	2,328,681	—	(3,565,000)	121,695	491,986	10,517,953
Prudential QMA Long-Short Equity Fund (Class Z)	4,556,686	402,406	—	(485,000)	—	22,406	4,637,550
Prudential QMA Mid-Cap Value Fund (Class Q)	3,841,638	732,760	—	(470,000)	58,914	227,846	4,192,417
Prudential QMA Small-Cap Value Fund (Class Q)	1,592,516	1,459,985	—	(1,085,000)	41,423	440,562	1,862,156
Prudential QMA Strategic Value Fund (Class Z)	6,762,685	5,842,622	—	(2,215,000)	133,059	1,044,563	10,486,671
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	282,342	73,192	—	(75,000)	8,183	—	282,274
Prudential Total Return Bond Fund (Class Q)	5,355,016	1,092,868	—	(1,370,000)	156,583	592	5,278,376

	$89,154,125	$22,069,444	$—	$(22,259,000)	$1,121,036	$4,583,473	$91,889,739

Prudential Asset Allocation Funds	55

Notes to Financial Statements (continued)

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investment transactions. For the year ended September 30, 2016, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain
Conservative Allocation Fund(a)	$191,258	$(191,258)
Moderate Allocation Fund(a)	295,799	(295,799)
Growth Allocation Fund(a)	464,712	(464,712)

(a)	Reclassification of distributions.

For the year ended September 30, 2016, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$2,129,196	$7,116,092
Moderate Allocation Fund	2,226,171	10,385,028
Growth Allocation Fund	724,383	8,052,952

For the year ended September 30, 2015, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$2,957,996	$3,756,595
Moderate Allocation Fund	3,041,453	6,204,991
Growth Allocation Fund	1,717,749	820,715

56

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$1,079,556	$623,051
Moderate Allocation Fund	—	3,594,329
Growth Allocation Fund	1,924,540	718,831

The United States federal income tax basis and the net unrealized appreciation of the Funds’ investments as of September 30, 2016 were as follows:

	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Tax Basis	$121,670,478	$135,655,584	$76,031,716
Appreciation	16,761,694	28,782,551	16,904,882
Depreciation	(1,034,447)	(1,074,731)	(214,510)

Net Unrealized Appreciation	$15,727,247	$27,707,820	$16,690,372

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Allocation Funds offer Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Allocation Funds to one or more other share classes of the Allocation Funds as presented in the table of transactions in shares of common stock.

Prudential Asset Allocation Funds	57

Notes to Financial Statements (continued)

There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series. Each of the Allocation Funds, comprising three of the six series, has five classes, designated Class A, Class B, Class C, Class R and Class Z, which consists of 250 million, 250 million, 250 million, 100 million and 150 million authorized shares, respectively.

As of September 30, 2016, PI owned 284, 255 and 216 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively. In addition 3, 2 and 2 shareholders of record held 50%, 43% and 37% of the Conservative Allocation, Moderate Allocation and Growth Allocation Funds’ outstanding shares, respectively, on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2016:
Shares sold	1,697,517	$20,570,532
Shares issued in reinvestment of dividends and distributions	417,351	4,979,388
Shares reacquired	(1,776,935)	(21,476,871)

Net increase (decrease) in shares outstanding before conversion	337,933	4,073,049
Shares issued upon conversion from other share class(es)	817,774	9,959,646
Shares reacquired upon conversion into other share class(es)	(170,108)	(2,057,937)

Net increase (decrease) in shares outstanding	985,599	$11,974,758

Year ended September 30, 2015:
Shares sold	1,336,762	$17,503,543
Shares issued in reinvestment of dividends and distributions	254,652	3,321,887
Shares reacquired	(1,335,786)	(17,445,948)

Net increase (decrease) in shares outstanding before conversion	255,628	3,379,482
Shares issued upon conversion from other share class(es)	302,130	3,903,708
Shares reacquired upon conversion into other share class(es)	(127,228)	(1,651,730)

Net increase (decrease) in shares outstanding	430,530	$5,631,460

58

Conservative Allocation Fund (cont’d):

Class B	Shares	Amount
Year ended September 30, 2016:
Shares sold	26,898	$323,341
Shares issued in reinvestment of dividends and distributions	121,637	1,443,591
Shares reacquired	(450,540)	(5,466,348)

Net increase (decrease) in shares outstanding before conversion	(302,005)	(3,699,416)
Shares reacquired upon conversion into other share class(es)	(818,565)	(9,922,957)

Net increase (decrease) in shares outstanding	(1,120,570)	$(13,622,373)

Year ended September 30, 2015:
Shares sold	52,219	$682,131
Shares issued in reinvestment of dividends and distributions	109,859	1,427,878
Shares reacquired	(526,175)	(6,868,491)

Net increase (decrease) in shares outstanding before conversion	(364,097)	(4,758,482)
Shares reacquired upon conversion into other share class(es)	(299,693)	(3,855,874)

Net increase (decrease) in shares outstanding	(663,790)	$(8,614,356)

Class C
Year ended September 30, 2016:
Shares sold	454,934	$5,440,412
Shares issued in reinvestment of dividends and distributions	141,187	1,675,516
Shares reacquired	(771,588)	(9,309,151)

Net increase (decrease) in shares outstanding before conversion	(175,467)	(2,193,223)
Shares reacquired upon conversion into other share class(es)	(35,354)	(427,989)

Net increase (decrease) in shares outstanding	(210,821)	$(2,621,212)

Year ended September 30, 2015:
Shares sold	757,332	$9,875,376
Shares issued in reinvestment of dividends and distributions	82,246	1,069,897
Shares reacquired	(499,304)	(6,516,273)

Net increase (decrease) in shares outstanding before conversion	340,274	4,429,000
Shares reacquired upon conversion into other share class(es)	(9,078)	(119,300)

Net increase (decrease) in shares outstanding	331,196	$4,309,700

Class R
Year ended September 30, 2016:
Shares sold	1,915	$23,678
Shares issued in reinvestment of dividends and distributions	522	6,245
Shares reacquired	(1,812)	(22,898)

Net increase (decrease) in shares outstanding	625	$7,025

Year ended September 30, 2015:
Shares sold	1,181	$15,451
Shares issued in reinvestment of dividends and distributions	342	4,472
Shares reacquired	(71)	(935)

Net increase (decrease) in shares outstanding	1,452	$18,988

Prudential Asset Allocation Funds	59

Notes to Financial Statements (continued)

Conservative Allocation Fund (cont’d):

Class Z	Shares	Amount
Year ended September 30, 2016:
Shares sold	112,034	$1,370,565
Shares issued in reinvestment of dividends and distributions	36,406	436,572
Shares reacquired	(248,765)	(3,018,367)

Net increase (decrease) in shares outstanding before conversion	(100,325)	(1,211,230)
Shares issued upon conversion from other share class(es)	201,418	2,449,237

Net increase (decrease) in shares outstanding	101,093	$1,238,007

Year ended September 30, 2015:
Shares sold	183,692	$2,420,962
Shares issued in reinvestment of dividends and distributions	21,605	282,954
Shares reacquired	(244,112)	(3,198,793)

Net increase (decrease) in shares outstanding before conversion	(38,815)	(494,877)
Shares issued upon conversion from other shares class(es)	132,047	1,723,196

Net increase (decrease) in shares outstanding	93,232	$1,228,319

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2016:
Shares sold	611,139	$8,263,316
Shares issued in reinvestment of dividends and distributions	562,569	7,476,540
Shares reacquired	(1,197,334)	(16,221,748)

Net increase (decrease) in shares outstanding before conversion	(23,626)	(481,892)
Shares issued upon conversion from other share class(es)	727,165	9,871,524
Shares reacquired upon conversion into other share class(es)	(14,551)	(198,659)

Net increase (decrease) in shares outstanding	688,988	$9,190,973

Year ended September 30, 2015:
Shares sold	803,585	$11,989,913
Shares issued in reinvestment of dividends and distributions	344,014	5,084,521
Shares reacquired	(834,075)	(12,430,514)

Net increase (decrease) in shares outstanding before conversion	313,524	4,643,920
Shares issued upon conversion from other share class(es)	484,812	7,139,407
Shares reacquired upon conversion into other share class(es)	(41,628)	(614,113)

Net increase (decrease) in shares outstanding	756,708	$11,169,214

60

Moderate Allocation Fund (cont’d):

Class B	Shares	Amount
Year ended September 30, 2016:
Shares sold	20,947	$280,131
Shares issued in reinvestment of dividends and distributions	185,447	2,453,468
Shares reacquired	(388,305)	(5,227,791)

Net increase (decrease) in shares outstanding before conversion	(181,911)	(2,494,192)
Shares reacquired upon conversion into other share class(es)	(729,254)	(9,818,490)

Net increase (decrease) in shares outstanding	(911,165)	$(12,312,682)

Year ended September 30, 2015:
Shares sold	42,546	$633,766
Shares issued in reinvestment of dividends and distributions	160,024	2,355,560
Shares reacquired	(493,387)	(7,328,030)

Net increase (decrease) in shares outstanding before conversion	(290,817)	(4,338,704)
Shares reacquired upon conversion into other share class(es)	(488,771)	(7,139,407)

Net increase (decrease) in shares outstanding	(779,588)	$(11,478,111)

Class C
Year ended September 30, 2016:
Shares sold	187,282	$2,491,966
Shares issued in reinvestment of dividends and distributions	144,287	1,908,920
Shares reacquired	(506,786)	(6,714,757)

Net increase (decrease) in shares outstanding before conversion	(175,217)	(2,313,871)
Shares reacquired upon conversion into other share class(es)	(4,290)	(56,207)

Net increase (decrease) in shares outstanding	(179,507)	$(2,370,078)

Year ended September 30, 2015:
Shares sold	543,926	$8,075,408
Shares issued in reinvestment of dividends and distributions	83,637	1,230,302
Shares reacquired	(349,858)	(5,189,876)

Net increase (decrease) in shares outstanding before conversion	277,705	4,115,834
Shares reacquired upon conversion into other share class(es)	(11,583)	(174,852)

Net increase (decrease) in shares outstanding	266,122	$3,940,982

Class R
Year ended September 30, 2016:
Shares issued in reinvestment of dividends and distributions	21.7	$288

Net increase (decrease) in shares outstanding	21.7	$288

Year ended September 30, 2015:
Shares sold	530	$8,003
Shares issued in reinvestment of dividends and distributions	648	9,554
Shares reacquired	(12,626)	(186,296)

Net increase (decrease) in shares outstanding	(11,448)	$(168,739)

Prudential Asset Allocation Funds	61

Notes to Financial Statements (continued)

Moderate Allocation Fund (cont’d):

Class Z	Shares	Amount
Year ended September 30, 2016:
Shares sold	54,203	$756,970
Shares issued in reinvestment of dividends and distributions	21,798	289,483
Shares reacquired	(112,743)	(1,497,812)

Net increase (decrease) in shares outstanding before conversion	(36,742)	(451,359)
Shares issued upon conversion from other share class(es)	14,753	201,832

Net increase (decrease) in shares outstanding	(21,989)	$(249,527)

Year ended September 30, 2015:
Shares sold	84,450	$1,251,194
Shares issued in reinvestment of dividends and distributions	12,716	187,823
Shares reacquired	(140,719)	(2,102,155)

Net increase (decrease) in shares outstanding before conversion	(43,553)	(663,138)
Shares issued upon conversion from other shares class(es)	53,061	789,221
Shares reacquired upon conversion into other share class(es)	(17)	(256)

Net increase (decrease) in shares outstanding	9,491	$125,827

Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2016:
Shares sold	415,136	$6,392,006
Shares issued in reinvestment of dividends and distributions	370,831	5,658,883
Shares reacquired	(537,893)	(8,293,098)

Net increase (decrease) in shares outstanding before conversion	248,074	3,757,791
Shares issued upon conversion from other share class(es)	279,236	4,330,334
Shares reacquired upon conversion into other share class(es)	(9,884)	(159,112)

Net increase (decrease) in shares outstanding	517,426	$7,929,013

Year ended September 30, 2015:
Shares sold	449,365	$7,876,267
Shares issued in reinvestment of dividends and distributions	91,852	1,607,409
Shares reacquired	(516,860)	(9,065,394)

Net increase (decrease) in shares outstanding before conversion	24,357	418,282
Shares issued upon conversion from other share class(es)	329,496	5,726,216
Shares reacquired upon conversion into other share class(es)	(25,244)	(446,017)

Net increase (decrease) in shares outstanding	328,609	$5,698,481

62

Growth Allocation Fund (cont’d):

Class B	Shares	Amount
Year ended September 30, 2016:
Shares sold	17,180	$243,509
Shares issued in reinvestment of dividends and distributions	110,352	1,623,272
Shares reacquired	(166,081)	(2,478,054)

Net increase (decrease) in shares outstanding before conversion	(38,549)	(611,273)
Shares reacquired upon conversion into other share class(es)	(290,672)	(4,330,334)

Net increase (decrease) in shares outstanding	(329,221)	$(4,941,607)

Year ended September 30, 2015:
Shares sold	16,637	$277,825
Shares issued in reinvestment of dividends and distributions	33,805	571,975
Shares reacquired	(172,707)	(2,919,663)

Net increase (decrease) in shares outstanding before conversion	(122,265)	(2,069,863)
Shares reacquired upon conversion into other share class(es)	(341,743)	(5,721,402)

Net increase (decrease) in shares outstanding	(464,008)	$(7,791,265)

Class C
Year ended September 30, 2016:
Shares sold	140,335	$2,093,947
Shares issued in reinvestment of dividends and distributions	73,072	1,075,615
Shares reacquired	(156,885)	(2,332,276)

Net increase (decrease) in shares outstanding before conversion	56,522	837,286
Shares reacquired upon conversion into other share class(es)	(14,606)	(232,161)

Net increase (decrease) in shares outstanding	41,916	$605,125

Year ended September 30, 2015:
Shares sold	153,008	$2,595,450
Shares issued in reinvestment of dividends and distributions	14,785	250,309
Shares reacquired	(99,972)	(1,690,973)

Net increase (decrease) in shares outstanding before conversion	67,821	1,154,786
Shares reacquired upon conversion into other share class(es)	(1,079)	(18,658)

Net increase (decrease) in shares outstanding	66,742	$1,136,128

Class R
Year ended September 30, 2016:
Shares sold	658.0	$9,900
Shares issued in reinvestment of dividends and distributions	20.3	308

Net increase (decrease) in shares outstanding	678.3	$10,208

Year ended September 30, 2015:
Shares sold	0.5	$8
Shares issued in reinvestment of dividends and distributions	5.0	87

Net increase (decrease) in shares outstanding	5.5	$95

Prudential Asset Allocation Funds	63

Notes to Financial Statements (continued)

Growth Allocation Fund (cont’d):

Class Z	Shares	Amount
Year ended September 30, 2016:
Shares sold	31,669	$509,228
Shares issued in reinvestment of dividends and distributions	11,252	173,509
Shares reacquired	(48,526)	(748,817)

Net increase (decrease) in shares outstanding before conversion	(5,605)	(66,080)
Shares issued upon conversion from other share class(es)	23,665	391,273

Net increase (decrease) in shares outstanding	18,060	$325,193

Year ended September 30, 2015:
Shares sold	18,513	$331,979
Shares issued in reinvestment of dividends and distributions	2,172	38,373
Shares reacquired	(33,970)	(594,369)

Net increase (decrease) in shares outstanding before conversion	(13,285)	(224,017)
Shares issued upon conversion from other shares class(es)	25,730	459,861

Net increase (decrease) in shares outstanding	12,445	$235,844

Note 7. Borrowings

The Allocation Funds, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Each Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Conservative Allocation Fund utilized the SCA during the year ended September 30, 2016. The average daily balance for the 4 days that the Fund had loans outstanding during the period was $311,000, borrowed at a weighted average interest rate of 1.56%. The maximum loan balance outstanding during the period was $587,000. At September 30, 2016, the Conservative Allocation Fund did not have an outstanding loan balance. The Moderate Allocation Fund and Growth Allocation Fund did not utilize the SCA during the year ended September 30, 2016.

64

Note 8. Dividends to Shareholders

Subsequent to the year ended September 30, 2016, the Conservative Allocation Fund declared ordinary income dividends on October 5, 2016 to shareholders of record on October 6, 2016. The ex-date was October 7, 2016. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0301
Class B	$0.0070
Class C	$0.0070
Class R	$0.0223
Class Z	$0.0379

Note 9. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential Asset Allocation Funds	65

Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.49	$13.30	$13.03	$12.39	$11.20
Income (loss) from investment operations:
Net investment income (loss)	.16	.24	.20	.22	.21
Net realized and unrealized gain (loss) on investment transactions	.62	(.41)	.53	.70	1.21
Total from investment operations	.78	(.17)	.73	.92	1.42
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.29)	(.22)	(.28)	(.23)
Distributions from net realized gains	(.63)	(.35)	(.24)	-	-
Total dividends and distributions	(.84)	(.64)	(.46)	(.28)	(.23)
Net asset value, end of year	$12.43	$12.49	$13.30	$13.03	$12.39
Total Return(b):	6.61%	(1.42)%	5.67%	7.52%	12.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$85,173	$73,273	$72,292	$64,535	$57,791
Average net assets (000)	$81,813	$75,170	$66,510	$60,521	$56,264
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.73%	.72%	.71%	.72%	.75%
Expenses, before waivers and/or expense reimbursement	.78%	.77%	.76%	.77%	.81%
Net investment income (loss)	1.36%	1.86%	1.48%	1.74%	1.80%
Portfolio turnover rate	25%	42%	46%	25%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

66

Class B Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.43	$13.24	$12.98	$12.33	$11.15
Income (loss) from investment operations:
Net investment income (loss)	.08	.15	.10	.13	.13
Net realized and unrealized gain (loss) on investment transactions	.61	(.42)	.52	.70	1.20
Total from investment operations	.69	(.27)	.62	.83	1.33
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.19)	(.12)	(.18)	(.15)
Distributions from net realized gains	(.63)	(.35)	(.24)	-	-
Total dividends and distributions	(.75)	(.54)	(.36)	(.18)	(.15)
Net asset value, end of year	$12.37	$12.43	$13.24	$12.98	$12.33
Total Return(b):	5.84%	(2.17)%	4.82%	6.84%	11.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,107	$30,118	$40,863	$43,767	$43,162
Average net assets (000)	$23,560	$37,344	$43,801	$43,407	$44,359
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.48%	1.47%	1.46%	1.47%	1.50%
Expenses, before waivers and/or expense reimbursement	1.48%	1.47%	1.46%	1.47%	1.51%
Net investment income (loss)	.67%	1.17%	.73%	1.01%	1.06%
Portfolio turnover rate	25%	42%	46%	25%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	67

Prudential Conservative Allocation Fund

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.44	$13.24	$12.98	$12.34	$11.16
Income (loss) from investment operations:
Net investment income (loss)	.08	.14	.10	.12	.13
Net realized and unrealized gain (loss) on investment transactions	.60	(.40)	.52	.70	1.20
Total from investment operations	.68	(.26)	.62	.82	1.33
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.19)	(.12)	(.18)	(.15)
Distributions from net realized gains	(.63)	(.35)	(.24)	-	-
Total dividends and distributions	(.75)	(.54)	(.36)	(.18)	(.15)
Net asset value, end of year	$12.37	$12.44	$13.24	$12.98	$12.34
Total Return(b):	5.75%	(2.09)%	4.82%	6.75%	11.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,325	$31,091	$28,724	$22,055	$18,224
Average net assets (000)	$30,257	$30,647	$26,250	$19,308	$18,095
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.48%	1.47%	1.46%	1.47%	1.50%
Expenses, before waivers and/or expense reimbursement	1.48%	1.47%	1.46%	1.47%	1.51%
Net investment income (loss)	.63%	1.09%	.69%	.98%	1.10%
Portfolio turnover rate	25%	42%	46%	25%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

68

Class R Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.53	$13.34	$13.07	$12.42	$11.23
Income (loss) from investment operations:
Net investment income (loss)	.13	.21	.17	.19	.17
Net realized and unrealized gain (loss) on investment transactions	.62	(.41)	.53	.71	1.22
Total from investment operations	.75	(.20)	.70	.90	1.39
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.26)	(.19)	(.25)	(.20)
Distributions from net realized gains	(.63)	(.35)	(.24)	-	-
Total dividends and distributions	(.81)	(.61)	(.43)	(.25)	(.20)
Net asset value, end of year	$12.47	$12.53	$13.34	$13.07	$12.42
Total Return(b):	6.32%	(1.66)%	5.38%	7.32%	12.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$115	$107	$95	$59	$49
Average net assets (000)	$101	$101	$76	$54	$42
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.98%	.97%	.96%	.97%	1.00%
Expenses, before waivers and/or expense reimbursement	1.23%	1.22%	1.21%	1.22%	1.26%
Net investment income (loss)	1.10%	1.59%	1.18%	1.48%	1.48%
Portfolio turnover rate	25%	42%	46%	25%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	69

Prudential Conservative Allocation Fund

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.55	$13.36	$13.09	$12.44	$11.24
Income (loss) from investment operations:
Net investment income (loss)	.19	.27	.22	.24	.24
Net realized and unrealized gain (loss) on investment transactions	.63	(.40)	.54	.72	1.22
Total from investment operations	.82	(.13)	.76	.96	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.33)	(.25)	(.31)	(.26)
Distributions from net realized gains	(.63)	(.35)	(.24)	-	-
Total dividends and distributions	(.88)	(.68)	(.49)	(.31)	(.26)
Net asset value, end of year	$12.49	$12.55	$13.36	$13.09	$12.44
Total Return(b):	6.85%	(1.16)%	5.90%	7.84%	13.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,637	$6,404	$5,572	$6,097	$3,960
Average net assets (000)	$6,800	$6,058	$5,941	$5,492	$3,176
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.48%	.47%	.46%	.47%	.50%
Expenses, before waivers and/or expense reimbursement	.48%	.47%	.46%	.47%	.51%
Net investment income (loss)	1.59%	2.09%	1.75%	1.90%	1.99%
Portfolio turnover rate	25%	42%	46%	25%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

70

Prudential Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.96	$15.17	$14.21	$12.80	$11.09
Income (loss) from investment operations:
Net investment income (loss)	.12	.18	.15	.16	.14
Net realized and unrealized gain (loss) on investment transactions	.94	(.55)	.97	1.49	1.73
Total from investment operations	1.06	(.37)	1.12	1.65	1.87
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.31)	(.16)	(.24)	(.16)
Distributions from net realized gains	(.88)	(.53)	-	-	-
Total dividends and distributions	(1.09)	(.84)	(.16)	(.24)	(.16)
Net asset value, end of year	$13.93	$13.96	$15.17	$14.21	$12.80
Total Return(b):	8.00%	(2.79)%	7.91%	13.13%	17.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$106,173	$96,846	$93,752	$81,788	$70,155
Average net assets (000)	$100,247	$98,271	$89,611	$74,440	$66,664
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.75%	.71%	.70%	.71%	.74%
Expenses, before waivers and/or expense reimbursement	.80%	.76%	.75%	.76%	.79%
Net investment income (loss)	.90%	1.17%	1.00%	1.22%	1.11%
Portfolio turnover rate	20%	45%	35%	30%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	71

Prudential Moderate Allocation Fund

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.83	$15.04	$14.09	$12.69	$11.00
Income (loss) from investment operations:
Net investment income (loss)	.03	.07	.04	.07	.05
Net realized and unrealized gain (loss) on investment transactions	.91	(.56)	.97	1.48	1.71
Total from investment operations	.94	(.49)	1.01	1.55	1.76
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.19)	(.06)	(.15)	(.07)
Distributions from net realized gains	(.88)	(.53)	-	-	-
Total dividends and distributions	(.98)	(.72)	(.06)	(.15)	(.07)
Net asset value, end of year	$13.79	$13.83	$15.04	$14.09	$12.69
Total Return(b):	7.13%	(3.55)%	7.15%	12.35%	16.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,407	$38,084	$53,127	$54,574	$53,400
Average net assets (000)	$32,651	$48,273	$56,302	$54,466	$55,362
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.46%	1.45%	1.46%	1.49%
Expenses, before waivers and/or expense reimbursement	1.50%	1.46%	1.45%	1.46%	1.49%
Net investment income (loss)	.22%	.49%	.28%	.51%	.40%
Portfolio turnover rate	20%	45%	35%	30%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

72

Class C Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.83	$15.03	$14.08	$12.69	$10.99
Income (loss) from investment operations:
Net investment income (loss)	.03	.06	.04	.06	.04
Net realized and unrealized gain (loss) on investment transactions	.90	(.54)	.97	1.48	1.73
Total from investment operations	.93	(.48)	1.01	1.54	1.77
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.19)	(.06)	(.15)	(.07)
Distributions from net realized gains	(.88)	(.53)	-	-	-
Total dividends and distributions	(.98)	(.72)	(.06)	(.15)	(.07)
Net asset value, end of year	$13.78	$13.83	$15.03	$14.08	$12.69
Total Return(b):	7.06%	(3.48)%	7.15%	12.27%	16.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,306	$30,872	$29,564	$24,604	$19,485
Average net assets (000)	$29,628	$31,776	$28,118	$21,933	$18,652
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.46%	1.45%	1.46%	1.49%
Expenses, before waivers and/or expense reimbursement	1.50%	1.46%	1.45%	1.46%	1.49%
Net investment income (loss)	.19%	.40%	.24%	.43%	.36%
Portfolio turnover rate	20%	45%	35%	30%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	73

Prudential Moderate Allocation Fund

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.87	$15.11	$14.15	$12.76	$11.05
Income (loss) from investment operations:
Net investment income (loss)	.09	.18	.11	.05	.13
Net realized and unrealized gain (loss) on investment transactions	.93	(.62)	.97	1.55	1.71
Total from investment operations	1.02	(.44)	1.08	1.60	1.84
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.27)	(.12)	(.21)	(.13)
Distributions from net realized gains	(.88)	(.53)	-	-	-
Total dividends and distributions	(1.06)	(.80)	(.12)	(.21)	(.13)
Net asset value, end of year	$13.83	$13.87	$15.11	$14.15	$12.76
Total Return(b):	7.68%	(3.26)%	7.67%	12.74%	16.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4	$4	$177	$153	$7
Average net assets (000)	$4	$140	$167	$15	$9
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.00%	.96%	.95%	.90%	.99%
Expenses, before waivers and/or expense reimbursement	1.25%	1.21%	1.20%	1.15%	1.24%
Net investment income (loss)	.64%	1.18%	.76%	.40%	1.08%
Portfolio turnover rate	20%	45%	35%	30%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

74

Class Z Shares
	Year Ended September 30,
	2016(a)	2015(a)	2014	2013(a)	2012(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.99	$15.20	$14.23	$12.81	$11.10
Income (loss) from investment operations:
Net investment income (loss)	.17	.21	.17	.21	.17
Net realized and unrealized gain (loss) on investment transactions	.92	(.54)	.99	1.49	1.73
Total from investment operations	1.09	(.33)	1.16	1.70	1.90
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.35)	(.19)	(.28)	(.19)
Distributions from net realized gains	(.88)	(.53)	-	-	-
Total dividends and distributions	(1.13)	(.88)	(.19)	(.28)	(.19)
Net asset value, end of year	$13.95	$13.99	$15.20	$14.23	$12.81
Total Return(b):	8.21%	(2.54)%	8.22%	13.48%	17.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,283	$3,601	$3,767	$2,684	$3,052
Average net assets (000)	$3,319	$3,537	$3,190	$2,874	$2,590
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.50%	.46%	.45%	.46%	.49%
Expenses, before waivers and/or expense reimbursement	.50%	.46%	.45%	.46%	.49%
Net investment income (loss)	1.24%	1.43%	1.20%	1.57%	1.38%
Portfolio turnover rate	20%	45%	35%	30%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	75

Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.15	$17.41	$16.02	$13.58	$11.23
Income (loss) from investment operations:
Net investment income (loss)	.07	.08	.08	.10	.05
Net realized and unrealized gain (loss) on investment transactions	1.33	(.84)	1.42	2.46	2.30
Total from investment operations	1.40	(.76)	1.50	2.56	2.35
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.35)	(.11)	(.12)	-
Distributions from net realized gains	(1.45)	(.15)	-	-	-
Total dividends and distributions	(1.61)	(.50)	(.11)	(.12)	-
Net asset value, end of year	$15.94	$16.15	$17.41	$16.02	$13.58
Total Return(b):	9.13%	(4.58)%	9.37%	19.02%	20.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$65,038	$57,536	$56,293	$46,911	$37,934
Average net assets (000)	$60,610	$59,770	$52,609	$41,896	$35,571
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.75%	.75%	.75%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.97%	.93%	.90%	.92%	.99%
Net investment income (loss)	.47%	.48%	.46%	.65%	.41%
Portfolio turnover rate	24%	44%	24%	23%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

76

Class B Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.53	$16.76	$15.44	$13.10	$10.91
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.03)	(.04)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.27	(.82)	1.36	2.38	2.22
Total from investment operations	1.24	(.85)	1.32	2.37	2.19
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.23)	-	(.03)	-
Distributions from net realized gains	(1.45)	(.15)	-	-	-
Total dividends and distributions	(1.49)	(.38)	-	(.03)	-
Net asset value, end of year	$15.28	$15.53	$16.76	$15.44	$13.10
Total Return(b):	8.35%	(5.28)%	8.55%	18.13%	20.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,335	$18,670	$27,929	$29,785	$28,111
Average net assets (000)	$16,171	$24,591	$30,822	$29,020	$29,094
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.67%	1.63%	1.60%	1.62%	1.69%
Net investment income (loss)	(.18)%	(.16)%	(.22)%	(.06)%	(.26)%
Portfolio turnover rate	24%	44%	24%	23%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	77

Prudential Growth Allocation Fund

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.54	$16.78	$15.45	$13.11	$10.92
Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.05)	(.05)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.29	(.81)	1.38	2.38	2.22
Total from investment operations	1.25	(.86)	1.33	2.37	2.19
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.23)	-	(.03)	-
Distributions from net realized gains	(1.45)	(.15)	-	-	-
Total dividends and distributions	(1.49)	(.38)	-	(.03)	-
Net asset value, end of year	$15.30	$15.54	$16.78	$15.45	$13.11
Total Return(b):	8.41%	(5.33)%	8.61%	18.11%	20.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,473	$12,025	$11,858	$10,416	$8,566
Average net assets (000)	$12,092	$12,540	$11,625	$9,377	$8,756
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.67%	1.63%	1.60%	1.62%	1.69%
Net investment income (loss)	(.26)%	(.28)%	(.29)%	(.10)%	(.28)%
Portfolio turnover rate	24%	44%	24%	23%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

78

Class R Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.01	$17.27	$15.90	$13.48	$11.17
Income (loss) from investment operations:
Net investment income (loss)	(.04)	.04	.04	.06	.03
Net realized and unrealized gain (loss) on investment transactions	1.40	(.84)	1.40	2.45	2.28
Total from investment operations	1.36	(.80)	1.44	2.51	2.31
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.31)	(.07)	(.09)	-
Distributions from net realized gains	(1.45)	(.15)	-	-	-
Total dividends and distributions	(1.57)	(.46)	(.07)	(.09)	-
Net asset value, end of year	$15.80	$16.01	$17.27	$15.90	$13.48
Total Return(b):	8.91%	(4.85)%	9.07%	18.74%	20.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14	$3	$3	$3	$3
Average net assets (000)	$8	$3	$3	$3	$2
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.00%	1.00%	.97%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.42%	1.36%	1.31%	1.37%	1.30%
Net investment income (loss)	(.24)%	.21%	.25%	.40%	.22%
Portfolio turnover rate	24%	44%	24%	23%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	79

Prudential Growth Allocation Fund

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.34	$17.61	$16.20	$13.73	$11.32
Income (loss) from investment operations:
Net investment income (loss)	.13	.15	.11	.13	.06
Net realized and unrealized gain (loss) on investment transactions	1.33	(.87)	1.45	2.50	2.35
Total from investment operations	1.46	(.72)	1.56	2.63	2.41
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.40)	(.15)	(.16)	-
Distributions from net realized gains	(1.45)	(.15)	-	-	-
Total dividends and distributions	(1.66)	(.55)	(.15)	(.16)	-
Net asset value, end of year	$16.14	$16.34	$17.61	$16.20	$13.73
Total Return(b):	9.39%	(4.36)%	9.64%	19.31%	21.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,845	$1,573	$1,477	$989	$1,112
Average net assets (000)	$1,794	$1,352	$1,278	$1,071	$786
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.67%	.63%	.60%	.62%	.69%
Net investment income (loss)	.81%	.82%	.62%	.84%	.49%
Portfolio turnover rate	24%	44%	24%	23%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

80

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Growth Allocation Fund, three of the series constituting Prudential Investment Portfolios, Inc., hereafter referred to as the “Funds”), including each Funds’ portfolio of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2016

Prudential Asset Allocation Funds	81

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2016, the Allocation Funds reported the maximum amount allowed per share, but not less than the following amounts as capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class A, B, C, R and Z shares as follows:

Capital Gains Distributions
Conservative Allocation Fund	$0.62
Moderate Allocation Fund	0.86
Growth Allocation Fund	1.44

For the year ended September 30, 2016, Allocation Funds reports the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Conservative Allocation Fund	18.41%	9.46%	39.32%
Moderate Allocation Fund	55.84%	33.42%	26.61%
Growth Allocation Fund	29.31%	17.86%	11.76%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

82

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Asset Allocation Funds

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Asset Allocation Funds

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Asset Allocation Funds

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Funds’ Boards of Directors

The Boards of Directors (the “Board”) of the Prudential Asset Allocation Funds (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, seven of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]

Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Conservative Allocation Fund.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2015 exceeded the management fees paid by each Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to each Fund’s management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as each Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PI’s investment in each Fund over time. The Board noted that economies of scale, if any, may be shared with each Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

that potential benefits to be derived by PI included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended September 30, 2015. The Board considered the management fee for each Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe2 and the Peer Group for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed each Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[2]	For Prudential Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe.

For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although the Fund is classified in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.

For Prudential Growth Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Performance Universe.

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Conservative Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods, though it underperformed over the remaining periods.
•

The Board further considered that the Fund’s long-term performance record against its benchmark was largely affected by recent underperformance in 2014 and 2015, noting that the Fund had outperformed its benchmark index over each of the one-year periods from 2009 through 2013.

•

The Board also noted information provided by PI indicating that PI added an additional breakpoint to its management fee schedule effective January 1, 2016; in this regard the Board noted the management fee schedule changed from 0.20% on average daily net assets to 0.20% on average daily net assets up to $5 billion and 0.175% on average daily net assets over $5 billion.

•

The Board noted PI’s conviction in the subadviser, despite the near-term underperformance, in light of the management team’s vast experience in managing asset allocation strategies and the depth of the investment team.

•	The Board and PI agreed limit expenses to 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

Prudential Moderate Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period though it underperformed its benchmark index over the other periods.
•	The Board also noted information provided by PI indicating that benchmark-relative performance for the Fund had been impacted by underperformance in 2014 and 2015.
•	The Board considered that the Fund’s longer-term performance was above that of the median of its peers (other than for the 10-year period) and noted that its performance lag in 2015 was recent.
•

The Board also noted information provided by PI indicating that PI added an additional breakpoint to its management fee schedule effective January 1, 2016; in this regard the Board noted the management fee schedule changed from 0.20% on average daily net assets to 0.20% on average daily net assets up to $5 billion and 0.175% on average daily net assets over $5 billion.

•

The Board noted PI’s conviction in the subadviser, despite the near-term underperformance, in light of the management team’s vast experience in managing asset allocation strategies and the depth of the investment team.

•	The Board and PI agreed to limit expenses to 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Growth Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•

The Board noted that the Fund’s near-term performance had improved, with the Fund’s ranking within its Peer Universe moving to the 3rd quartile in the first quarter of 2016, though the Fund underperformed its benchmark index over all periods.

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•

The Board further considered that the Fund’s long-term performance record against its benchmark was largely affected by recent underperformance in 2014 and 2015, noting that when the Board evaluated the Fund’s performance as of December 31, 2013 in connection with contract renewals in 2014, the Fund had outperformed its benchmark index for the one-, three-, and five-year periods.

•

The Board noted PI’s conviction in the subadviser, despite the near-term underperformance, in light of the management team’s vast experience in managing asset allocation strategies and the depth of the investment team.

•	The Board and PI agreed to retain the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Prudential Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Funds has delegated to the Funds’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

Each Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
Conservative Allocation (Class A)	JDUAX	74437E750	Moderate Allocation (Class R)	JMARX	74437E610
Conservative Allocation (Class B)	JDABX	74437E743	Moderate Allocation (Class Z)	JDMZX	74437E776
Conservative Allocation (Class C)	JDACX	74437E735	Growth Allocation (Class A)	JDAAX	74437E685
Conservative Allocation (Class R)	JDARX	74437E628	Growth Allocation (Class B)	JDGBX	74437E677
Conservative Allocation (Class Z)	JDAZX	74437E784	Growth Allocation (Class C)	JDGCX	74437E669
Moderate Allocation (Class A)	JDTAX	74437E727	Growth Allocation (Class R)	JGARX	74437E594
Moderate Allocation (Class B)	JDMBX	74437E719	Growth Allocation (Class Z)	JDGZX	74437E768
Moderate Allocation (Class C)	JDMCX	74437E693

MF194E    0298915-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2016 and September 30, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $217,601 and $150,310 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(c) Tax Fees

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(d) All Other Fees

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎	Federal, state and local income tax compliance; and,
∎	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2016 and September 30, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 22, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 22, 2016